UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-1352

Fidelity Devonshire Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

 (Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2016

Item 1.

Reports to Stockholders

Fidelity® Series All-Sector Equity Fund
Fidelity® Series All-Sector Equity Fund
Class F

Fidelity® Series Equity-Income Fund
Fidelity® Series Equity-Income Fund
Class F

Fidelity® Series Stock Selector Large Cap Value Fund
Fidelity® Series Stock Selector Large Cap Value Fund
Class F

Annual Report

January 31, 2016

Contents

Fidelity® Series All-Sector Equity Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Series Equity-Income Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity® Series Stock Selector Large Cap Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Reports of Independent Registered Accounting Firms
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544, or for Class F, call 1-800-835-5092, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity® Series All-Sector Equity Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2016	Past 1 year	Past 5 years	Life of FundA
Fidelity® Series All-Sector Equity Fund	(3.55)%	9.40%	12.14%
Class F	(3.38)%	9.61%	12.34%

 A From October 17, 2008

 The initial offering of Class F shares took place on June 26, 2009. Returns prior to June 26, 2009 are those of Fidelity® Series All-Sector Equity Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series All-Sector Equity Fund, a class of the fund, on October 17, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Index performed over the same period.

Period Ending Values
$23,067	Fidelity® Series All-Sector Equity Fund
$24,518	Russell 1000® Index

Fidelity® Series All-Sector Equity Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.67% for the 12 months ending January 31, 2016. U.S. stocks suffered a steep decline in August and September 2015 over worries about China’s slowing economic growth. Equities sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December – further encouraged by an interest rate cut in China and economic stimulus in Europe – only to face renewed fear in the new year. Concern about continued declines in the price of oil, relative strength of the U.S. dollar and fresh worries about China and the Middle East pushed the S&P 500® to its worst January since 2009. Overall, growth-oriented and large-cap stocks fared far better than their value and small-cap counterparts. The tech-heavy Nasdaq Composite Index® gained 0.70% for the year; the Russell 2000® Index, -9.92%. Sector results in the broad S&P 500® saw only four of 10 gain ground. Despite increased competitive pressure among wireless carriers, telecommunication services (+12%) led the way. The consumer staples (+8%) and discretionary (+8%) sectors benefited from rising personal income and low inflation. Information technology (+5%) outpaced the broad market amid strong fundamentals. Energy (-20%) was the worst-performing sector, hurt by depressed commodity prices that also affected materials (-16%).

Comments from Co-Portfolio Manager Robert Stansky:  For the year, the fund’s share classes declined modestly, trailing the -1.82% return of the Russell 1000® Index. Stock selection in technology hurt the most versus the benchmark. Overweights in lagging semiconductor makers Marvell Technology Group and Qorvo were the two largest detractors. Positioning in software maker and benchmark stock Microsoft also detracted. We missed out on its advance as we waited until April to establish the position and underweighted the stock through period end. Within consumer discretionary, not owning online retailer and index member Amazon.com for most of the period detracted because it was a strong performer. We bought Amazon in August and moved to an overweighting in November. Conversely, stock picking in industrials contributed modestly. Athletic apparel maker Nike was the top contributor, and coffee-bar operator Starbucks also helped. We reduced both positions the past year. Overweighting Alphabet (formerly Google), the fund’s largest holding at period end, also proved timely, given the stock’s strong gain.

Note to shareholders:

Effective November 2, 2015, Peter Dixon was named Co-Manager of the fund to manage its consumer discretionary subportfolio, succeeding Peter Saperstone.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series All-Sector Equity Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Alphabet, Inc. Class C	3.5	2.4
Apple, Inc.	2.3	3.4
Philip Morris International, Inc.	1.9	1.6
Capital One Financial Corp.	1.8	1.9
Facebook, Inc. Class A	1.6	1.1
JPMorgan Chase & Co.	1.6	1.8
General Electric Co.	1.6	1.3
Microsoft Corp.	1.5	1.0
Amazon.com, Inc.	1.5	0.0
The Coca-Cola Co.	1.4	1.1
	18.7

Top Five Market Sectors as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.2	18.9
Financials	16.6	17.2
Health Care	13.5	15.0
Consumer Discretionary	12.6	13.5
Industrials	10.0	10.4

Asset Allocation (% of fund's net assets)

As of January 31, 2016*
Stocks and Equity Futures	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments - 6.7%

As of July 31, 2015*
Stocks and Equity Futures	98.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.2%

 * Foreign investments - 5.8%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity® Series All-Sector Equity Fund

Investments January 31, 2016

Showing Percentage of Net Assets

Common Stocks - 95.9%
	Shares	Value
CONSUMER DISCRETIONARY - 12.6%
Auto Components - 0.7%
Delphi Automotive PLC	687,800	$44,665,732
Visteon Corp.	335,800	22,458,304
		67,124,036
Hotels, Restaurants & Leisure - 2.0%
Hilton Worldwide Holdings, Inc.	3,503,445	62,396,355
Las Vegas Sands Corp.	857,600	38,677,760
McDonald's Corp.	124,900	15,460,122
Starbucks Corp.	1,237,338	75,193,030
		191,727,267
Household Durables - 0.1%
Tempur Sealy International, Inc. (a)	197,800	11,935,252
Internet & Catalog Retail - 1.5%
Amazon.com, Inc. (a)	239,600	140,645,200
Media - 2.3%
Charter Communications, Inc. Class A (a)(b)	550,400	94,316,544
Legend Pictures LLC (a)(c)(d)	3,706	6,789,021
The Madison Square Garden Co. (a)	19,593	3,018,889
The Walt Disney Co.	1,223,300	117,216,606
		221,341,060
Specialty Retail - 4.1%
AutoZone, Inc. (a)	61,294	47,036,403
Home Depot, Inc.	897,659	112,889,596
L Brands, Inc.	984,372	94,647,368
Ross Stores, Inc.	1,282,679	72,163,521
TJX Companies, Inc.	864,098	61,558,342
		388,295,230
Textiles, Apparel & Luxury Goods - 1.9%
NIKE, Inc. Class B	1,609,184	99,785,500
VF Corp.	1,244,651	77,915,153
		177,700,653

TOTAL CONSUMER DISCRETIONARY		1,198,768,698

CONSUMER STAPLES - 9.4%
Beverages - 2.1%
Constellation Brands, Inc. Class A (sub. vtg.)	282,804	43,121,954
Monster Beverage Corp.	205,050	27,687,902
The Coca-Cola Co.	3,004,192	128,939,921
		199,749,777
Food & Staples Retailing - 1.9%
CVS Health Corp.	975,981	94,270,005
Kroger Co.	1,365,500	52,995,055
Sprouts Farmers Market LLC (a)	420,000	9,576,000
Wal-Mart Stores, Inc.	136,200	9,038,232
Whole Foods Market, Inc.	622,800	18,254,268
		184,133,560
Food Products - 0.8%
Keurig Green Mountain, Inc.	240,581	21,471,854
Mead Johnson Nutrition Co. Class A	502,800	36,447,972
The Hershey Co.	240,300	21,172,833
		79,092,659
Household Products - 1.1%
Colgate-Palmolive Co.	1,526,584	103,090,218
Personal Products - 0.4%
Estee Lauder Companies, Inc. Class A	320,200	27,297,050
Nu Skin Enterprises, Inc. Class A (b)	280,285	8,871,020
		36,168,070
Tobacco - 3.1%
Altria Group, Inc.	1,865,430	113,996,427
Philip Morris International, Inc.	1,948,498	175,384,305
		289,380,732

TOTAL CONSUMER STAPLES		891,615,016

ENERGY - 6.3%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	555,000	24,148,050
Halliburton Co.	583,240	18,541,200
Oceaneering International, Inc.	228,500	7,734,725
Schlumberger Ltd.	1,208,200	87,316,614
		137,740,589
Oil, Gas & Consumable Fuels - 4.9%
Anadarko Petroleum Corp.	1,142,781	44,671,309
Apache Corp.	691,600	29,420,664
Cabot Oil & Gas Corp.	966,400	20,052,800
Chevron Corp.	867,429	75,006,586
Cimarex Energy Co.	412,393	38,352,549
Cobalt International Energy, Inc. (a)	1,274,400	4,829,976
Columbia Pipeline Group, Inc.	702,900	13,038,795
CONSOL Energy, Inc.	564,500	4,482,130
EOG Resources, Inc.	513,700	36,482,974
Exxon Mobil Corp.	496,624	38,662,178
Gulfport Energy Corp. (a)	314,000	9,278,700
Kinder Morgan, Inc.	979,700	16,116,065
Noble Energy, Inc.	1,408,624	45,597,159
Phillips 66 Co.	614,100	49,220,115
Pioneer Natural Resources Co.	215,800	26,748,410
SM Energy Co.	606,400	8,477,472
		460,437,882

TOTAL ENERGY		598,178,471

FINANCIALS - 16.6%
Banks - 6.5%
Bank of America Corp.	7,965,587	112,633,400
Citigroup, Inc.	2,329,784	99,202,203
Comerica, Inc.	654,700	22,456,210
Huntington Bancshares, Inc.	3,343,457	28,686,861
JPMorgan Chase & Co.	2,562,134	152,446,973
M&T Bank Corp.	318,100	35,048,258
Regions Financial Corp.	2,464,000	20,007,680
Synovus Financial Corp.	576,551	17,602,102
U.S. Bancorp	1,949,978	78,116,119
Wells Fargo & Co.	702,800	35,301,644
Zions Bancorporation	695,300	15,769,404
		617,270,854
Capital Markets - 2.0%
Bank of New York Mellon Corp.	675,900	24,481,098
BlackRock, Inc. Class A	112,318	35,297,055
E*TRADE Financial Corp. (a)	1,240,252	29,220,337
Goldman Sachs Group, Inc.	410,900	66,385,004
Invesco Ltd.	512,500	15,339,125
Northern Trust Corp.	336,900	20,914,752
		191,637,371
Consumer Finance - 2.5%
Capital One Financial Corp.	2,645,505	173,598,038
Discover Financial Services	285,000	13,050,150
Navient Corp.	2,383,746	22,788,612
SLM Corp. (a)	3,690,546	23,619,494
		233,056,294
Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc.:
Class A (a)	157	30,514,528
Class B (a)	390,803	50,714,505
IntercontinentalExchange, Inc.	155,200	40,941,760
		122,170,793
Insurance - 1.8%
Chubb Ltd.	748,454	84,627,694
Marsh & McLennan Companies, Inc.	1,122,500	59,862,925
MetLife, Inc.	410,441	18,326,191
Unum Group	387,400	11,095,136
		173,911,946
Real Estate Investment Trusts - 2.2%
Boston Properties, Inc.	258,400	30,028,664
Digital Realty Trust, Inc.	338,300	27,091,064
Duke Realty LP	1,797,600	36,185,688
Equity Lifestyle Properties, Inc.	391,500	25,807,680
Extra Space Storage, Inc.	381,900	34,634,511
Senior Housing Properties Trust (SBI)	941,200	13,628,576
The Macerich Co.	100,000	7,797,000
Ventas, Inc.	385,000	21,298,200
VEREIT, Inc.	2,082,800	16,058,388
		212,529,771
Real Estate Management & Development - 0.3%
CBRE Group, Inc. (a)	972,600	27,203,622
The RMR Group, Inc. (a)	523	10,905
		27,214,527

TOTAL FINANCIALS		1,577,791,556

HEALTH CARE - 13.5%
Biotechnology - 3.9%
AbbVie, Inc.	752,600	41,317,740
Alexion Pharmaceuticals, Inc. (a)	187,600	27,376,468
Amgen, Inc.	697,265	106,493,283
Baxalta, Inc.	226,200	9,050,262
Biogen, Inc. (a)	158,524	43,286,563
BioMarin Pharmaceutical, Inc. (a)	245,000	18,134,900
Celgene Corp. (a)	535,000	53,671,200
Gilead Sciences, Inc.	673,992	55,941,336
Regeneron Pharmaceuticals, Inc. (a)	30,000	12,602,700
		367,874,452
Health Care Equipment & Supplies - 3.2%
Abbott Laboratories	1,100,000	41,635,000
Boston Scientific Corp. (a)	4,596,500	80,576,645
Edwards Lifesciences Corp. (a)	475,000	37,149,750
Medtronic PLC	1,687,878	128,143,698
The Cooper Companies, Inc.	150,815	19,779,387
		307,284,480
Health Care Providers & Services - 2.8%
Cigna Corp.	461,934	61,714,382
HCA Holdings, Inc. (a)	423,200	29,446,256
Henry Schein, Inc. (a)	256,187	38,796,959
McKesson Corp.	286,254	46,081,169
UnitedHealth Group, Inc.	735,800	84,734,728
		260,773,494
Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	656,100	24,702,165
Thermo Fisher Scientific, Inc.	351,300	46,392,678
		71,094,843
Pharmaceuticals - 2.8%
Allergan PLC (a)	425,404	120,997,660
Bristol-Myers Squibb Co.	1,736,400	107,934,624
Eli Lilly & Co.	75,000	5,932,500
Endo Health Solutions, Inc. (a)	524,000	29,066,280
Pfizer, Inc.	184,209	5,616,532
		269,547,596

TOTAL HEALTH CARE		1,276,574,865

INDUSTRIALS - 10.0%
Aerospace & Defense - 2.9%
BWX Technologies, Inc.	1,002,966	30,028,802
General Dynamics Corp.	358,700	47,983,299
Honeywell International, Inc.	641,505	66,203,316
Northrop Grumman Corp.	189,300	35,031,858
Raytheon Co.	388,600	49,834,064
United Technologies Corp.	531,848	46,637,751
		275,719,090
Air Freight & Logistics - 0.4%
FedEx Corp.	279,000	37,073,520
Airlines - 0.5%
Southwest Airlines Co.	1,346,900	50,670,378
Building Products - 0.3%
A.O. Smith Corp.	439,100	30,671,135
Commercial Services & Supplies - 0.3%
Stericycle, Inc. (a)	240,200	28,908,070
Construction & Engineering - 0.5%
AECOM (a)	1,762,400	48,360,256
Electrical Equipment - 0.3%
AMETEK, Inc.	663,400	31,212,970
Industrial Conglomerates - 2.4%
Danaher Corp.	846,796	73,374,873
General Electric Co.	5,206,600	151,512,060
		224,886,933
Machinery - 0.6%
IDEX Corp.	395,700	28,692,207
Wabtec Corp.	428,300	27,389,785
		56,081,992
Road & Rail - 0.8%
J.B. Hunt Transport Services, Inc.	970,150	70,529,905
Trading Companies & Distributors - 1.0%
Air Lease Corp. Class A	1,753,000	45,157,280
HD Supply Holdings, Inc. (a)	1,935,200	50,837,704
		95,994,984

TOTAL INDUSTRIALS		950,109,233

INFORMATION TECHNOLOGY - 19.2%
Communications Equipment - 0.5%
Cisco Systems, Inc.	249,600	5,937,984
CommScope Holding Co., Inc. (a)	133,500	2,993,070
Qualcomm, Inc.	745,800	33,814,572
		42,745,626
Electronic Equipment & Components - 0.1%
Fitbit, Inc. (b)	309,000	5,129,400
Trimble Navigation Ltd. (a)	198,200	3,823,278
		8,952,678
Internet Software & Services - 6.0%
Alphabet, Inc. Class C	442,366	328,655,818
Facebook, Inc. Class A (a)	1,380,900	154,950,789
LinkedIn Corp. Class A (a)	37,400	7,401,834
Rackspace Hosting, Inc. (a)	177,529	3,587,861
Twitter, Inc. (a)	228,300	3,835,440
Yahoo!, Inc. (a)	2,336,500	68,950,115
		567,381,857
IT Services - 2.0%
Cognizant Technology Solutions Corp. Class A (a)	502,500	31,813,275
Fidelity National Information Services, Inc.	283,400	16,927,482
Global Payments, Inc.	734,000	43,269,300
PayPal Holdings, Inc. (a)	386,500	13,968,110
Sabre Corp.	1,379,443	35,327,535
The Western Union Co.	219,500	3,915,880
Vantiv, Inc. (a)	369,500	17,384,975
Visa, Inc. Class A	421,600	31,404,984
		194,011,541
Semiconductors & Semiconductor Equipment - 2.7%
Avago Technologies Ltd.	350,300	46,838,613
Marvell Technology Group Ltd.	5,122,986	45,338,426
Maxim Integrated Products, Inc.	453,100	15,133,540
Micron Technology, Inc. (a)	1,395,400	15,391,262
NVIDIA Corp.	439,580	12,875,298
ON Semiconductor Corp. (a)	807,800	6,914,768
Qorvo, Inc. (a)	2,757,698	109,204,841
SunEdison, Inc. (a)(b)	202,000	632,260
		252,329,008
Software - 4.6%
Activision Blizzard, Inc.	1,101,900	38,368,158
Adobe Systems, Inc. (a)	259,200	23,102,496
Autodesk, Inc. (a)	1,772,300	82,979,086
Electronic Arts, Inc. (a)	966,500	62,382,743
Microsoft Corp.	2,564,400	141,272,796
Oracle Corp.	296,200	10,755,022
Salesforce.com, Inc. (a)	1,001,278	68,146,981
Workday, Inc. Class A (a)	206,000	12,980,060
		439,987,342
Technology Hardware, Storage & Peripherals - 3.3%
Apple, Inc.	2,226,142	216,692,662
EMC Corp.	1,604,800	39,750,896
HP, Inc.	4,471,900	43,422,149
SanDisk Corp.	67,200	4,751,040
Western Digital Corp.	204,000	9,787,920
		314,404,667

TOTAL INFORMATION TECHNOLOGY		1,819,812,719

MATERIALS - 2.7%
Chemicals - 2.0%
E.I. du Pont de Nemours & Co.	758,125	39,998,675
Eastman Chemical Co.	507,703	31,076,501
Ecolab, Inc.	310,400	33,482,848
LyondellBasell Industries NV Class A	241,079	18,796,930
Monsanto Co.	196,100	17,766,660
PPG Industries, Inc.	328,100	31,208,872
W.R. Grace & Co. (a)	221,000	17,976,140
		190,306,626
Construction Materials - 0.2%
Eagle Materials, Inc.	289,500	15,499,830
Containers & Packaging - 0.5%
Ball Corp.	177,000	11,828,910
Graphic Packaging Holding Co.	1,104,100	12,542,576
WestRock Co.	741,770	26,169,646
		50,541,132

TOTAL MATERIALS		256,347,588

TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services - 1.9%
AT&T, Inc.	1,754,400	63,263,664
CenturyLink, Inc.	78,422	1,993,487
Level 3 Communications, Inc. (a)	535,230	26,124,576
Verizon Communications, Inc.	1,816,993	90,795,140
Zayo Group Holdings, Inc. (a)	42,300	1,058,346
		183,235,213
Wireless Telecommunication Services - 0.5%
SBA Communications Corp. Class A (a)	226,400	22,476,992
T-Mobile U.S., Inc. (a)	410,763	16,492,134
Telephone & Data Systems, Inc.	252,108	5,846,385
		44,815,511

TOTAL TELECOMMUNICATION SERVICES		228,050,724

UTILITIES - 3.2%
Electric Utilities - 1.9%
American Electric Power Co., Inc.	319,972	19,508,693
Edison International	397,873	24,588,551
Exelon Corp.	1,389,000	41,072,730
FirstEnergy Corp.	275,500	9,108,030
NextEra Energy, Inc.	544,700	60,848,437
OGE Energy Corp.	272,385	7,144,659
PPL Corp.	646,600	22,669,796
		184,940,896
Independent Power and Renewable Electricity Producers - 0.2%
Calpine Corp. (a)	588,500	9,009,935
NRG Energy, Inc.	859,118	9,141,016
		18,150,951
Multi-Utilities - 1.1%
Dominion Resources, Inc.	438,000	31,610,460
NiSource, Inc.	478,336	10,049,839
PG&E Corp.	364,067	19,990,919
Sempra Energy	440,044	41,694,169
		103,345,387

TOTAL UTILITIES		306,437,234

TOTAL COMMON STOCKS
(Cost $8,077,549,306)		9,103,686,104
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.11% to 0.32% 2/18/16 to 4/28/16 (e)
(Cost $7,447,156)	7,450,000	7,447,161
	Shares	Value

Money Market Funds - 3.5%
Fidelity Cash Central Fund, 0.38% (f)	274,353,412	$274,353,412
Fidelity Securities Lending Cash Central Fund, 0.42% (f)(g)	54,937,594	54,937,594
TOTAL MONEY MARKET FUNDS
(Cost $329,291,006)		329,291,006
TOTAL INVESTMENT PORTFOLIO - 99.5%
(Cost $8,414,287,468)		9,440,424,271
NET OTHER ASSETS (LIABILITIES) - 0.5%		46,323,260
NET ASSETS - 100%		$9,486,747,531

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
2,394 CME E-mini S&P 500 Index Contracts (United States)	March 2016	231,032,970	$98,949

The face value of futures purchased as a percentage of Net Assets is 2.5%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is wholly-owned by the Fund.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,789,021 or 0.1% of net assets.

 (e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $7,447,161.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Legend Pictures LLC	9/23/10	$2,785,045

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$489,886
Fidelity Securities Lending Cash Central Fund	505,858
Total	$995,744

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$1,198,768,698	$1,191,979,677	$--	$6,789,021
Consumer Staples	891,615,016	891,615,016	--	--
Energy	598,178,471	598,178,471	--	--
Financials	1,577,791,556	1,577,791,556	--	--
Health Care	1,276,574,865	1,276,574,865	--	--
Industrials	950,109,233	950,109,233	--	--
Information Technology	1,819,812,719	1,819,812,719	--	--
Materials	256,347,588	256,347,588	--	--
Telecommunication Services	228,050,724	228,050,724	--	--
Utilities	306,437,234	306,437,234	--	--
U.S. Government and Government Agency Obligations	7,447,161	--	7,447,161	--
Money Market Funds	329,291,006	329,291,006	--	--
Total Investments in Securities:	$9,440,424,271	$9,426,188,089	$7,447,161	$6,789,021
Derivative Instruments:
Assets
Futures Contracts	$98,949	$98,949	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$98,949	$0
Total Value of Derivatives	$98,949	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series All-Sector Equity Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2016
Assets
Investment in securities, at value (including securities loaned of $55,144,767) — See accompanying schedule: Unaffiliated issuers (cost $8,084,996,462)	$9,111,133,265
Fidelity Central Funds (cost $329,291,006)	329,291,006
Total Investments (cost $8,414,287,468)		$9,440,424,271
Cash		13,761
Receivable for investments sold		100,549,593
Receivable for fund shares sold		83,273,538
Dividends receivable		7,990,533
Distributions receivable from Fidelity Central Funds		220,408
Receivable for daily variation margin for derivative instruments		3,775,549
Prepaid expenses		17,966
Other receivables		218,393
Total assets		9,636,484,012
Liabilities
Payable for investments purchased	$87,349,013
Payable for fund shares redeemed	2,633,879
Accrued management fee	3,969,079
Other affiliated payables	754,775
Other payables and accrued expenses	92,141
Collateral on securities loaned, at value	54,937,594
Total liabilities		149,736,481
Net Assets		$9,486,747,531
Net Assets consist of:
Paid in capital		$8,327,084,612
Undistributed net investment income		1,686
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		133,482,552
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,026,178,681
Net Assets		$9,486,747,531
Series All-Sector Equity:
Net Asset Value, offering price and redemption price per share ($4,418,279,506 ÷ 367,446,148 shares)		$12.02
Class F:
Net Asset Value, offering price and redemption price per share ($5,068,468,025 ÷ 421,920,570 shares)		$12.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2016
Investment Income
Dividends		$164,628,746
Interest		4,241
Income from Fidelity Central Funds		995,744
Total income		165,628,731
Expenses
Management fee
Basic fee	$57,536,265
Performance adjustment	293,020
Transfer agent fees	8,207,721
Accounting and security lending fees	1,314,012
Custodian fees and expenses	191,482
Independent trustees' compensation	45,392
Audit	79,510
Legal	29,043
Miscellaneous	69,241
Total expenses before reductions	67,765,686
Expense reductions	(618,936)	67,146,750
Net investment income (loss)		98,481,981
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	791,820,611
Foreign currency transactions	(706)
Futures contracts	7,535,576
Total net realized gain (loss)		799,355,481
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,188,886,352)
Assets and liabilities in foreign currencies	(9,217)
Futures contracts	2,216,943
Total change in net unrealized appreciation (depreciation)		(1,186,678,626)
Net gain (loss)		(387,323,145)
Net increase (decrease) in net assets resulting from operations		$(288,841,164)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2016	Year ended January 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$98,481,981	$107,624,543
Net realized gain (loss)	799,355,481	1,158,776,396
Change in net unrealized appreciation (depreciation)	(1,186,678,626)	16,377,298
Net increase (decrease) in net assets resulting from operations	(288,841,164)	1,282,778,237
Distributions to shareholders from net investment income	(110,991,357)	(97,417,963)
Distributions to shareholders from net realized gain	(903,252,112)	(1,234,420,447)
Total distributions	(1,014,243,469)	(1,331,838,410)
Share transactions - net increase (decrease)	390,063,643	166,780,814
Total increase (decrease) in net assets	(913,020,990)	117,720,641
Net Assets
Beginning of period	10,399,768,521	10,282,047,880
End of period (including undistributed net investment income of $1,686 and undistributed net investment income of $12,346,756, respectively)	$9,486,747,531	$10,399,768,521

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series All-Sector Equity

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.80	$13.89	$12.57	$11.82	$12.98
Income from Investment Operations
Net investment income (loss)A	.12	.13	.12	.16	.10
Net realized and unrealized gain (loss)	(.54)	1.63	2.86	1.72	(.15)
Total from investment operations	(.42)	1.76	2.98	1.88	(.05)
Distributions from net investment income	(.14)B	(.12)	(.14)	(.21)	(.10)
Distributions from net realized gain	(1.22)B	(1.73)	(1.52)	(.92)	(1.01)
Total distributions	(1.36)	(1.85)	(1.66)	(1.13)	(1.11)
Net asset value, end of period	$12.02	$13.80	$13.89	$12.57	$11.82
Total ReturnC	(3.55)%	12.68%	24.13%	16.32%	(.12)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.73%	.67%	.65%	.73%	.89%
Expenses net of fee waivers, if any	.73%	.67%	.65%	.73%	.89%
Expenses net of all reductions	.73%	.67%	.65%	.71%	.87%
Net investment income (loss)	.85%	.92%	.89%	1.25%	.81%
Supplemental Data
Net assets, end of period (000 omitted)	$4,418,280	$4,969,503	$5,164,386	$5,293,761	$7,338,658
Portfolio turnover rateF	66%	65%	72%	124%	135%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series All-Sector Equity Fund Class F

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.79	$13.88	$12.56	$11.82	$12.98
Income from Investment Operations
Net investment income (loss)A	.14	.16	.15	.18	.12
Net realized and unrealized gain (loss)	(.54)	1.63	2.86	1.72	(.14)
Total from investment operations	(.40)	1.79	3.01	1.90	(.02)
Distributions from net investment income	(.16)B	(.15)	(.17)	(.24)	(.13)
Distributions from net realized gain	(1.22)B	(1.73)	(1.52)	(.92)	(1.01)
Total distributions	(1.38)	(1.88)	(1.69)	(1.16)	(1.14)
Net asset value, end of period	$12.01	$13.79	$13.88	$12.56	$11.82
Total ReturnC	(3.38)%	12.88%	24.37%	16.54%	.10%
Ratios to Average Net AssetsD,E
Expenses before reductions	.57%	.50%	.47%	.53%	.68%
Expenses net of fee waivers, if any	.57%	.50%	.47%	.53%	.68%
Expenses net of all reductions	.56%	.50%	.47%	.51%	.67%
Net investment income (loss)	1.02%	1.09%	1.07%	1.44%	1.01%
Supplemental Data
Net assets, end of period (000 omitted)	$5,068,468	$5,430,266	$5,117,662	$4,488,699	$4,269,110
Portfolio turnover rateF	66%	65%	72%	124%	135%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Equity-Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2016	Past 1 year	Life of FundA
Fidelity® Series Equity-Income Fund	(4.32)%	8.62%
Class F	(4.24)%	8.80%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Equity-Income Fund, a class of the fund, on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$12,981	Fidelity® Series Equity-Income Fund
$13,829	Russell 3000® Value Index

Fidelity® Series Equity-Income Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.67% for the 12 months ending January 31, 2016. U.S. stocks suffered a steep decline in August and September 2015 over worries about China’s slowing economic growth. Equities sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December – further encouraged by an interest rate cut in China and economic stimulus in Europe – only to face renewed fear in the new year. Concern about continued declines in the price of oil, relative strength of the U.S. dollar and fresh worries about China and the Middle East pushed the S&P 500® to its worst January since 2009. Overall, growth-oriented and large-cap stocks fared far better than their value and small-cap counterparts. The tech-heavy Nasdaq Composite Index® gained 0.70% for the year; the Russell 2000® Index, -9.92%. Sector results in the broad S&P 500® saw only four of 10 gain ground. Despite increased competitive pressure among wireless carriers, telecommunication services (+12%) led the way. The consumer staples (+8%) and discretionary (+8%) sectors benefited from rising personal income and low inflation. Information technology (+5%) outpaced the broad market amid strong fundamentals. Energy (-20%) was the worst-performing sector, hurt by depressed commodity prices that also affected materials (-16%).

Comments from Portfolio Manager James Morrow:  For the year, the fund’s share classes posted declines in the mid-single digits, topping the -5.41% return of the benchmark Russell 3000® Value Index. Versus the benchmark, the fund benefited most from favorable stock picking in consumer discretionary and health care. Positioning in telecommunication services also added value, as did the fund’s cash allocation, on average, which proved helpful in the market’s decline. On the negative side, security selection in energy and information technology hampered relative performance. Our top individual contributor was General Electric, which produced a strong return for the fund in a difficult investment environment. Drug maker and health care products company Johnson & Johnson also contributed, as the company withstood the market’s struggles better than most of its peers. Another notable individual contributor was JPMorgan Chase, a blue-chip bank I bought and sold at opportune times during the year. General Electric, Johnson & Johnson and JPMorgan Chase were among our largest holdings. In contrast, exposure to plummeting energy prices was a theme behind many of the fund’s largest relative detractors, especially master limited partnership Williams Partners and its majority-owned energy transportation company Williams Companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Equity-Income Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	6.5	4.9
Chevron Corp.	5.0	3.9
General Electric Co.(a)	4.2	4.4
Procter & Gamble Co.	4.0	2.7
JPMorgan Chase & Co.(a)	3.1	4.2
Verizon Communications, Inc.	2.9	2.1
United Parcel Service, Inc. Class B	2.5	2.4
Cisco Systems, Inc.	2.0	1.9
MetLife, Inc.	1.9	2.1
AT&T, Inc.	1.9	1.5
	34.0

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.7	29.0
Industrials	11.6	11.5
Health Care	11.6	10.0
Information Technology	10.9	11.5
Consumer Staples	10.3	9.6

Asset Allocation (% of fund's net assets)

As of January 31, 2016*,**
Stocks	97.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.5%

 * Foreign investments - 5.9%

 ** Written options (0.0)%

As of July 31, 2015*,**
Stocks	98.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

 * Foreign investments - 5.0%

 ** Written options (0.1)%

Fidelity® Series Equity-Income Fund

Investments January 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 8.5%
Automobiles - 1.1%
Ford Motor Co.	1,704,900	$20,356,506
General Motors Co.	3,485,900	103,322,076
		123,678,582
Hotels, Restaurants & Leisure - 1.1%
Dunkin' Brands Group, Inc.	1,212,700	47,731,872
McDonald's Corp.	566,169	70,080,399
Whitbread PLC	19,027	1,090,444
		118,902,715
Household Durables - 0.6%
M.D.C. Holdings, Inc.	1,086,800	23,648,768
Tupperware Brands Corp.	884,000	41,044,120
		64,692,888
Leisure Products - 0.8%
Mattel, Inc. (a)	2,806,100	77,420,299
Polaris Industries, Inc.	134,800	9,953,632
		87,373,931
Media - 2.0%
Comcast Corp. Class A	3,258,503	181,531,202
Time Warner, Inc.	337,200	23,752,368
Viacom, Inc. Class B (non-vtg.)	373,800	17,060,232
		222,343,802
Multiline Retail - 2.1%
Kohl's Corp.	529,935	26,364,266
Macy's, Inc.	1,067,500	43,137,675
Target Corp.	2,222,247	160,935,128
		230,437,069
Specialty Retail - 0.8%
Foot Locker, Inc.	683,900	46,204,284
GNC Holdings, Inc.	1,004,047	28,123,356
Stage Stores, Inc.	1,498,981	12,441,542
		86,769,182

TOTAL CONSUMER DISCRETIONARY		934,198,169

CONSUMER STAPLES - 10.3%
Beverages - 1.8%
Anheuser-Busch InBev SA NV ADR	291,300	36,657,192
Molson Coors Brewing Co. Class B	572,100	51,763,608
The Coca-Cola Co.	2,633,100	113,012,652
		201,433,452
Food & Staples Retailing - 3.0%
CVS Health Corp.	1,936,343	187,031,370
Wal-Mart Stores, Inc.	1,284,600	85,246,056
Walgreens Boots Alliance, Inc.	541,935	43,203,058
Whole Foods Market, Inc.	486,800	14,268,108
		329,748,592
Food Products - 1.3%
B&G Foods, Inc. Class A	721,379	26,272,623
Sanderson Farms, Inc. (a)	194,700	15,813,534
The Hershey Co. (b)	1,087,000	95,775,570
		137,861,727
Household Products - 4.0%
Procter & Gamble Co.	5,463,900	446,345,991
Personal Products - 0.2%
Avon Products, Inc. (a)	6,434,800	21,813,972

TOTAL CONSUMER STAPLES		1,137,203,734

ENERGY - 9.5%
Energy Equipment & Services - 0.6%
Ensco PLC Class A	793,356	7,759,022
National Oilwell Varco, Inc.	529,365	17,225,537
Oceaneering International, Inc.	443,500	15,012,475
Schlumberger Ltd.	311,300	22,497,651
		62,494,685
Oil, Gas & Consumable Fuels - 8.9%
Anadarko Petroleum Corp.	606,991	23,727,278
Apache Corp.	1,654,641	70,388,428
Chevron Corp.	6,361,203	550,053,223
CONSOL Energy, Inc. (a)	1,752,601	13,915,652
Foresight Energy LP	1,200,479	2,340,934
Golar LNG Ltd.	370,554	6,899,715
Kinder Morgan, Inc.	3,225,900	53,066,055
Legacy Reserves LP	2,352,000	3,081,120
MPLX LP	1,146,912	35,290,482
Noble Energy, Inc.	553,700	17,923,269
The Williams Companies, Inc.	4,913,933	94,838,907
Williams Partners LP	4,918,985	108,316,050
		979,841,113

TOTAL ENERGY		1,042,335,798

FINANCIALS - 23.7%
Banks - 12.1%
Bank of America Corp.	9,523,500	134,662,290
Comerica, Inc.	1,788,900	61,359,270
First Niagara Financial Group, Inc.	4,406,600	43,140,614
FirstMerit Corp.	1,340,388	25,976,719
Huntington Bancshares, Inc.	540,600	4,638,348
JPMorgan Chase & Co. (b)	5,793,330	344,703,135
KeyCorp	3,118,300	34,800,228
M&T Bank Corp.	1,880,100	207,149,418
Prosperity Bancshares, Inc.	139,100	5,897,840
Regions Financial Corp.	8,055,100	65,407,412
SunTrust Banks, Inc.	2,076,000	75,940,080
U.S. Bancorp	2,859,200	114,539,552
Wells Fargo & Co.	4,183,000	210,112,090
		1,328,326,996
Capital Markets - 4.6%
Apollo Global Management LLC Class A	276,600	3,756,228
Apollo Investment Corp. (a)	4,562,319	23,130,957
Ares Capital Corp.	1,732,219	24,077,844
Ares Management LP	567,608	6,675,070
KKR & Co. LP	6,851,974	93,392,406
Morgan Stanley	2,052,700	53,123,876
PJT Partners, Inc. (a)(c)	166,053	4,287,488
State Street Corp.	1,999,300	111,420,989
The Blackstone Group LP	6,921,039	181,815,695
TPG Specialty Lending, Inc.	454,400	7,274,944
		508,955,497
Diversified Financial Services - 0.1%
McGraw Hill Financial, Inc.	144,900	12,319,398
Insurance - 4.6%
Chubb Ltd. (b)	1,450,184	163,972,305
Marsh & McLennan Companies, Inc.	212,600	11,337,958
MetLife, Inc.	4,830,911	215,700,176
Pricoa Global Funding I	1,349,409	94,566,583
The Travelers Companies, Inc.	211,189	22,605,671
		508,182,693
Real Estate Investment Trusts - 2.2%
American Capital Agency Corp.	1,279,625	21,843,199
American Tower Corp.	112,500	10,613,250
Annaly Capital Management, Inc.	2,662,204	25,290,938
Cousins Properties, Inc.	1,777,800	15,324,636
Crown Castle International Corp.	446,600	38,496,920
Duke Realty LP	1,621,200	32,634,756
First Potomac Realty Trust	1,732,475	16,960,930
Piedmont Office Realty Trust, Inc. Class A	1,332,237	24,659,707
Public Storage	81,200	20,589,072
Sabra Health Care REIT, Inc.	423,700	7,779,132
Two Harbors Investment Corp.	1,850,369	14,062,804
Ventas, Inc.	263,600	14,582,352
		242,837,696
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	1,186,792	11,939,128

TOTAL FINANCIALS		2,612,561,408

HEALTH CARE - 11.6%
Biotechnology - 1.4%
AbbVie, Inc.	844,900	46,385,010
Amgen, Inc.	434,877	66,418,764
Gilead Sciences, Inc.	431,400	35,806,200
		148,609,974
Health Care Equipment & Supplies - 2.4%
DENTSPLY International, Inc.	558,000	32,860,620
Medtronic PLC	2,803,902	212,872,240
St. Jude Medical, Inc.	420,615	22,233,709
		267,966,569
Pharmaceuticals - 7.8%
Johnson & Johnson	6,831,200	713,450,528
Merck & Co., Inc.	1,093,000	55,382,310
Pfizer, Inc.	1,373,377	41,874,265
Teva Pharmaceutical Industries Ltd. sponsored ADR	771,600	47,437,968
		858,145,071

TOTAL HEALTH CARE		1,274,721,614

INDUSTRIALS - 11.6%
Aerospace & Defense - 2.6%
General Dynamics Corp.	354,900	47,474,973
Raytheon Co.	443,100	56,823,144
The Boeing Co.	738,200	88,679,966
United Technologies Corp.	1,144,100	100,326,129
		293,304,212
Air Freight & Logistics - 2.8%
C.H. Robinson Worldwide, Inc.	440,317	28,519,332
United Parcel Service, Inc. Class B	2,985,700	278,267,240
		306,786,572
Commercial Services & Supplies - 0.6%
KAR Auction Services, Inc.	1,384,500	46,269,990
Progressive Waste Solution Ltd. (Canada)	416,300	11,705,373
Republic Services, Inc.	262,207	11,458,446
		69,433,809
Electrical Equipment - 1.1%
Eaton Corp. PLC	1,274,700	64,385,097
Emerson Electric Co.	1,262,940	58,069,981
		122,455,078
Industrial Conglomerates - 4.2%
General Electric Co. (b)	15,864,936	461,669,638
Machinery - 0.2%
Cummins, Inc.	216,900	19,497,141
Road & Rail - 0.1%
Norfolk Southern Corp.	143,500	10,116,750

TOTAL INDUSTRIALS		1,283,263,200

INFORMATION TECHNOLOGY - 10.9%
Communications Equipment - 3.2%
Cisco Systems, Inc.	9,532,049	226,767,446
Qualcomm, Inc.	2,856,081	129,494,713
		356,262,159
Electronic Equipment & Components - 0.3%
TE Connectivity Ltd.	601,108	34,359,333
Internet Software & Services - 0.5%
Yahoo!, Inc. (c)	1,681,000	49,606,310
IT Services - 2.4%
First Data Corp. Class A (c)	4,171,300	55,770,281
IBM Corp.	1,293,245	161,384,044
Paychex, Inc.	1,092,338	52,279,297
		269,433,622
Semiconductors & Semiconductor Equipment - 1.4%
Applied Materials, Inc.	5,876,371	103,717,948
Maxim Integrated Products, Inc.	1,640,000	54,776,000
		158,493,948
Software - 0.9%
Microsoft Corp.	1,739,700	95,840,073
Technology Hardware, Storage & Peripherals - 2.2%
Apple, Inc.	849,900	82,729,266
EMC Corp.	5,621,700	139,249,509
Seagate Technology LLC	566,200	16,448,110
		238,426,885

TOTAL INFORMATION TECHNOLOGY		1,202,422,330

MATERIALS - 0.8%
Chemicals - 0.3%
LyondellBasell Industries NV Class A	396,900	30,946,293
Potash Corp. of Saskatchewan, Inc.	215,500	3,513,470
Tronox Ltd. Class A	793,800	2,833,866
		37,293,629
Containers & Packaging - 0.5%
Packaging Corp. of America	577,000	29,328,910
WestRock Co.	667,500	23,549,400
		52,878,310

TOTAL MATERIALS		90,171,939

TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 4.8%
AT&T, Inc.	5,965,108	215,101,794
Verizon Communications, Inc.	6,361,039	317,861,119
		532,962,913
UTILITIES - 5.8%
Electric Utilities - 5.5%
American Electric Power Co., Inc.	805,701	49,123,590
Entergy Corp.	721,400	50,916,412
Exelon Corp.	6,357,200	187,982,404
FirstEnergy Corp.	328,100	10,846,986
PPL Corp.	3,869,500	135,664,670
Southern Co.	3,101,738	151,737,023
Xcel Energy, Inc.	535,400	20,462,988
		606,734,073
Multi-Utilities - 0.3%
CenterPoint Energy, Inc.	1,768,900	31,610,243

TOTAL UTILITIES		638,344,316

TOTAL COMMON STOCKS
(Cost $11,078,092,643)		10,748,185,421

Money Market Funds - 3.8%
Fidelity Cash Central Fund, 0.38% (d)	353,134,664	353,134,664
Fidelity Securities Lending Cash Central Fund, 0.42% (d)(e)	68,675,100	68,675,100
TOTAL MONEY MARKET FUNDS
(Cost $421,809,764)		421,809,764
TOTAL INVESTMENT PORTFOLIO - 101.3%
(Cost $11,499,902,407)		11,169,995,185
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(147,393,638)
NET ASSETS - 100%		$11,022,601,547

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Chubb Ltd.	2/19/16 - $120.00	1,544	$287,850	$(15,440)
General Electric Co.	3/18/16 - $33.00	29,135	614,445	(58,270)
JPMorgan Chase & Co.	2/19/16 - $70.00	9,400	827,642	(9,400)
The Hershey Co.	2/19/16 - $90.00	3,528	449,494	(342,216)
TOTAL WRITTEN OPTIONS			$2,179,431	$(425,326)

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $189,256,066.

 (c) Non-income producing

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$749,660
Fidelity Securities Lending Cash Central Fund	403,057
Total	$1,152,717

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$934,198,169	$933,107,725	$1,090,444	$--
Consumer Staples	1,137,203,734	1,137,203,734	--	--
Energy	1,042,335,798	1,042,335,798	--	--
Financials	2,612,561,408	2,612,561,408	--	--
Health Care	1,274,721,614	1,274,721,614	--	--
Industrials	1,283,263,200	1,283,263,200	--	--
Information Technology	1,202,422,330	1,202,422,330	--	--
Materials	90,171,939	90,171,939	--	--
Telecommunication Services	532,962,913	532,962,913	--	--
Utilities	638,344,316	638,344,316	--	--
Money Market Funds	421,809,764	421,809,764	--	--
Total Investments in Securities:	$11,169,995,185	$11,168,904,741	$1,090,444	$--
Derivative Instruments:
Liabilities
Written Options	$(425,326)	$(425,326)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(425,326)
Total Equity Risk	0	(425,326)
Total Value of Derivatives	$0	$(425,326)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Equity-Income Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2016
Assets
Investment in securities, at value (including securities loaned of $69,983,087) — See accompanying schedule: Unaffiliated issuers (cost $11,078,092,643)	$10,748,185,421
Fidelity Central Funds (cost $421,809,764)	421,809,764
Total Investments (cost $11,499,902,407)		$11,169,995,185
Receivable for investments sold		16,424,219
Receivable for fund shares sold		12,246,352
Dividends receivable		20,177,136
Distributions receivable from Fidelity Central Funds		135,033
Prepaid expenses		20,686
Other receivables		95,245
Total assets		11,219,093,856
Liabilities
Payable for investments purchased	$4,665,388
Payable for fund shares redeemed	117,829,350
Accrued management fee	4,079,421
Written options, at value (premium received $2,179,431)	425,326
Other affiliated payables	745,449
Other payables and accrued expenses	72,275
Collateral on securities loaned, at value	68,675,100
Total liabilities		196,492,309
Net Assets		$11,022,601,547
Net Assets consist of:
Paid in capital		$11,278,338,218
Distributions in excess of net investment income		(45,653,798)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		118,070,244
Net unrealized appreciation (depreciation) on investments		(328,153,117)
Net Assets		$11,022,601,547
Series Equity-Income:
Net Asset Value, offering price and redemption price per share ($4,400,958,625 ÷ 406,338,832 shares)		$10.83
Class F:
Net Asset Value, offering price and redemption price per share ($6,621,642,922 ÷ 611,155,456 shares)		$10.83

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2016
Investment Income
Dividends		$377,169,039
Interest		942
Income from Fidelity Central Funds		1,152,717
Total income		378,322,698
Expenses
Management fee	$54,288,516
Transfer agent fees	7,940,262
Accounting and security lending fees	1,389,126
Custodian fees and expenses	150,852
Independent trustees' compensation	52,261
Audit	78,128
Legal	30,152
Miscellaneous	92,617
Total expenses before reductions	64,021,914
Expense reductions	(734,178)	63,287,736
Net investment income (loss)		315,034,962
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	501,197,437
Foreign currency transactions	38,940
Written options	39,099,395
Total net realized gain (loss)		540,335,772
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,333,914,288)
Written options	(5,234,538)
Total change in net unrealized appreciation (depreciation)		(1,339,148,826)
Net gain (loss)		(798,813,054)
Net increase (decrease) in net assets resulting from operations		$(483,778,092)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2016	Year ended January 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$315,034,962	$313,429,978
Net realized gain (loss)	540,335,772	501,755,037
Change in net unrealized appreciation (depreciation)	(1,339,148,826)	319,412,209
Net increase (decrease) in net assets resulting from operations	(483,778,092)	1,134,597,224
Distributions to shareholders from net investment income	(326,379,810)	(276,876,299)
Distributions to shareholders from net realized gain	(659,610,044)	(375,085,573)
Total distributions	(985,989,854)	(651,961,872)
Share transactions - net increase (decrease)	731,070,543	156,274,546
Total increase (decrease) in net assets	(738,697,403)	638,909,898
Net Assets
Beginning of period	11,761,298,950	11,122,389,052
End of period (including distributions in excess of net investment income of $45,653,798 and undistributed net investment income of $14,719,416, respectively)	$11,022,601,547	$11,761,298,950

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Equity-Income

		January 31,
Years ended January 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$12.31	$11.80	$10.57	$10.00
Income from Investment Operations
Net investment income (loss)B	.31	.32	.25	.03
Net realized and unrealized gain (loss)	(.80)	.87	1.50	.56
Total from investment operations	(.49)	1.19	1.75	.59
Distributions from net investment income	(.32)	(.28)	(.24)	(.02)
Distributions from net realized gain	(.67)	(.40)	(.28)	–
Total distributions	(.99)	(.68)	(.52)	(.02)
Net asset value, end of period	$10.83	$12.31	$11.80	$10.57
Total ReturnC,D	(4.32)%	9.91%	16.57%	5.89%
Ratios to Average Net AssetsE,F
Expenses before reductions	.62%	.63%	.65%	.68%G
Expenses net of fee waivers, if any	.62%	.63%	.65%	.68%G
Expenses net of all reductions	.62%	.63%	.65%	.59%G
Net investment income (loss)	2.51%	2.50%	2.17%	2.17%G
Supplemental Data
Net assets, end of period (000 omitted)	$4,400,959	$4,809,405	$4,826,469	$2,493,356
Portfolio turnover rateH	41%	38%	42%	47%I

 A For the period December 6, 2012 (commencement of operations) to January 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Equity-Income Fund Class F

		January 31,
Years ended January 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$12.32	$11.80	$10.57	$10.00
Income from Investment Operations
Net investment income (loss)B	.33	.34	.28	.04
Net realized and unrealized gain (loss)	(.81)	.88	1.48	.55
Total from investment operations	(.48)	1.22	1.76	.59
Distributions from net investment income	(.34)	(.30)	(.26)	(.02)
Distributions from net realized gain	(.67)	(.40)	(.28)	–
Total distributions	(1.01)	(.70)	(.53)C	(.02)
Net asset value, end of period	$10.83	$12.32	$11.80	$10.57
Total ReturnD,E	(4.24)%	10.19%	16.75%	5.90%
Ratios to Average Net AssetsF,G
Expenses before reductions	.46%	.46%	.47%	.49%H
Expenses net of fee waivers, if any	.46%	.46%	.47%	.49%H
Expenses net of all reductions	.46%	.46%	.47%	.40%H
Net investment income (loss)	2.67%	2.67%	2.35%	2.35%H
Supplemental Data
Net assets, end of period (000 omitted)	$6,621,643	$6,951,894	$6,295,920	$2,752,016
Portfolio turnover rateI	41%	38%	42%	47%J

 A For the period December 6, 2012 (commencement of operations) to January 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.53 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.276 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Stock Selector Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2016	Past 1 year	Life of FundA
Fidelity® Series Stock Selector Large Cap Value Fund	(6.69)%	10.04%
Class F	(6.44)%	10.25%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Stock Selector Large Cap Value Fund, a class of the fund, on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$13,521	Fidelity® Series Stock Selector Large Cap Value Fund
$13,945	Russell 1000® Value Index

Fidelity® Series Stock Selector Large Cap Value Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.67% for the 12 months ending January 31, 2016. U.S. stocks suffered a steep decline in August and September 2015 over worries about China’s slowing economic growth. Equities sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December – further encouraged by an interest rate cut in China and economic stimulus in Europe – only to face renewed fear in the new year. Concern about continued declines in the price of oil, relative strength of the U.S. dollar and fresh worries about China and the Middle East pushed the S&P 500® to its worst January since 2009. Overall, growth-oriented and large-cap stocks fared far better than their value and small-cap counterparts. The tech-heavy Nasdaq Composite Index® gained 0.70% for the year; the Russell 2000® Index, -9.92%. Sector results in the broad S&P 500® saw only four of 10 gain ground. Despite increased competitive pressure among wireless carriers, telecommunication services (+12%) led the way. The consumer staples (+8%) and discretionary (+8%) sectors benefited from rising personal income and low inflation. Information technology (+5%) outpaced the broad market amid strong fundamentals. Energy (-20%) was the worst-performing sector, hurt by depressed commodity prices that also affected materials (-16%).

Comments from Lead Portfolio Manager Matthew Friedman:  For the year, the fund’s share classes underperformed the -5.00% return of the benchmark Russell 1000® Value Index. On an absolute basis, the market's preference for growth-oriented stocks made it a challenging year for the fund’s value-focused stock-picking approach. Versus the benchmark, security selection hurt the fund’s performance, particularly among energy and information technology names. Within energy, an imbalance of supply/demand dynamics continued to weigh down oil prices and hampered several of the fund’s energy-related investments. Included were exploration & production (E&P) firm Anadarko Petroleum – the fund’s biggest individual detractor – state-focused E&P company California Resources and Kinder Morgan, the largest energy infrastructure firm in North America. Each of these stocks suffered double-digit declines the past year. Turning to positives, our picks within industrials were a plus. Among individual names, the fund’s position in chipmaker Broadcom lifted performance most. The fund was overweighted the stock when it jumped in May after Avago Technologies announced it would acquire Broadcom at a premium. The deal was not completed by period end, and we sold the stock after it reached our valuation target.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity® Series Stock Selector Large Cap Value Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	4.8	4.3
Berkshire Hathaway, Inc. Class B	4.0	3.7
Wells Fargo & Co.	3.1	3.3
Johnson & Johnson	3.0	2.5
Procter & Gamble Co.	2.8	2.3
General Electric Co.	2.4	2.9
Chubb Ltd.	2.2	1.7
Qualcomm, Inc.	2.0	2.2
U.S. Bancorp	1.9	1.9
AT&T, Inc.	1.8	1.6
	28.0

Top Five Market Sectors as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.9	29.1
Energy	12.1	12.7
Health Care	11.3	12.0
Information Technology	10.8	11.3
Industrials	9.7	9.7

Asset Allocation (% of fund's net assets)

As of January 31, 2016*
Stocks and Equity Futures	97.9%
Short-Term Investments and Net Other Assets (Liabilities)	2.1%

 * Foreign investments - 11.1%

As of July 31, 2015*
Stocks	98.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments - 12.3%

Fidelity® Series Stock Selector Large Cap Value Fund

Investments January 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.6%
	Shares	Value
CONSUMER DISCRETIONARY - 4.9%
Auto Components - 0.5%
Delphi Automotive PLC	521,949	$33,895,368
Household Durables - 1.0%
Jarden Corp. (a)	470,200	24,944,110
Whirlpool Corp.	370,900	49,845,251
		74,789,361
Leisure Products - 0.2%
Mattel, Inc.	561,800	15,500,062
Media - 1.5%
Charter Communications, Inc. Class A (a)(b)	63,700	10,915,632
Liberty Broadband Corp. Class C (a)	660,811	31,058,117
Twenty-First Century Fox, Inc. Class A	2,571,140	69,343,646
		111,317,395
Multiline Retail - 1.7%
Kohl's Corp.	642,640	31,971,340
Target Corp.	1,197,209	86,701,876
		118,673,216

TOTAL CONSUMER DISCRETIONARY		354,175,402

CONSUMER STAPLES - 7.3%
Food & Staples Retailing - 2.9%
Sysco Corp.	587,400	23,384,394
Wal-Mart Stores, Inc.	1,548,673	102,769,940
Walgreens Boots Alliance, Inc.	1,045,025	83,309,393
		209,463,727
Food Products - 1.6%
Bunge Ltd.	383,599	23,786,974
ConAgra Foods, Inc.	835,700	34,798,548
The J.M. Smucker Co.	443,442	56,902,477
		115,487,999
Household Products - 2.8%
Procter & Gamble Co.	2,454,815	200,533,837

TOTAL CONSUMER STAPLES		525,485,563

ENERGY - 12.1%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	2,386,900	103,854,019
Dril-Quip, Inc. (a)	853,430	50,045,135
		153,899,154
Oil, Gas & Consumable Fuels - 9.9%
Anadarko Petroleum Corp.	1,592,700	62,258,643
Cabot Oil & Gas Corp.	2,051,900	42,576,925
California Resources Corp.	7,945,000	11,361,350
Chevron Corp.	4,013,714	347,065,848
Diamondback Energy, Inc.	689,000	52,053,950
Imperial Oil Ltd. (b)	2,300,600	70,533,778
Kinder Morgan, Inc.	3,068,500	50,476,825
Phillips 66 Co.	909,800	72,920,470
Stone Energy Corp. (a)	978,400	3,013,472
		712,261,261

TOTAL ENERGY		866,160,415

FINANCIALS - 28.8%
Banks - 8.9%
Bank of America Corp.	4,438,800	62,764,632
BOK Financial Corp.	21,800	1,090,218
CIT Group, Inc.	1,750,000	51,362,500
Citigroup, Inc.	174,300	7,421,694
Comerica, Inc.	43,600	1,495,480
Cullen/Frost Bankers, Inc.	21,800	1,043,348
JPMorgan Chase & Co.	633,500	37,693,250
PNC Financial Services Group, Inc.	1,027,500	89,032,875
Popular, Inc.	1,184,152	29,769,581
U.S. Bancorp	3,346,092	134,044,446
Wells Fargo & Co.	4,390,025	220,510,956
Zions Bancorporation	43,600	988,848
		637,217,828
Capital Markets - 3.4%
Franklin Resources, Inc.	1,995,000	69,146,700
Goldman Sachs Group, Inc.	805,478	130,133,026
State Street Corp.	157,846	8,796,758
The Blackstone Group LP	1,396,400	36,683,428
		244,759,912
Consumer Finance - 3.0%
American Express Co.	501,100	26,808,850
Capital One Financial Corp.	1,714,714	112,519,533
Discover Financial Services	1,665,300	76,254,087
		215,582,470
Diversified Financial Services - 4.0%
Berkshire Hathaway, Inc. Class B (a)	2,201,861	285,735,502
Insurance - 7.6%
AFLAC, Inc.	1,309,800	75,916,008
Allstate Corp.	416,000	25,209,600
Axis Capital Holdings Ltd.	472,265	25,459,806
Chubb Ltd.	1,387,261	156,857,601
MetLife, Inc.	1,635,949	73,045,123
Reinsurance Group of America, Inc.	1,025,500	86,377,865
The Travelers Companies, Inc.	950,000	101,688,000
		544,554,003
Real Estate Investment Trusts - 1.3%
Annaly Capital Management, Inc.	4,688,565	44,541,368
Equity Residential (SBI)	139,350	10,742,492
General Growth Properties, Inc.	1,134,156	31,801,734
NorthStar Realty Finance Corp.	87,100	1,033,877
		88,119,471
Real Estate Management & Development - 0.6%
Brookfield Asset Management, Inc. Class A	348,600	10,523,445
CBRE Group, Inc. (a)	1,197,329	33,489,292
		44,012,737

TOTAL FINANCIALS		2,059,981,923

HEALTH CARE - 11.3%
Biotechnology - 0.2%
AbbVie, Inc.	334,400	18,358,560
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	1,554,300	58,830,255
Medtronic PLC	1,269,836	96,405,949
The Cooper Companies, Inc.	134,600	17,652,790
Zimmer Biomet Holdings, Inc.	253,900	25,202,114
		198,091,108
Health Care Providers & Services - 0.9%
Aetna, Inc.	506,000	51,531,040
Anthem, Inc.	102,100	13,323,029
		64,854,069
Pharmaceuticals - 7.4%
Allergan PLC (a)	341,000	96,990,630
Jazz Pharmaceuticals PLC (a)	405,595	52,216,300
Johnson & Johnson	2,030,559	212,071,582
Merck & Co., Inc.	1,382,300	70,041,141
Pfizer, Inc.	2,546,598	77,645,773
Shire PLC sponsored ADR (b)	112,500	18,933,750
		527,899,176

TOTAL HEALTH CARE		809,202,913

INDUSTRIALS - 9.7%
Aerospace & Defense - 3.1%
KLX, Inc. (a)	1,464,582	42,809,732
L-3 Communications Holdings, Inc.	440,262	51,440,212
Precision Castparts Corp.	358,700	84,276,565
United Technologies Corp.	458,300	40,188,327
		218,714,836
Air Freight & Logistics - 0.3%
FedEx Corp.	138,700	18,430,456
Building Products - 0.6%
Allegion PLC	757,226	45,857,607
Commercial Services & Supplies - 0.1%
Progressive Waste Solution Ltd. (Canada)	253,067	7,115,646
Construction & Engineering - 0.8%
AECOM (a)	1,880,260	51,594,334
Jacobs Engineering Group, Inc. (a)	205,300	8,053,919
		59,648,253
Industrial Conglomerates - 2.4%
General Electric Co.	5,941,356	172,893,460
Machinery - 1.3%
Caterpillar, Inc.	394,500	24,553,680
Deere & Co.	604,800	46,575,648
Flowserve Corp.	625,496	24,169,165
		95,298,493
Road & Rail - 1.1%
CSX Corp.	3,436,141	79,099,966

TOTAL INDUSTRIALS		697,058,717

INFORMATION TECHNOLOGY - 10.8%
Communications Equipment - 3.5%
Cisco Systems, Inc.	4,445,635	105,761,657
Qualcomm, Inc.	3,163,300	143,424,022
		249,185,679
Electronic Equipment & Components - 0.7%
Jabil Circuit, Inc.	2,551,179	50,793,974
Internet Software & Services - 0.7%
Yahoo!, Inc. (a)	1,639,825	48,391,236
Semiconductors & Semiconductor Equipment - 2.5%
Marvell Technology Group Ltd.	4,695,100	41,551,635
Maxim Integrated Products, Inc.	1,168,400	39,024,560
Micron Technology, Inc. (a)	2,904,300	32,034,429
NXP Semiconductors NV (a)	925,400	69,201,412
		181,812,036
Software - 0.8%
Oracle Corp.	1,605,300	58,288,443
Technology Hardware, Storage & Peripherals - 2.6%
Hewlett Packard Enterprise Co.	3,701,900	50,938,144
HP, Inc.	6,844,400	66,459,124
SanDisk Corp.	267,900	18,940,530
Western Digital Corp.	1,034,800	49,649,704
		185,987,502

TOTAL INFORMATION TECHNOLOGY		774,458,870

MATERIALS - 2.4%
Chemicals - 1.7%
Albemarle Corp. U.S.	639,500	33,663,280
CF Industries Holdings, Inc.	667,400	20,022,000
Eastman Chemical Co.	533,100	32,631,051
Methanex Corp.	683,000	18,204,883
The Dow Chemical Co.	340,100	14,284,200
		118,805,414
Containers & Packaging - 0.3%
Ball Corp.	348,701	23,303,688
Metals & Mining - 0.4%
Compass Minerals International, Inc.	371,200	27,784,320

TOTAL MATERIALS		169,893,422

TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 2.6%
AT&T, Inc.	3,656,565	131,855,734
Frontier Communications Corp. (b)	5,302,400	24,125,920
Verizon Communications, Inc.	662,800	33,120,116
		189,101,770
UTILITIES - 6.7%
Electric Utilities - 3.9%
Edison International	910,500	56,268,900
Exelon Corp.	1,991,600	58,891,612
NextEra Energy, Inc.	774,100	86,474,711
OGE Energy Corp.	1,036,800	27,195,264
Xcel Energy, Inc.	1,274,700	48,719,034
		277,549,521
Independent Power and Renewable Electricity Producers - 0.2%
Dynegy, Inc. (a)	1,020,695	12,085,029
Multi-Utilities - 2.6%
CMS Energy Corp.	2,177,300	84,653,424
DTE Energy Co.	524,700	44,604,747
Sempra Energy	608,968	57,699,718
		186,957,889

TOTAL UTILITIES		476,592,439

TOTAL COMMON STOCKS
(Cost $7,082,588,711)		6,922,111,434

Nonconvertible Preferred Stocks - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Itau Unibanco Holding SA sponsored ADR
(Cost $2,679,558)	435,700	2,740,553
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.26% 2/4/16 to 4/7/16 (c)
(Cost $6,688,672)	6,690,000	6,688,243
	Shares	Value

Money Market Funds - 4.7%
Fidelity Cash Central Fund, 0.38% (d)	236,339,931	$236,339,931
Fidelity Securities Lending Cash Central Fund, 0.42% (d)(e)	102,087,920	102,087,920
TOTAL MONEY MARKET FUNDS
(Cost $338,427,851)		338,427,851
TOTAL INVESTMENT PORTFOLIO - 101.5%
(Cost $7,430,384,792)		7,269,968,081
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(106,370,043)
NET ASSETS - 100%		$7,163,598,038

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
925 ICE Russell 1000 Value Index Contracts (United States)	March 2016	83,897,500	$926,440

The face value of futures purchased as a percentage of Net Assets is 1.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,582,421.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$584,277
Fidelity Securities Lending Cash Central Fund	230,675
Total	$814,952

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$354,175,402	$354,175,402	$--	$--
Consumer Staples	525,485,563	525,485,563	--	--
Energy	866,160,415	866,160,415	--	--
Financials	2,062,722,476	2,062,722,476	--	--
Health Care	809,202,913	809,202,913	--	--
Industrials	697,058,717	697,058,717	--	--
Information Technology	774,458,870	774,458,870	--	--
Materials	169,893,422	169,893,422	--	--
Telecommunication Services	189,101,770	189,101,770	--	--
Utilities	476,592,439	476,592,439	--	--
U.S. Government and Government Agency Obligations	6,688,243	--	6,688,243	--
Money Market Funds	338,427,851	338,427,851	--	--
Total Investments in Securities:	$7,269,968,081	$7,263,279,838	$6,688,243	$--
Derivative Instruments:
Assets
Futures Contracts	$926,440	$926,440	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$926,440	$0
Total Equity Risk	926,440	0
Total Value of Derivatives	$926,440	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.9%
Ireland	3.9%
Switzerland	2.2%
Canada	1.4%
Bermuda	1.3%
Netherlands	1.0%
Others (Individually Less Than 1%)	1.3%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series Stock Selector Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2016
Assets
Investment in securities, at value (including securities loaned of $98,258,462) — See accompanying schedule: Unaffiliated issuers (cost $7,091,956,941)	$6,931,540,230
Fidelity Central Funds (cost $338,427,851)	338,427,851
Total Investments (cost $7,430,384,792)		$7,269,968,081
Receivable for investments sold		66,230,848
Receivable for fund shares sold		21,180,231
Dividends receivable		7,998,079
Distributions receivable from Fidelity Central Funds		117,184
Receivable for daily variation margin for derivative instruments		2,513,369
Prepaid expenses		13,663
Other receivables		57,797
Total assets		7,368,079,252
Liabilities
Payable to custodian bank	$1,472,400
Payable for investments purchased	53,459,754
Payable for fund shares redeemed	43,959,410
Accrued management fee	2,931,299
Other affiliated payables	506,764
Other payables and accrued expenses	63,667
Collateral on securities loaned, at value	102,087,920
Total liabilities		204,481,214
Net Assets		$7,163,598,038
Net Assets consist of:
Paid in capital		$7,276,233,476
Undistributed net investment income		6,650
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		46,848,750
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(159,490,838)
Net Assets		$7,163,598,038
Series Stock Selector Large Cap Value:
Net Asset Value, offering price and redemption price per share ($2,860,229,742 ÷ 275,527,248 shares)		$10.38
Class F:
Net Asset Value, offering price and redemption price per share ($4,303,368,296 ÷ 414,370,057 shares)		$10.39

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2016
Investment Income
Dividends		$170,566,842
Interest		2,365
Income from Fidelity Central Funds		814,952
Total income		171,384,159
Expenses
Management fee
Basic fee	$43,696,433
Performance adjustment	(16,460)
Transfer agent fees	5,217,225
Accounting and security lending fees	1,206,349
Custodian fees and expenses	137,770
Independent trustees' compensation	34,503
Audit	61,351
Legal	20,088
Miscellaneous	57,648
Total expenses before reductions	50,414,907
Expense reductions	(495,953)	49,918,954
Net investment income (loss)		121,465,205
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	710,144,388
Foreign currency transactions	(38,697)
Futures contracts	(8,192,748)
Total net realized gain (loss)		701,912,943
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,317,399,482)
Assets and liabilities in foreign currencies	31
Futures contracts	1,963,624
Total change in net unrealized appreciation (depreciation)		(1,315,435,827)
Net gain (loss)		(613,522,884)
Net increase (decrease) in net assets resulting from operations		$(492,057,679)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2016	Year ended January 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$121,465,205	$118,520,723
Net realized gain (loss)	701,912,943	565,833,929
Change in net unrealized appreciation (depreciation)	(1,315,435,827)	347,788,824
Net increase (decrease) in net assets resulting from operations	(492,057,679)	1,032,143,476
Distributions to shareholders from net investment income	(133,963,226)	(104,766,110)
Distributions to shareholders from net realized gain	(821,834,728)	(481,547,641)
Total distributions	(955,797,954)	(586,313,751)
Share transactions - net increase (decrease)	721,579,563	58,798,629
Total increase (decrease) in net assets	(726,276,070)	504,628,354
Net Assets
Beginning of period	7,889,874,108	7,385,245,754
End of period (including undistributed net investment income of $6,650 and undistributed net investment income of $13,684,908, respectively)	$7,163,598,038	$7,889,874,108

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Stock Selector Large Cap Value

		January 31,
Years ended January 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$12.67	$11.96	$10.71	$10.00
Income from Investment Operations
Net investment income (loss)B	.18	.18	.15	.02
Net realized and unrealized gain (loss)	(.96)	1.48	1.87	.71
Total from investment operations	(.78)	1.66	2.02	.73
Distributions from net investment income	(.20)C	(.16)	(.13)	(.02)
Distributions from net realized gain	(1.31)C	(.79)	(.64)	–
Total distributions	(1.51)	(.95)	(.77)	(.02)
Net asset value, end of period	$10.38	$12.67	$11.96	$10.71
Total ReturnD,E	(6.69)%	13.70%	18.81%	7.27%
Ratios to Average Net AssetsF,G
Expenses before reductions	.73%	.72%	.75%	.78%H
Expenses net of fee waivers, if any	.73%	.72%	.75%	.78%H
Expenses net of all reductions	.72%	.72%	.75%	.70%H
Net investment income (loss)	1.43%	1.37%	1.23%	1.39%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,860,230	$3,226,266	$3,208,521	$2,520,689
Portfolio turnover rateI	64%	55%	66%	44%J

 A For the period December 6, 2012 (commencement of operations) to January 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Series Stock Selector Large Cap Value Fund Class F

		January 31,
Years ended January 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$12.67	$11.97	$10.71	$10.00
Income from Investment Operations
Net investment income (loss)B	.20	.20	.17	.02
Net realized and unrealized gain (loss)	(.95)	1.47	1.88	.71
Total from investment operations	(.75)	1.67	2.05	.73
Distributions from net investment income	(.22)C	(.18)	(.15)	(.02)
Distributions from net realized gain	(1.31)C	(.79)	(.64)	–
Total distributions	(1.53)	(.97)	(.79)	(.02)
Net asset value, end of period	$10.39	$12.67	$11.97	$10.71
Total ReturnD,E	(6.44)%	13.79%	19.09%	7.28%
Ratios to Average Net AssetsF,G
Expenses before reductions	.57%	.55%	.57%	.59%H
Expenses net of fee waivers, if any	.57%	.55%	.57%	.59%H
Expenses net of all reductions	.56%	.55%	.57%	.51%H
Net investment income (loss)	1.59%	1.54%	1.41%	1.58%H
Supplemental Data
Net assets, end of period (000 omitted)	$4,303,368	$4,663,608	$4,176,725	$2,782,347
Portfolio turnover rateI	64%	55%	66%	44%J

 A For the period December 6, 2012 (commencement of operations) to January 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2016

1. Organization.

Fidelity Series All-Sector Equity Fund, Fidelity Series Equity-Income Fund and Fidelity Series Stock Selector Large Cap Value Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. Fidelity Series All-Sector Equity Fund offers Series All-Sector Equity shares and Class F shares. Fidelity Series Equity-Income Fund offers Series Equity-Income shares and Class F shares. Fidelity Series Stock Selector Large Cap Value Fund offers Series Stock Selector Large Cap shares and Class F shares. All classes have equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Funds invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2016, is included at the end of each Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of each Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Series All-Sector Equity Fund	$8,450,703,320	$1,751,676,429	$(761,955,478)	$989,720,951
Fidelity Series Equity-Income Fund	11,477,109,159	999,669,456	(1,306,783,430)	(307,113,974)
Fidelity Series Stock Selector Large Cap Value Fund	7,460,262,983	707,357,632	(897,652,534)	(190,294,902)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series All-Sector Equity Fund	$–	$198,105,023	$989,663,880
Fidelity Series Equity-Income Fund	60,918	117,287,093	(305,359,869)
Fidelity Series Stock Selector Large Cap Value Fund	–	97,232,571	(190,289,577)

Each Fund intends to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2015 to January 31, 2016. Loss deferrals were as follows:

Capital losses
Fidelity Series All-Sector Equity Fund	$(28,105,983)
Fidelity Series Equity-Income Fund	(22,010,096)
Fidelity Series Stock Selector Large Cap Value Fund	(19,578,432)

The tax character of distributions paid was as follows:

January 31, 2016
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$209,173,223	$805,070,246	$1,014,243,469
Fidelity Series Equity-Income Fund	394,313,812	591,676,042	985,989,854
Fidelity Series Stock Selector Large Cap Value Fund	269,482,468	686,315,486	955,797,954

January 31, 2015
	Ordinary Income	Long-term Capital Gains	Total
Fidelity Series All-Sector Equity Fund	$475,966,548	$855,871,862	$1,331,838,410
Fidelity Series Equity-Income Fund	412,350,350	239,611,522	651,961,872
Fidelity Series Stock Selector Large Cap Value Fund	311,139,874	275,173,877	586,313,751

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Funds, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Fidelity Series All-Sector Equity Fund
Equity Risk
Futures Contracts(a)	$7,535,576	$2,216,943
Fidelity Series Equity-Income Fund
Equity Risk
Written Options(a)	$39,099,395	$(5,234,538)
Fidelity Series Stock Selector Large Cap Value Fund
Equity Risk
Futures Contracts(a)	$(8,192,748)	$1,963,624

 (a) A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fidelity Series All-Sector Equity Fund and Fidelity Series Stock Selector Large Cap Value Fund used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is included in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Fidelity Series Equity-Income Fund (the Fund) used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

The following is a summary of the Fund's written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	175,015	$17,727,597
Options Opened	558,839	47,245,659
Options Exercised	(166,651)	(16,648,211)
Options Closed	(230,750)	(22,796,600)
Options Expired	(292,846)	(23,349,014)
Outstanding at end of period	43,607	$2,179,431

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series All-Sector Equity Fund	6,707,435,718	7,342,855,567
Fidelity Series Equity-Income Fund	5,527,849,864	4,779,122,247
Fidelity Series Stock Selector Large Cap Value Fund	4,945,386,569	4,907,831,275

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Series All-Sector Equity Fund and Fidelity Series Stock Selector Large Cap Value Fund is subject to a performance adjustment (up to a maximum of +/- .20% of each applicable Fund's average net assets over a 36 month performance period.) The upward or downward adjustment to the management fee is based on Fidelity Series All-Sector Equity Fund compared to its benchmark index and Fidelity Series Stock Selector Large Cap Value Fund as compared to its benchmark index over the same 36 month performance period. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net asset for the reporting and performance periods.

	Individual Rate	Group Rate	Total
Fidelity Series All-Sector Equity Fund	.30%	.25%	.55%
Fidelity Series Equity-Income Fund	.20%	.25%	.45%
Fidelity Series Stock Selector Large Cap Value Fund	.30%	.25%	.55%

Performance Benchmark
Fidelity Series All-Sector Equity Fund	Russell 1000 Index
Fidelity Series Stock Selector Large Cap Value Fund	Russell 1000 Value Index

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of each Fund, except for Class F. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	$8,207,721.17
Fidelity Series Equity-Income Fund
Series Equity-Income	$7,940,262.16
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	$5,217,225.16

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series All-Sector Equity Fund	$109,670
Fidelity Series Equity-Income Fund	72,355
Fidelity Series Stock Selector Large Cap Value Fund	125,728

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Funds for certain losses as follows:

Amount
Fidelity Series All-Sector Equity Fund	$3,341
Fidelity Series Equity-Income Fund	1,004
Fidelity Series Stock Selector Large Cap Value Fund	75,137

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Series All-Sector Equity Fund	$15,200
Fidelity Series Equity-Income Fund	17,502
Fidelity Series Stock Selector Large Cap Value Fund	11,570

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Fidelity Series All-Sector Equity Fund	$505,858	$–	$–
Fidelity Series Equity-Income Fund	$403,057	$46,534	$5,954,906
Fidelity Series Stock Selector Large Cap Value Fund	$230,675	$40	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Fidelity Series All-Sector Equity Fund	$418,048	$–
Fidelity Series Equity-Income Fund	543,167	1,266
Fidelity Series Stock Selector Large Cap Value Fund	364,827	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses and a portion of class-level operating expenses as follows:

Fund-Level Amount
Fidelity Series All-Sector Equity Fund	$79,525
Fidelity Series Equity-Income Fund	92,130
Fidelity Series Stock Selector Large Cap Value Fund	60,460

Class-Level Amount
Series All-Sector Equity	$121,363
Series Equity-Income	97,615
Series Stock Selector Large Cap Value	70,666

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2016	2015
Fidelity Series All-Sector Equity Fund
From net investment income
Series All-Sector Equity	$47,470,909	$41,938,215
Class F	63,520,448	55,479,748
Total	$110,991,357	$97,417,963
From net realized gain
Series All-Sector Equity	$423,331,845	$596,722,512
Class F	479,920,267	637,697,935
Total	$903,252,112	$1,234,420,447
Fidelity Series Equity-Income Fund
From net investment income
Series Equity-Income	$126,940,551	$110,133,693
Class F	199,439,259	166,742,606
Total	$326,379,810	$276,876,299
From net realized gain
Series Equity-Income	$264,896,346	$153,823,336
Class F	394,713,698	221,262,237
Total	$659,610,044	$375,085,573
Fidelity Series Stock Selector Large Cap Value Fund
From net investment income
Series Stock Selector Large Cap Value	$50,402,320	$39,794,518
Class F	83,560,906	64,971,592
Total	$133,963,226	$104,766,110
From net realized gain
Series Stock Selector Large Cap Value	$329,231,959	$198,498,975
Class F	492,602,769	283,048,666
Total	$821,834,728	$481,547,641

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
Years ended January 31,	2016	2015	2016	2015
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity
Shares sold	35,141,686	18,418,887	$476,843,174	$268,880,052
Reinvestment of distributions	36,428,918	45,176,462	470,802,754	638,660,727
Shares redeemed	(64,306,814)	(75,180,303)	(892,167,250)	(1,093,353,274)
Net increase (decrease)	7,263,790	(11,584,954)	$55,478,678	$(185,812,495)
Class F
Shares sold	61,014,379	46,138,115	$825,926,852	$674,566,426
Reinvestment of distributions	42,150,064	49,050,976	543,440,715	693,177,683
Shares redeemed	(75,106,226)	(69,965,632)	(1,034,782,602)	(1,015,150,800)
Net increase (decrease)	28,058,217	25,223,459	$334,584,965	$352,593,309
Fidelity Series Equity-Income Fund
Series Equity-Income
Shares sold	39,867,120	32,068,255	$487,981,645	$406,572,363
Reinvestment of distributions	33,811,102	20,595,627	391,836,897	263,957,029
Shares redeemed	(58,004,561)	(71,122,813)	(698,899,540)	(904,990,797)
Net increase (decrease)	15,673,661	(18,458,931)	$180,919,002	$(234,461,405)
Class F
Shares sold	94,690,161	93,430,910	$1,151,903,465	$1,188,259,047
Reinvestment of distributions	51,275,477	30,245,360	594,152,957	388,004,843
Shares redeemed	(99,291,395)	(92,636,353)	(1,195,904,881)	(1,185,527,939)
Net increase (decrease)	46,674,243	31,039,917	$550,151,541	$390,735,951
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value
Shares sold	24,683,092	18,544,523	$305,055,961	$238,819,981
Reinvestment of distributions	34,374,961	18,265,484	379,634,279	238,293,493
Shares redeemed	(38,256,262)	(50,307,863)	(471,445,503)	(655,771,173)
Net increase (decrease)	20,801,791	(13,497,856)	$213,244,737	$(178,657,699)
Class F
Shares sold	58,426,280	60,449,768	$718,282,119	$782,573,497
Reinvestment of distributions	52,212,701	26,648,875	576,163,675	348,020,258
Shares redeemed	(64,280,031)	(68,082,666)	(786,110,968)	(893,137,427)
Net increase (decrease)	46,358,950	19,015,977	$508,334,826	$237,456,328

12. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series All-Sector Equity Fund and Fidelity Series Equity-Income Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Series All-Sector Equity Fund and Fidelity Series Equity-Income Fund (the Funds), each a fund of the Fidelity Devonshire Trust, including the schedules of investments, as of January 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series All-Sector Equity Fund and Fidelity Series Equity Income Fund as of January 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 21, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Series Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Series Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Series Stock Selector Large Cap Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 21, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statements of Additional Information (SAIs) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Fidelity® Series All-Sector Equity Fund, Fidelity® Series Equity-Income Fund, and Fidelity® Series Stock Selector Large Cap Value Fund or 1-800-835-5092 for Class F.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2015 to January 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of each fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During Period-A August 1, 2015 to January 31, 2016
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	.71%
Actual		$1,000.00	$904.90	$3.41
Hypothetical-B		$1,000.00	$1,021.63	$3.62
Class F	.55%
Actual		$1,000.00	$905.70	$2.64
Hypothetical-B		$1,000.00	$1,022.43	$2.80
Fidelity Series Equity-Income Fund
Series Equity-Income	.63%
Actual		$1,000.00	$906.70	$3.03
Hypothetical-B		$1,000.00	$1,022.03	$3.21
Class F	.46%
Actual		$1,000.00	$906.90	$2.21
Hypothetical-B		$1,000.00	$1,022.89	$2.35
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	.70%
Actual		$1,000.00	$892.40	$3.34
Hypothetical-B		$1,000.00	$1,021.68	$3.57
Class F	.53%
Actual		$1,000.00	$894.00	$2.53
Hypothetical-B		$1,000.00	$1,022.53	$2.70

 A Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period).

 B 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fidelity Series All-Sector Equity Fund	Pay Date	Record Date	Capital Gains
Series All-Sector Equity	03/14/16	03/11/16	$0.254
Class F	03/14/16	03/11/16	$0.254
Fidelity Series Equity Income Fund	Pay Date	Record Date	Capital Gains
Fidelity Series Equity-Income	03/14/16	03/11/16	$0.119
Class F	03/14/16	03/11/16	$0.119
Fidelity Series Stock Selector Large Cap Value Fund	Pay Date	Record Date	Capital Gains
Fidelity Series Stock Selector Large Cap Value	03/14/16	03/11/16	$0.144
Class F	03/14/16	03/11/16	$0.144

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Series All-Sector Equity Fund	$ 770,937,282
Fidelity Series Equity-Income Fund	$ 520,725,508
Fidelity Series Stock Selector Large Cap Value Fund	$ 624,504,139

A percentage of the dividends distributed during the fiscal year for the following funds was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Series Equity-Income Fund
Series Equity-Income	0.05%
Class F	0.05%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	March 2015	April 2015	July 2015	October 2015	December 2015
Fidelity Series All-Sector Equity Fund
Series All-Sector Equity	23%	0%	0%	0%	82%
Class F	22%	0%	0%	0%	75%
Fidelity Series Equity-Income Fund
Series Equity-Income	48%	71%	86%	86%	84%
Class F	48%	67%	81%	80%	82%
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	17%	0%	0%	0%	61%
Class F	16%	0%	0%	0%	58%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of a maximum rate under 1(h) (11) of the Internal Revenue Code.

	March 2015	April 2015	July 2015	October 2015	December 2015
Fidelity Series All-Sector Equity Fund
Fidelity Series All-Sector Equity	26%	0%	0%	0%	92%
Class F	25%	0%	0%	0%	85%
Fidelity Series Equity-Income Fund
Series Equity-Income	47%	78%	90%	91%	89%
Class F	47%	73%	85%	84%	86%
Fidelity Series Stock Selector Large Cap Value Fund
Series Stock Selector Large Cap Value	13%	0%	0%	0%	72%
Class F	13%	0%	0%	0%	68%

The funds will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

EDT-LDT-ANN-0316
1.956971.103

Fidelity Advisor® Mid Cap Value Fund - Class I (formerly Institutional Class) Annual Report January 31, 2016 Class I is a class of Fidelity® Mid Cap Value Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class I	(9.60)%	9.95%	6.44%

 The initial offering of Class I shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Mid Cap Value Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Value Fund - Class I on January 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

See previous page for additional information regarding the performance of Class I.

Period Ending Values
$18,669	Fidelity Advisor® Mid Cap Value Fund - Class I
$18,847	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.67% for the 12 months ending January 31, 2016. U.S. stocks suffered a steep decline in August and September 2015 over worries about China’s slowing economic growth. Equities sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December – further encouraged by an interest rate cut in China and economic stimulus in Europe – only to face renewed fear in the new year. Concern about continued declines in the price of oil, relative strength of the U.S. dollar and fresh worries about China and the Middle East pushed the S&P 500® to its worst January since 2009. Overall, growth-oriented and large-cap stocks fared far better than their value and small-cap counterparts. The tech-heavy Nasdaq Composite Index® gained 0.70% for the year; the Russell 2000® Index, -9.92%. Sector results in the broad S&P 500® saw only four of 10 gain ground. Despite increased competitive pressure among wireless carriers, telecommunication services (+12%) led the way. The consumer staples (+8%) and discretionary (+8%) sectors benefited from rising personal income and low inflation. Information technology (+5%) outpaced the broad market amid strong fundamentals. Energy (-20%) was the worst-performing sector, hurt by depressed commodity prices that also affected materials (-16%).

Comments from Portfolio Manager Court Dignan:  For the year, the fund’s share classes (excluding sales charges, if applicable) trailed the -8.74% return of the benchmark Russell Midcap® Value Index. Versus the benchmark, stock picks in information technology, particularly semiconductors & semiconductor equipment, and financials detracted most, whereas positioning in energy and picks in industrials and health care helped. Individual disappointments included NorthStar Realty Financial, a commercial real estate investment trust (REIT) that fell due to concerns about oversupply among its lodging and health care properties. NorthStar was not in the portfolio at period end. Our stake in Navient declined due to fears of increased government regulation, pending rating-agency changes and the student loan company’s maturing debt. Elsewhere, in materials, shares of nitrogen fertilizer company CF Industries Holdings took a beating on the threat of growing competition from Chinese producers. On the positive side, our sizable stake in Equity Lifestyle Properties gained from the residential REIT’s economies of scale, consistent pricing power and steady cash flows. Largely avoiding copper and gold mining company Freeport-McMoRan helped because sluggish global economic growth and weak commodity prices caused this index stock to plunge.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Allstate Corp.	2.9	1.7
Discover Financial Services	2.7	2.1
Teva Pharmaceutical Industries Ltd. sponsored ADR	2.6	1.7
Chubb Ltd.	2.5	1.5
Equity Lifestyle Properties, Inc.	2.2	1.6
Ventas, Inc.	2.0	1.6
FNF Group	1.9	1.1
The Blackstone Group LP	1.9	1.6
CF Industries Holdings, Inc.	1.8	1.9
Brown & Brown, Inc.	1.6	1.4
	22.1

Top Five Market Sectors as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.3	34.7
Utilities	11.3	9.3
Information Technology	11.2	11.2
Consumer Discretionary	9.0	9.5
Industrials	8.2	8.2

Asset Allocation (% of fund's net assets)

As of January 31, 2016 *
Stocks	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments 14.0%

As of July 31, 2015*
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments 13.2%

Investments January 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 9.0%
Auto Components - 1.2%
Delphi Automotive PLC	577,400	$37,496,356
Diversified Consumer Services - 1.1%
H&R Block, Inc.	246,500	8,393,325
Houghton Mifflin Harcourt Co. (a)	1,351,000	24,101,840
		32,495,165
Hotels, Restaurants & Leisure - 1.2%
Wyndham Worldwide Corp.	537,600	34,890,240
Household Durables - 1.1%
PulteGroup, Inc.	1,152,900	19,322,604
Whirlpool Corp.	112,900	15,172,631
		34,495,235
Media - 2.7%
Interpublic Group of Companies, Inc.	877,100	19,682,124
Liberty Global PLC Class A (a)	272,200	9,366,402
Omnicom Group, Inc.	388,200	28,474,470
Twenty-First Century Fox, Inc. Class A	927,200	25,006,584
		82,529,580
Multiline Retail - 0.5%
Dillard's, Inc. Class A	228,700	16,102,767
Specialty Retail - 1.2%
GameStop Corp. Class A (b)	1,337,959	35,067,905

TOTAL CONSUMER DISCRETIONARY		273,077,248

CONSUMER STAPLES - 2.8%
Beverages - 0.7%
Molson Coors Brewing Co. Class B	217,800	19,706,544
Food & Staples Retailing - 0.4%
Rite Aid Corp. (a)	764,800	5,957,792
Sysco Corp.	186,800	7,436,508
		13,394,300
Food Products - 1.7%
ConAgra Foods, Inc.	898,400	37,409,376
The J.M. Smucker Co.	120,900	15,513,888
		52,923,264

TOTAL CONSUMER STAPLES		86,024,108

ENERGY - 8.0%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	808,800	35,190,888
Cameron International Corp. (a)	52,300	3,434,018
Frank's International NV	57,747	844,839
		39,469,745
Oil, Gas & Consumable Fuels - 6.7%
Apache Corp.	611,100	25,996,194
Columbia Pipeline Group, Inc.	1,451,500	26,925,325
Devon Energy Corp.	553,900	15,453,810
EQT Corp.	569,600	35,167,104
Marathon Petroleum Corp.	411,200	17,184,048
Newfield Exploration Co. (a)	1,197,200	34,802,604
PDC Energy, Inc. (a)	276,400	15,718,868
QEP Resources, Inc.	2,567,300	32,912,786
SM Energy Co.	54,416	760,736
		204,921,475

TOTAL ENERGY		244,391,220

FINANCIALS - 35.3%
Banks - 4.8%
Comerica, Inc.	455,200	15,613,360
East West Bancorp, Inc.	25,600	829,952
Fifth Third Bancorp	1,648,957	26,053,521
PNC Financial Services Group, Inc.	105,000	9,098,250
Regions Financial Corp.	3,005,500	24,404,660
SunTrust Banks, Inc.	1,239,100	45,326,278
U.S. Bancorp	632,100	25,321,926
		146,647,947
Capital Markets - 3.4%
Ameriprise Financial, Inc.	20,400	1,849,260
Invesco Ltd.	900,500	26,951,965
Northern Trust Corp.	263,200	16,339,456
The Blackstone Group LP	2,179,700	57,260,719
		102,401,400
Consumer Finance - 5.0%
Discover Financial Services	1,820,500	83,360,695
Navient Corp.	3,190,037	30,496,754
OneMain Holdings, Inc. (a)	57,200	1,511,796
Synchrony Financial (a)	1,335,000	37,940,700
		153,309,945
Diversified Financial Services - 0.1%
Voya Financial, Inc.	88,500	2,706,330
Insurance - 10.8%
Allied World Assurance Co. Holdings AG	228,400	8,357,156
Allstate Corp.	1,437,676	87,123,165
American Financial Group, Inc.	356,200	25,283,076
AmTrust Financial Services, Inc.	270,755	15,484,478
Brown & Brown, Inc.	1,565,100	47,344,275
Chubb Ltd.	658,828	74,493,682
FNF Group	1,804,200	58,419,996
Lincoln National Corp.	110,200	4,348,492
Principal Financial Group, Inc.	171,900	6,532,200
		327,386,520
Real Estate Investment Trusts - 10.8%
American Capital Agency Corp.	1,474,700	25,173,129
Brixmor Property Group, Inc.	257,400	6,851,988
Care Capital Properties, Inc.	189,950	5,687,103
Equity Lifestyle Properties, Inc.	1,000,100	65,926,592
FelCor Lodging Trust, Inc.	830,600	5,780,976
Lamar Advertising Co. Class A	529,000	29,682,190
Mack-Cali Realty Corp.	1,698,200	35,305,578
MFA Financial, Inc.	5,901,900	37,477,065
NorthStar Realty Europe Corp.	1	9
Outfront Media, Inc.	1,236,800	26,900,400
Piedmont Office Realty Trust, Inc. Class A	1,356,200	25,103,262
PS Business Parks, Inc.	59,300	5,134,194
Ventas, Inc.	1,108,400	61,316,688
		330,339,174
Real Estate Management & Development - 0.4%
Realogy Holdings Corp. (a)	366,500	12,021,200

TOTAL FINANCIALS		1,074,812,516

HEALTH CARE - 7.7%
Health Care Equipment & Supplies - 1.5%
Boston Scientific Corp. (a)	538,400	9,438,152
Zimmer Biomet Holdings, Inc.	379,800	37,698,948
		47,137,100
Health Care Providers & Services - 1.6%
Cigna Corp.	194,300	25,958,480
Laboratory Corp. of America Holdings (a)	205,800	23,121,630
		49,080,110
Pharmaceuticals - 4.6%
Allergan PLC (a)	94,700	26,935,521
Endo Health Solutions, Inc. (a)	593,100	32,899,257
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,291,700	79,413,716
		139,248,494

TOTAL HEALTH CARE		235,465,704

INDUSTRIALS - 8.2%
Aerospace & Defense - 1.6%
BWX Technologies, Inc.	633,170	18,957,110
Orbital ATK, Inc.	317,700	28,666,071
		47,623,181
Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc.	491,100	31,808,547
Airlines - 0.4%
American Airlines Group, Inc.	38,600	1,505,014
JetBlue Airways Corp. (a)	426,200	9,082,322
		10,587,336
Commercial Services & Supplies - 0.2%
ADT Corp.	239,700	7,090,326
Construction & Engineering - 1.1%
AECOM (a)	1,242,570	34,096,121
Industrial Conglomerates - 0.7%
Danaher Corp.	228,900	19,834,185
Machinery - 1.8%
AGCO Corp.	244,100	11,904,757
Cummins, Inc.	78,600	7,065,354
Ingersoll-Rand PLC	418,800	21,555,636
Manitowoc Co., Inc.	50,700	798,018
Stanley Black & Decker, Inc.	152,800	14,415,152
		55,738,917
Road & Rail - 0.1%
Genesee & Wyoming, Inc. Class A (a)	70,600	3,500,348
Trading Companies & Distributors - 1.3%
AerCap Holdings NV (a)	1,319,000	40,506,490

TOTAL INDUSTRIALS		250,785,451

INFORMATION TECHNOLOGY - 11.2%
Communications Equipment - 1.7%
Brocade Communications Systems, Inc.	3,504,900	27,969,102
Harris Corp.	235,100	20,446,647
Juniper Networks, Inc.	133,000	3,138,800
		51,554,549
Electronic Equipment & Components - 1.0%
TE Connectivity Ltd.	516,600	29,528,856
IT Services - 2.3%
Cognizant Technology Solutions Corp. Class A (a)	154,600	9,787,726
Computer Sciences Corp.	106,100	3,402,627
CSRA, Inc.	218,000	5,838,040
Leidos Holdings, Inc. (b)	337,200	15,551,664
Science Applications International Corp.	827,800	35,280,836
		69,860,893
Semiconductors & Semiconductor Equipment - 0.9%
Broadcom Corp. Class A	255,000	13,940,850
Micron Technology, Inc. (a)	1,398,900	15,429,867
		29,370,717
Software - 1.0%
Citrix Systems, Inc. (a)	155,900	10,984,714
Symantec Corp.	751,100	14,901,824
Synopsys, Inc. (a)	86,500	3,710,850
		29,597,388
Technology Hardware, Storage & Peripherals - 4.3%
EMC Corp.	1,838,000	45,527,260
NCR Corp. (a)	917,900	19,587,986
SanDisk Corp.	492,300	34,805,610
Western Digital Corp.	686,000	32,914,280
		132,835,136

TOTAL INFORMATION TECHNOLOGY		342,747,539

MATERIALS - 5.5%
Chemicals - 3.0%
CF Industries Holdings, Inc.	1,849,000	55,470,000
LyondellBasell Industries NV Class A	483,600	37,706,292
		93,176,292
Containers & Packaging - 2.0%
Graphic Packaging Holding Co.	2,521,700	28,646,512
WestRock Co.	918,100	32,390,568
		61,037,080
Metals & Mining - 0.5%
Steel Dynamics, Inc.	798,000	14,643,300

TOTAL MATERIALS		168,856,672

UTILITIES - 11.3%
Electric Utilities - 6.8%
American Electric Power Co., Inc.	592,700	36,136,919
Edison International	690,200	42,654,360
Exelon Corp.	540,000	15,967,800
IDACORP, Inc.	493,500	34,342,665
NextEra Energy, Inc.	29,300	3,273,103
PPL Corp.	1,308,600	45,879,516
Xcel Energy, Inc.	745,200	28,481,544
		206,735,907
Gas Utilities - 1.1%
Atmos Energy Corp.	486,000	33,640,920
Multi-Utilities - 3.4%
Ameren Corp.	165,200	7,420,784
CMS Energy Corp.	637,600	24,789,888
DTE Energy Co.	184,500	15,684,345
NiSource, Inc.	808,800	16,992,888
Public Service Enterprise Group, Inc.	941,000	38,863,300
		103,751,205

TOTAL UTILITIES		344,128,032

TOTAL COMMON STOCKS
(Cost $3,191,594,416)		3,020,288,490

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 0.38% (c)	29,359,075	29,359,075
Fidelity Securities Lending Cash Central Fund, 0.42% (c)(d)	33,842,725	33,842,725
TOTAL MONEY MARKET FUNDS
(Cost $63,201,800)		63,201,800
TOTAL INVESTMENT PORTFOLIO - 101.1%
(Cost $3,254,796,216)		3,083,490,290
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(34,796,702)
NET ASSETS - 100%		$3,048,693,588

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$159,754
Fidelity Securities Lending Cash Central Fund	1,668,823
Total	$1,828,577

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.0%
Switzerland	3.8%
Ireland	2.7%
Israel	2.6%
Netherlands	2.5%
Bailiwick of Jersey	1.2%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2016
Assets
Investment in securities, at value (including securities loaned of $33,722,707) — See accompanying schedule: Unaffiliated issuers (cost $3,191,594,416)	$3,020,288,490
Fidelity Central Funds (cost $63,201,800)	63,201,800
Total Investments (cost $3,254,796,216)		$3,083,490,290
Cash		66,708
Receivable for investments sold		50,453,003
Receivable for fund shares sold		4,153,549
Dividends receivable		1,409,498
Distributions receivable from Fidelity Central Funds		83,411
Prepaid expenses		6,527
Other receivables		19,577
Total assets		3,139,682,563
Liabilities
Payable for investments purchased	$50,567,109
Payable for fund shares redeemed	4,117,525
Accrued management fee	1,567,619
Distribution and service plan fees payable	186,252
Other affiliated payables	644,743
Other payables and accrued expenses	63,002
Collateral on securities loaned, at value	33,842,725
Total liabilities		90,988,975
Net Assets		$3,048,693,588
Net Assets consist of:
Paid in capital		$3,312,412,754
Distributions in excess of net investment income		(2,952,557)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(89,460,683)
Net unrealized appreciation (depreciation) on investments		(171,305,926)
Net Assets		$3,048,693,588
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($277,461,967 ÷ 13,519,245 shares)		$20.52
Maximum offering price per share (100/94.25 of $20.52)		$21.77
Class T:
Net Asset Value and redemption price per share ($46,084,016 ÷ 2,252,782 shares)		$20.46
Maximum offering price per share (100/96.50 of $20.46)		$21.20
Class B:
Net Asset Value and offering price per share ($1,160,470 ÷ 57,043 shares)(a)		$20.34
Class C:
Net Asset Value and offering price per share ($130,635,723 ÷ 6,546,759 shares)(a)		$19.95
Mid Cap Value:
Net Asset Value, offering price and redemption price per share ($2,331,664,937 ÷ 112,308,553 shares)		$20.76
Class I:
Net Asset Value, offering price and redemption price per share ($261,686,475 ÷ 12,695,768 shares)		$20.61

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2016
Investment Income
Dividends		$85,898,012
Income from Fidelity Central Funds		1,828,577
Total income		87,726,589
Expenses
Management fee
Basic fee	$20,444,630
Performance adjustment	3,166,380
Transfer agent fees	7,010,755
Distribution and service plan fees	2,140,331
Accounting and security lending fees	1,037,038
Custodian fees and expenses	94,152
Independent trustees' compensation	15,869
Registration fees	311,570
Audit	61,030
Legal	9,525
Miscellaneous	20,827
Total expenses before reductions	34,312,107
Expense reductions	(205,991)	34,106,116
Net investment income (loss)		53,620,473
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,934,740
Foreign currency transactions	12,365
Total net realized gain (loss)		29,947,105
Change in net unrealized appreciation (depreciation) on investment securities		(464,541,026)
Net gain (loss)		(434,593,921)
Net increase (decrease) in net assets resulting from operations		$(380,973,448)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2016	Year ended January 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,620,473	$26,342,832
Net realized gain (loss)	29,947,105	126,151,773
Change in net unrealized appreciation (depreciation)	(464,541,026)	142,120,089
Net increase (decrease) in net assets resulting from operations	(380,973,448)	294,614,694
Distributions to shareholders from net investment income	(48,238,328)	(21,836,059)
Distributions to shareholders from net realized gain	(123,721,000)	(128,905,943)
Total distributions	(171,959,328)	(150,742,002)
Share transactions - net increase (decrease)	475,831,325	1,431,070,354
Redemption fees	106,541	59,793
Total increase (decrease) in net assets	(76,994,910)	1,575,002,839
Net Assets
Beginning of period	3,125,688,498	1,550,685,659
End of period (including distributions in excess of net investment income of $2,952,557 and undistributed net investment income of $694,912, respectively)	$3,048,693,588	$3,125,688,498

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund Class A

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.90	$21.78	$19.24	$15.87	$16.16
Income from Investment Operations
Net investment income (loss)A	.29	.24	.24	.20	.07
Net realized and unrealized gain (loss)	(2.57)	3.45	4.29	3.38	(.29)
Total from investment operations	(2.28)	3.69	4.53	3.58	(.22)
Distributions from net investment income	(.28)	(.17)	(.19)	(.21)	(.07)
Distributions from net realized gain	(.82)	(1.40)	(1.79)	–	–
Total distributions	(1.10)	(1.57)	(1.99)B	(.21)	(.07)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$20.52	$23.90	$21.78	$19.24	$15.87
Total ReturnD,E	(9.83)%	17.32%	23.69%	22.73%	(1.34)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.14%	1.15%	1.15%	1.15%	1.17%
Expenses net of fee waivers, if any	1.14%	1.15%	1.15%	1.15%	1.17%
Expenses net of all reductions	1.14%	1.15%	1.14%	1.12%	1.16%
Net investment income (loss)	1.21%	1.04%	1.11%	1.15%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$277,462	$171,263	$67,826	$24,436	$19,578
Portfolio turnover rateH	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.99 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $1.793 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund Class T

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.81	$21.70	$19.21	$15.84	$16.14
Income from Investment Operations
Net investment income (loss)A	.22	.17	.18	.15	.03
Net realized and unrealized gain (loss)	(2.54)	3.44	4.27	3.38	(.29)
Total from investment operations	(2.32)	3.61	4.45	3.53	(.26)
Distributions from net investment income	(.21)	(.10)	(.17)	(.16)	(.04)
Distributions from net realized gain	(.82)	(1.40)	(1.79)	–	–
Total distributions	(1.03)	(1.50)	(1.96)	(.16)	(.04)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.46	$23.81	$21.70	$19.21	$15.84
Total ReturnC,D	(10.04)%	16.98%	23.32%	22.42%	(1.59)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.42%	1.44%	1.42%	1.42%	1.43%
Expenses net of fee waivers, if any	1.42%	1.44%	1.42%	1.42%	1.43%
Expenses net of all reductions	1.42%	1.44%	1.41%	1.38%	1.42%
Net investment income (loss)	.93%	.74%	.84%	.89%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$46,084	$40,752	$24,136	$8,358	$6,823
Portfolio turnover rateG	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund Class B

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.58	$21.48	$19.03	$15.71	$16.04
Income from Investment Operations
Net investment income (loss)A	.09	.05	.07	.07	(.05)
Net realized and unrealized gain (loss)	(2.53)	3.40	4.22	3.34	(.28)
Total from investment operations	(2.44)	3.45	4.29	3.41	(.33)
Distributions from net investment income	–	–	(.05)	(.09)	–
Distributions from net realized gain	(.80)	(1.35)	(1.79)	–	–
Total distributions	(.80)	(1.35)	(1.84)	(.09)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.34	$23.58	$21.48	$19.03	$15.71
Total ReturnC,D	(10.58)%	16.38%	22.70%	21.79%	(2.06)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.98%	1.96%	1.91%	1.91%	1.92%
Expenses net of fee waivers, if any	1.98%	1.96%	1.91%	1.91%	1.92%
Expenses net of all reductions	1.97%	1.96%	1.91%	1.87%	1.91%
Net investment income (loss)	.37%	.22%	.34%	.40%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,160	$2,256	$2,302	$1,533	$1,376
Portfolio turnover rateG	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund Class C

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.30	$21.31	$18.93	$15.65	$15.98
Income from Investment Operations
Net investment income (loss)A	.11	.07	.08	.07	(.05)
Net realized and unrealized gain (loss)	(2.49)	3.37	4.20	3.32	(.28)
Total from investment operations	(2.38)	3.44	4.28	3.39	(.33)
Distributions from net investment income	(.15)	(.06)	(.11)	(.11)	–
Distributions from net realized gain	(.81)	(1.39)	(1.79)	–	–
Total distributions	(.97)B	(1.45)	(1.90)	(.11)	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$19.95	$23.30	$21.31	$18.93	$15.65
Total ReturnD,E	(10.52)%	16.48%	22.77%	21.73%	(2.07)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.89%	1.89%	1.89%	1.91%	1.92%
Expenses net of fee waivers, if any	1.89%	1.89%	1.89%	1.91%	1.92%
Expenses net of all reductions	1.88%	1.89%	1.89%	1.87%	1.91%
Net investment income (loss)	.47%	.29%	.36%	.40%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$130,636	$71,263	$25,177	$6,820	$5,000
Portfolio turnover rateH	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.97 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.812 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$24.15	$21.96	$19.37	$15.97	$16.26
Income from Investment Operations
Net investment income (loss)A	.36	.32	.32	.25	.12
Net realized and unrealized gain (loss)	(2.60)	3.49	4.31	3.41	(.30)
Total from investment operations	(2.24)	3.81	4.63	3.66	(.18)
Distributions from net investment income	(.33)	(.22)	(.25)	(.26)	(.11)
Distributions from net realized gain	(.82)	(1.40)	(1.79)	–	–
Total distributions	(1.15)	(1.62)	(2.04)	(.26)	(.11)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.76	$24.15	$21.96	$19.37	$15.97
Total ReturnC	(9.58)%	17.75%	24.08%	23.07%	(1.04)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.86%	.83%	.80%	.85%	.88%
Expenses net of fee waivers, if any	.85%	.83%	.80%	.85%	.88%
Expenses net of all reductions	.85%	.83%	.80%	.81%	.87%
Net investment income (loss)	1.50%	1.36%	1.45%	1.46%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$2,331,665	$2,691,765	$1,404,968	$638,425	$553,947
Portfolio turnover rateF	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund Class I

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$24.00	$21.84	$19.29	$15.91	$16.20
Income from Investment Operations
Net investment income (loss)A	.35	.32	.31	.24	.11
Net realized and unrealized gain (loss)	(2.58)	3.47	4.28	3.40	(.29)
Total from investment operations	(2.23)	3.79	4.59	3.64	(.18)
Distributions from net investment income	(.34)	(.23)	(.25)	(.26)	(.11)
Distributions from net realized gain	(.82)	(1.40)	(1.79)	–	–
Total distributions	(1.16)	(1.63)	(2.04)	(.26)	(.11)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.61	$24.00	$21.84	$19.29	$15.91
Total ReturnC	(9.60)%	17.75%	23.98%	23.05%	(1.07)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.87%	.85%	.85%	.89%	.91%
Expenses net of fee waivers, if any	.86%	.85%	.85%	.89%	.91%
Expenses net of all reductions	.86%	.85%	.85%	.85%	.90%
Net investment income (loss)	1.49%	1.33%	1.40%	1.42%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$261,686	$148,390	$26,277	$7,875	$3,667
Portfolio turnover rateF	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2016

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$189,982,110
Gross unrealized depreciation	(376,958,653)
Net unrealized appreciation (depreciation) on securities	$(186,976,543)
Tax Cost	$3,270,466,833

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(186,976,543)

The tax character of distributions paid was as follows:

	January 31, 2016	January 31, 2015
Ordinary Income	$57,536,518	$ 77,856,377
Long-term Capital Gains	114,422,810	72,885,625
Total	$171,959,328	$ 150,742,002

The Fund intends to elect to defer to its next fiscal year $73,790,067 of capital losses recognized during the period November 1, 2015 to January 31, 2016. The Fund intends to elect to defer to its next fiscal year $2,952,557 of ordinary losses recognized during the period January 1, 2015 to January 31, 2016.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, will be retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $3,508,598,101 and $2,961,883,967, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$664,184	$12,483
Class T	.25%	.25%	251,220	–
Class B	.75%	.25%	18,204	13,672
Class C	.75%	.25%	1,206,723	724,201
			$2,140,331	$750,356

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$253,775
Class T	30,179
Class B(a)	387
Class C(a)	44,910
$329,251

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$587,813.22
Class T	126,540.25
Class B	5,584.31
Class C	261,487.22
Mid Cap Value	5,529,005.18
Class I	500,326.19
	$7,010,755

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $62,315 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,207 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,668,823, including $47,395 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $132,580 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $764.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $28,499 and a portion of class-level operating expenses as follows:

Amount
Class A	$2,156
Class T	241
Class B	5
Class C	815
Mid Cap Value	39,436
Class I	1,495
$44,148

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2016	2015
From net investment income
Class A	$3,590,650	$969,281
Class T	450,830	152,295
Class C	957,929	141,550
Mid Cap Value	38,962,949	19,603,909
Class I	4,275,970	969,024
Total	$48,238,328	$21,836,059
From net realized gain
Class A	$9,802,091	$6,833,929
Class T	1,753,515	1,937,211
Class B	54,117	135,122
Class C	4,641,645	2,786,812
Mid Cap Value	97,878,091	112,669,602
Class I	9,591,541	4,543,267
Total	$123,721,000	$128,905,943

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended January 31,	2016	2015	2016	2015
Class A
Shares sold	9,081,738	5,005,202	$218,832,696	$119,669,419
Reinvestment of distributions	583,393	319,527	12,803,794	7,424,820
Shares redeemed	(3,310,982)	(1,274,281)	(76,794,668)	(30,077,303)
Net increase (decrease)	6,354,149	4,050,448	$154,841,822	$97,016,936
Class T
Shares sold	1,181,705	809,175	$28,521,084	$19,107,949
Reinvestment of distributions	98,288	89,278	2,163,028	2,059,912
Shares redeemed	(738,423)	(299,512)	(17,743,135)	(7,012,597)
Net increase (decrease)	541,570	598,941	$12,940,977	$14,155,264
Class B
Shares sold	10,778	31,756	$261,816	$732,066
Reinvestment of distributions	2,323	5,764	51,564	130,913
Shares redeemed	(51,733)	(49,044)	(1,224,693)	(1,130,186)
Net increase (decrease)	(38,632)	(11,524)	$(911,313)	$(267,207)
Class C
Shares sold	4,251,099	2,044,450	$100,518,623	$47,494,884
Reinvestment of distributions	239,960	120,516	5,124,148	2,733,012
Shares redeemed	(1,002,857)	(287,883)	(22,726,253)	(6,583,222)
Net increase (decrease)	3,488,202	1,877,083	$82,916,518	$43,644,674
Mid Cap Value
Shares sold	58,089,867	61,038,580	$1,426,603,937	$1,478,921,063
Reinvestment of distributions	5,832,007	5,413,935	130,161,634	126,755,721
Shares redeemed	(63,081,592)	(18,955,051)	(1,492,965,304)	(448,724,645)
Net increase (decrease)	840,282	47,497,464	$63,800,267	$1,156,952,139
Class I
Shares sold	11,498,838	5,403,183	$278,387,809	$129,695,746
Reinvestment of distributions	559,848	213,524	12,321,209	5,006,480
Shares redeemed	(5,547,072)	(635,481)	(128,465,964)	(15,133,678)
Net increase (decrease)	6,511,614	4,981,226	$162,243,054	$119,568,548

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Mid Cap Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2015 to January 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During Period-B August 1, 2015 to January 31, 2016
Class A	1.15%
Actual		$1,000.00	$863.30	$5.40
Hypothetical-C		$1,000.00	$1,019.41	$5.85
Class T	1.43%
Actual		$1,000.00	$862.30	$6.71
Hypothetical-C		$1,000.00	$1,018.00	$7.27
Class B	1.98%
Actual		$1,000.00	$859.50	$9.28
Hypothetical-C		$1,000.00	$1,015.22	$10.06
Class C	1.89%
Actual		$1,000.00	$860.10	$8.86
Hypothetical-C		$1,000.00	$1,015.68	$9.60
Mid Cap Value	.86%
Actual		$1,000.00	$864.60	$4.04
Hypothetical-C		$1,000.00	$1,020.87	$4.38
Class I	.87%
Actual		$1,000.00	$864.40	$4.09
Hypothetical-C		$1,000.00	$1,020.82	$4.43

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2016, $116,314,640, or, if subsequently determined to be different, the net capital gain of such year.

Class I designates 3% and 96% of the dividends distributed in March and December 2015, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class I designates 96% of the dividends distributed in December 2015, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

AMCVI-ANN-0316
1.838433.106

Fidelity Advisor® Mid Cap Value Fund - Class A, Class T, Class B and Class C Annual Report January 31, 2016 Class A, Class T, Class B and Class C are classes of Fidelity® Mid Cap Value Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended January 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(15.02)%	8.35%	5.56%
Class T (incl. 3.50% sales charge)	(13.19)%	8.57%	5.56%
Class B (incl. contingent deferred sales charge)	(14.89)%	8.49%	5.64%
Class C (incl. contingent deferred sales charge)	(11.37)%	8.81%	5.48%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007, are those of Fidelity® Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 13, 2007, would have been lower.

 Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007, are those of Fidelity® Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to February 13, 1007, would have been lower.

 Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007, are those of Fidelity® Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to February 13, 2007, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007, are those of Fidelity® Mid Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 13, 2007, would have been lower.

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Mid Cap Value Fund - Class A on January 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

See previous page for additional information regarding the performance of Class A.

Period Ending Values
$17,181	Fidelity Advisor® Mid Cap Value Fund - Class A
$18,847	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.67% for the 12 months ending January 31, 2016. U.S. stocks suffered a steep decline in August and September 2015 over worries about China’s slowing economic growth. Equities sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December – further encouraged by an interest rate cut in China and economic stimulus in Europe – only to face renewed fear in the new year. Concern about continued declines in the price of oil, relative strength of the U.S. dollar and fresh worries about China and the Middle East pushed the S&P 500® to its worst January since 2009. Overall, growth-oriented and large-cap stocks fared far better than their value and small-cap counterparts. The tech-heavy Nasdaq Composite Index® gained 0.70% for the year; the Russell 2000® Index, -9.92%. Sector results in the broad S&P 500® saw only four of 10 gain ground. Despite increased competitive pressure among wireless carriers, telecommunication services (+12%) led the way. The consumer staples (+8%) and discretionary (+8%) sectors benefited from rising personal income and low inflation. Information technology (+5%) outpaced the broad market amid strong fundamentals. Energy (-20%) was the worst-performing sector, hurt by depressed commodity prices that also affected materials (-16%).

Comments from Portfolio Manager Court Dignan:  For the year, the fund’s share classes (excluding sales charges, if applicable) trailed the -8.74% return of the benchmark Russell Midcap® Value Index. Versus the benchmark, stock picks in information technology, particularly semiconductors & semiconductor equipment, and financials detracted most, whereas positioning in energy and picks in industrials and health care helped. Individual disappointments included NorthStar Realty Financial, a commercial real estate investment trust (REIT) that fell due to concerns about oversupply among its lodging and health care properties. NorthStar was not in the portfolio at period end. Our stake in Navient declined due to fears of increased government regulation, pending rating-agency changes and the student loan company’s maturing debt. Elsewhere, in materials, shares of nitrogen fertilizer company CF Industries Holdings took a beating on the threat of growing competition from Chinese producers. On the positive side, our sizable stake in Equity Lifestyle Properties gained from the residential REIT’s economies of scale, consistent pricing power and steady cash flows. Largely avoiding copper and gold mining company Freeport-McMoRan helped because sluggish global economic growth and weak commodity prices caused this index stock to plunge.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Allstate Corp.	2.9	1.7
Discover Financial Services	2.7	2.1
Teva Pharmaceutical Industries Ltd. sponsored ADR	2.6	1.7
Chubb Ltd.	2.5	1.5
Equity Lifestyle Properties, Inc.	2.2	1.6
Ventas, Inc.	2.0	1.6
FNF Group	1.9	1.1
The Blackstone Group LP	1.9	1.6
CF Industries Holdings, Inc.	1.8	1.9
Brown & Brown, Inc.	1.6	1.4
	22.1

Top Five Market Sectors as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.3	34.7
Utilities	11.3	9.3
Information Technology	11.2	11.2
Consumer Discretionary	9.0	9.5
Industrials	8.2	8.2

Asset Allocation (% of fund's net assets)

As of January 31, 2016 *
Stocks	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments 14.0%

As of July 31, 2015*
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments 13.2%

Investments January 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 9.0%
Auto Components - 1.2%
Delphi Automotive PLC	577,400	$37,496,356
Diversified Consumer Services - 1.1%
H&R Block, Inc.	246,500	8,393,325
Houghton Mifflin Harcourt Co. (a)	1,351,000	24,101,840
		32,495,165
Hotels, Restaurants & Leisure - 1.2%
Wyndham Worldwide Corp.	537,600	34,890,240
Household Durables - 1.1%
PulteGroup, Inc.	1,152,900	19,322,604
Whirlpool Corp.	112,900	15,172,631
		34,495,235
Media - 2.7%
Interpublic Group of Companies, Inc.	877,100	19,682,124
Liberty Global PLC Class A (a)	272,200	9,366,402
Omnicom Group, Inc.	388,200	28,474,470
Twenty-First Century Fox, Inc. Class A	927,200	25,006,584
		82,529,580
Multiline Retail - 0.5%
Dillard's, Inc. Class A	228,700	16,102,767
Specialty Retail - 1.2%
GameStop Corp. Class A (b)	1,337,959	35,067,905

TOTAL CONSUMER DISCRETIONARY		273,077,248

CONSUMER STAPLES - 2.8%
Beverages - 0.7%
Molson Coors Brewing Co. Class B	217,800	19,706,544
Food & Staples Retailing - 0.4%
Rite Aid Corp. (a)	764,800	5,957,792
Sysco Corp.	186,800	7,436,508
		13,394,300
Food Products - 1.7%
ConAgra Foods, Inc.	898,400	37,409,376
The J.M. Smucker Co.	120,900	15,513,888
		52,923,264

TOTAL CONSUMER STAPLES		86,024,108

ENERGY - 8.0%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	808,800	35,190,888
Cameron International Corp. (a)	52,300	3,434,018
Frank's International NV	57,747	844,839
		39,469,745
Oil, Gas & Consumable Fuels - 6.7%
Apache Corp.	611,100	25,996,194
Columbia Pipeline Group, Inc.	1,451,500	26,925,325
Devon Energy Corp.	553,900	15,453,810
EQT Corp.	569,600	35,167,104
Marathon Petroleum Corp.	411,200	17,184,048
Newfield Exploration Co. (a)	1,197,200	34,802,604
PDC Energy, Inc. (a)	276,400	15,718,868
QEP Resources, Inc.	2,567,300	32,912,786
SM Energy Co.	54,416	760,736
		204,921,475

TOTAL ENERGY		244,391,220

FINANCIALS - 35.3%
Banks - 4.8%
Comerica, Inc.	455,200	15,613,360
East West Bancorp, Inc.	25,600	829,952
Fifth Third Bancorp	1,648,957	26,053,521
PNC Financial Services Group, Inc.	105,000	9,098,250
Regions Financial Corp.	3,005,500	24,404,660
SunTrust Banks, Inc.	1,239,100	45,326,278
U.S. Bancorp	632,100	25,321,926
		146,647,947
Capital Markets - 3.4%
Ameriprise Financial, Inc.	20,400	1,849,260
Invesco Ltd.	900,500	26,951,965
Northern Trust Corp.	263,200	16,339,456
The Blackstone Group LP	2,179,700	57,260,719
		102,401,400
Consumer Finance - 5.0%
Discover Financial Services	1,820,500	83,360,695
Navient Corp.	3,190,037	30,496,754
OneMain Holdings, Inc. (a)	57,200	1,511,796
Synchrony Financial (a)	1,335,000	37,940,700
		153,309,945
Diversified Financial Services - 0.1%
Voya Financial, Inc.	88,500	2,706,330
Insurance - 10.8%
Allied World Assurance Co. Holdings AG	228,400	8,357,156
Allstate Corp.	1,437,676	87,123,165
American Financial Group, Inc.	356,200	25,283,076
AmTrust Financial Services, Inc.	270,755	15,484,478
Brown & Brown, Inc.	1,565,100	47,344,275
Chubb Ltd.	658,828	74,493,682
FNF Group	1,804,200	58,419,996
Lincoln National Corp.	110,200	4,348,492
Principal Financial Group, Inc.	171,900	6,532,200
		327,386,520
Real Estate Investment Trusts - 10.8%
American Capital Agency Corp.	1,474,700	25,173,129
Brixmor Property Group, Inc.	257,400	6,851,988
Care Capital Properties, Inc.	189,950	5,687,103
Equity Lifestyle Properties, Inc.	1,000,100	65,926,592
FelCor Lodging Trust, Inc.	830,600	5,780,976
Lamar Advertising Co. Class A	529,000	29,682,190
Mack-Cali Realty Corp.	1,698,200	35,305,578
MFA Financial, Inc.	5,901,900	37,477,065
NorthStar Realty Europe Corp.	1	9
Outfront Media, Inc.	1,236,800	26,900,400
Piedmont Office Realty Trust, Inc. Class A	1,356,200	25,103,262
PS Business Parks, Inc.	59,300	5,134,194
Ventas, Inc.	1,108,400	61,316,688
		330,339,174
Real Estate Management & Development - 0.4%
Realogy Holdings Corp. (a)	366,500	12,021,200

TOTAL FINANCIALS		1,074,812,516

HEALTH CARE - 7.7%
Health Care Equipment & Supplies - 1.5%
Boston Scientific Corp. (a)	538,400	9,438,152
Zimmer Biomet Holdings, Inc.	379,800	37,698,948
		47,137,100
Health Care Providers & Services - 1.6%
Cigna Corp.	194,300	25,958,480
Laboratory Corp. of America Holdings (a)	205,800	23,121,630
		49,080,110
Pharmaceuticals - 4.6%
Allergan PLC (a)	94,700	26,935,521
Endo Health Solutions, Inc. (a)	593,100	32,899,257
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,291,700	79,413,716
		139,248,494

TOTAL HEALTH CARE		235,465,704

INDUSTRIALS - 8.2%
Aerospace & Defense - 1.6%
BWX Technologies, Inc.	633,170	18,957,110
Orbital ATK, Inc.	317,700	28,666,071
		47,623,181
Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc.	491,100	31,808,547
Airlines - 0.4%
American Airlines Group, Inc.	38,600	1,505,014
JetBlue Airways Corp. (a)	426,200	9,082,322
		10,587,336
Commercial Services & Supplies - 0.2%
ADT Corp.	239,700	7,090,326
Construction & Engineering - 1.1%
AECOM (a)	1,242,570	34,096,121
Industrial Conglomerates - 0.7%
Danaher Corp.	228,900	19,834,185
Machinery - 1.8%
AGCO Corp.	244,100	11,904,757
Cummins, Inc.	78,600	7,065,354
Ingersoll-Rand PLC	418,800	21,555,636
Manitowoc Co., Inc.	50,700	798,018
Stanley Black & Decker, Inc.	152,800	14,415,152
		55,738,917
Road & Rail - 0.1%
Genesee & Wyoming, Inc. Class A (a)	70,600	3,500,348
Trading Companies & Distributors - 1.3%
AerCap Holdings NV (a)	1,319,000	40,506,490

TOTAL INDUSTRIALS		250,785,451

INFORMATION TECHNOLOGY - 11.2%
Communications Equipment - 1.7%
Brocade Communications Systems, Inc.	3,504,900	27,969,102
Harris Corp.	235,100	20,446,647
Juniper Networks, Inc.	133,000	3,138,800
		51,554,549
Electronic Equipment & Components - 1.0%
TE Connectivity Ltd.	516,600	29,528,856
IT Services - 2.3%
Cognizant Technology Solutions Corp. Class A (a)	154,600	9,787,726
Computer Sciences Corp.	106,100	3,402,627
CSRA, Inc.	218,000	5,838,040
Leidos Holdings, Inc. (b)	337,200	15,551,664
Science Applications International Corp.	827,800	35,280,836
		69,860,893
Semiconductors & Semiconductor Equipment - 0.9%
Broadcom Corp. Class A	255,000	13,940,850
Micron Technology, Inc. (a)	1,398,900	15,429,867
		29,370,717
Software - 1.0%
Citrix Systems, Inc. (a)	155,900	10,984,714
Symantec Corp.	751,100	14,901,824
Synopsys, Inc. (a)	86,500	3,710,850
		29,597,388
Technology Hardware, Storage & Peripherals - 4.3%
EMC Corp.	1,838,000	45,527,260
NCR Corp. (a)	917,900	19,587,986
SanDisk Corp.	492,300	34,805,610
Western Digital Corp.	686,000	32,914,280
		132,835,136

TOTAL INFORMATION TECHNOLOGY		342,747,539

MATERIALS - 5.5%
Chemicals - 3.0%
CF Industries Holdings, Inc.	1,849,000	55,470,000
LyondellBasell Industries NV Class A	483,600	37,706,292
		93,176,292
Containers & Packaging - 2.0%
Graphic Packaging Holding Co.	2,521,700	28,646,512
WestRock Co.	918,100	32,390,568
		61,037,080
Metals & Mining - 0.5%
Steel Dynamics, Inc.	798,000	14,643,300

TOTAL MATERIALS		168,856,672

UTILITIES - 11.3%
Electric Utilities - 6.8%
American Electric Power Co., Inc.	592,700	36,136,919
Edison International	690,200	42,654,360
Exelon Corp.	540,000	15,967,800
IDACORP, Inc.	493,500	34,342,665
NextEra Energy, Inc.	29,300	3,273,103
PPL Corp.	1,308,600	45,879,516
Xcel Energy, Inc.	745,200	28,481,544
		206,735,907
Gas Utilities - 1.1%
Atmos Energy Corp.	486,000	33,640,920
Multi-Utilities - 3.4%
Ameren Corp.	165,200	7,420,784
CMS Energy Corp.	637,600	24,789,888
DTE Energy Co.	184,500	15,684,345
NiSource, Inc.	808,800	16,992,888
Public Service Enterprise Group, Inc.	941,000	38,863,300
		103,751,205

TOTAL UTILITIES		344,128,032

TOTAL COMMON STOCKS
(Cost $3,191,594,416)		3,020,288,490

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 0.38% (c)	29,359,075	29,359,075
Fidelity Securities Lending Cash Central Fund, 0.42% (c)(d)	33,842,725	33,842,725
TOTAL MONEY MARKET FUNDS
(Cost $63,201,800)		63,201,800
TOTAL INVESTMENT PORTFOLIO - 101.1%
(Cost $3,254,796,216)		3,083,490,290
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(34,796,702)
NET ASSETS - 100%		$3,048,693,588

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$159,754
Fidelity Securities Lending Cash Central Fund	1,668,823
Total	$1,828,577

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.0%
Switzerland	3.8%
Ireland	2.7%
Israel	2.6%
Netherlands	2.5%
Bailiwick of Jersey	1.2%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2016
Assets
Investment in securities, at value (including securities loaned of $33,722,707) — See accompanying schedule: Unaffiliated issuers (cost $3,191,594,416)	$3,020,288,490
Fidelity Central Funds (cost $63,201,800)	63,201,800
Total Investments (cost $3,254,796,216)		$3,083,490,290
Cash		66,708
Receivable for investments sold		50,453,003
Receivable for fund shares sold		4,153,549
Dividends receivable		1,409,498
Distributions receivable from Fidelity Central Funds		83,411
Prepaid expenses		6,527
Other receivables		19,577
Total assets		3,139,682,563
Liabilities
Payable for investments purchased	$50,567,109
Payable for fund shares redeemed	4,117,525
Accrued management fee	1,567,619
Distribution and service plan fees payable	186,252
Other affiliated payables	644,743
Other payables and accrued expenses	63,002
Collateral on securities loaned, at value	33,842,725
Total liabilities		90,988,975
Net Assets		$3,048,693,588
Net Assets consist of:
Paid in capital		$3,312,412,754
Distributions in excess of net investment income		(2,952,557)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(89,460,683)
Net unrealized appreciation (depreciation) on investments		(171,305,926)
Net Assets		$3,048,693,588
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($277,461,967 ÷ 13,519,245 shares)		$20.52
Maximum offering price per share (100/94.25 of $20.52)		$21.77
Class T:
Net Asset Value and redemption price per share ($46,084,016 ÷ 2,252,782 shares)		$20.46
Maximum offering price per share (100/96.50 of $20.46)		$21.20
Class B:
Net Asset Value and offering price per share ($1,160,470 ÷ 57,043 shares)(a)		$20.34
Class C:
Net Asset Value and offering price per share ($130,635,723 ÷ 6,546,759 shares)(a)		$19.95
Mid Cap Value:
Net Asset Value, offering price and redemption price per share ($2,331,664,937 ÷ 112,308,553 shares)		$20.76
Class I:
Net Asset Value, offering price and redemption price per share ($261,686,475 ÷ 12,695,768 shares)		$20.61

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2016
Investment Income
Dividends		$85,898,012
Income from Fidelity Central Funds		1,828,577
Total income		87,726,589
Expenses
Management fee
Basic fee	$20,444,630
Performance adjustment	3,166,380
Transfer agent fees	7,010,755
Distribution and service plan fees	2,140,331
Accounting and security lending fees	1,037,038
Custodian fees and expenses	94,152
Independent trustees' compensation	15,869
Registration fees	311,570
Audit	61,030
Legal	9,525
Miscellaneous	20,827
Total expenses before reductions	34,312,107
Expense reductions	(205,991)	34,106,116
Net investment income (loss)		53,620,473
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,934,740
Foreign currency transactions	12,365
Total net realized gain (loss)		29,947,105
Change in net unrealized appreciation (depreciation) on investment securities		(464,541,026)
Net gain (loss)		(434,593,921)
Net increase (decrease) in net assets resulting from operations		$(380,973,448)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2016	Year ended January 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,620,473	$26,342,832
Net realized gain (loss)	29,947,105	126,151,773
Change in net unrealized appreciation (depreciation)	(464,541,026)	142,120,089
Net increase (decrease) in net assets resulting from operations	(380,973,448)	294,614,694
Distributions to shareholders from net investment income	(48,238,328)	(21,836,059)
Distributions to shareholders from net realized gain	(123,721,000)	(128,905,943)
Total distributions	(171,959,328)	(150,742,002)
Share transactions - net increase (decrease)	475,831,325	1,431,070,354
Redemption fees	106,541	59,793
Total increase (decrease) in net assets	(76,994,910)	1,575,002,839
Net Assets
Beginning of period	3,125,688,498	1,550,685,659
End of period (including distributions in excess of net investment income of $2,952,557 and undistributed net investment income of $694,912, respectively)	$3,048,693,588	$3,125,688,498

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund Class A

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.90	$21.78	$19.24	$15.87	$16.16
Income from Investment Operations
Net investment income (loss)A	.29	.24	.24	.20	.07
Net realized and unrealized gain (loss)	(2.57)	3.45	4.29	3.38	(.29)
Total from investment operations	(2.28)	3.69	4.53	3.58	(.22)
Distributions from net investment income	(.28)	(.17)	(.19)	(.21)	(.07)
Distributions from net realized gain	(.82)	(1.40)	(1.79)	–	–
Total distributions	(1.10)	(1.57)	(1.99)B	(.21)	(.07)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$20.52	$23.90	$21.78	$19.24	$15.87
Total ReturnD,E	(9.83)%	17.32%	23.69%	22.73%	(1.34)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.14%	1.15%	1.15%	1.15%	1.17%
Expenses net of fee waivers, if any	1.14%	1.15%	1.15%	1.15%	1.17%
Expenses net of all reductions	1.14%	1.15%	1.14%	1.12%	1.16%
Net investment income (loss)	1.21%	1.04%	1.11%	1.15%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$277,462	$171,263	$67,826	$24,436	$19,578
Portfolio turnover rateH	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.99 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $1.793 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund Class T

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.81	$21.70	$19.21	$15.84	$16.14
Income from Investment Operations
Net investment income (loss)A	.22	.17	.18	.15	.03
Net realized and unrealized gain (loss)	(2.54)	3.44	4.27	3.38	(.29)
Total from investment operations	(2.32)	3.61	4.45	3.53	(.26)
Distributions from net investment income	(.21)	(.10)	(.17)	(.16)	(.04)
Distributions from net realized gain	(.82)	(1.40)	(1.79)	–	–
Total distributions	(1.03)	(1.50)	(1.96)	(.16)	(.04)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.46	$23.81	$21.70	$19.21	$15.84
Total ReturnC,D	(10.04)%	16.98%	23.32%	22.42%	(1.59)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.42%	1.44%	1.42%	1.42%	1.43%
Expenses net of fee waivers, if any	1.42%	1.44%	1.42%	1.42%	1.43%
Expenses net of all reductions	1.42%	1.44%	1.41%	1.38%	1.42%
Net investment income (loss)	.93%	.74%	.84%	.89%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$46,084	$40,752	$24,136	$8,358	$6,823
Portfolio turnover rateG	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund Class B

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.58	$21.48	$19.03	$15.71	$16.04
Income from Investment Operations
Net investment income (loss)A	.09	.05	.07	.07	(.05)
Net realized and unrealized gain (loss)	(2.53)	3.40	4.22	3.34	(.28)
Total from investment operations	(2.44)	3.45	4.29	3.41	(.33)
Distributions from net investment income	–	–	(.05)	(.09)	–
Distributions from net realized gain	(.80)	(1.35)	(1.79)	–	–
Total distributions	(.80)	(1.35)	(1.84)	(.09)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.34	$23.58	$21.48	$19.03	$15.71
Total ReturnC,D	(10.58)%	16.38%	22.70%	21.79%	(2.06)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.98%	1.96%	1.91%	1.91%	1.92%
Expenses net of fee waivers, if any	1.98%	1.96%	1.91%	1.91%	1.92%
Expenses net of all reductions	1.97%	1.96%	1.91%	1.87%	1.91%
Net investment income (loss)	.37%	.22%	.34%	.40%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,160	$2,256	$2,302	$1,533	$1,376
Portfolio turnover rateG	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund Class C

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.30	$21.31	$18.93	$15.65	$15.98
Income from Investment Operations
Net investment income (loss)A	.11	.07	.08	.07	(.05)
Net realized and unrealized gain (loss)	(2.49)	3.37	4.20	3.32	(.28)
Total from investment operations	(2.38)	3.44	4.28	3.39	(.33)
Distributions from net investment income	(.15)	(.06)	(.11)	(.11)	–
Distributions from net realized gain	(.81)	(1.39)	(1.79)	–	–
Total distributions	(.97)B	(1.45)	(1.90)	(.11)	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$19.95	$23.30	$21.31	$18.93	$15.65
Total ReturnD,E	(10.52)%	16.48%	22.77%	21.73%	(2.07)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.89%	1.89%	1.89%	1.91%	1.92%
Expenses net of fee waivers, if any	1.89%	1.89%	1.89%	1.91%	1.92%
Expenses net of all reductions	1.88%	1.89%	1.89%	1.87%	1.91%
Net investment income (loss)	.47%	.29%	.36%	.40%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$130,636	$71,263	$25,177	$6,820	$5,000
Portfolio turnover rateH	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.97 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.812 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$24.15	$21.96	$19.37	$15.97	$16.26
Income from Investment Operations
Net investment income (loss)A	.36	.32	.32	.25	.12
Net realized and unrealized gain (loss)	(2.60)	3.49	4.31	3.41	(.30)
Total from investment operations	(2.24)	3.81	4.63	3.66	(.18)
Distributions from net investment income	(.33)	(.22)	(.25)	(.26)	(.11)
Distributions from net realized gain	(.82)	(1.40)	(1.79)	–	–
Total distributions	(1.15)	(1.62)	(2.04)	(.26)	(.11)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.76	$24.15	$21.96	$19.37	$15.97
Total ReturnC	(9.58)%	17.75%	24.08%	23.07%	(1.04)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.86%	.83%	.80%	.85%	.88%
Expenses net of fee waivers, if any	.85%	.83%	.80%	.85%	.88%
Expenses net of all reductions	.85%	.83%	.80%	.81%	.87%
Net investment income (loss)	1.50%	1.36%	1.45%	1.46%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$2,331,665	$2,691,765	$1,404,968	$638,425	$553,947
Portfolio turnover rateF	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund Class I

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$24.00	$21.84	$19.29	$15.91	$16.20
Income from Investment Operations
Net investment income (loss)A	.35	.32	.31	.24	.11
Net realized and unrealized gain (loss)	(2.58)	3.47	4.28	3.40	(.29)
Total from investment operations	(2.23)	3.79	4.59	3.64	(.18)
Distributions from net investment income	(.34)	(.23)	(.25)	(.26)	(.11)
Distributions from net realized gain	(.82)	(1.40)	(1.79)	–	–
Total distributions	(1.16)	(1.63)	(2.04)	(.26)	(.11)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.61	$24.00	$21.84	$19.29	$15.91
Total ReturnC	(9.60)%	17.75%	23.98%	23.05%	(1.07)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.87%	.85%	.85%	.89%	.91%
Expenses net of fee waivers, if any	.86%	.85%	.85%	.89%	.91%
Expenses net of all reductions	.86%	.85%	.85%	.85%	.90%
Net investment income (loss)	1.49%	1.33%	1.40%	1.42%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$261,686	$148,390	$26,277	$7,875	$3,667
Portfolio turnover rateF	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2016

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$189,982,110
Gross unrealized depreciation	(376,958,653)
Net unrealized appreciation (depreciation) on securities	$(186,976,543)
Tax Cost	$3,270,466,833

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(186,976,543)

The tax character of distributions paid was as follows:

	January 31, 2016	January 31, 2015
Ordinary Income	$57,536,518	$ 77,856,377
Long-term Capital Gains	114,422,810	72,885,625
Total	$171,959,328	$ 150,742,002

The Fund intends to elect to defer to its next fiscal year $73,790,067 of capital losses recognized during the period November 1, 2015 to January 31, 2016. The Fund intends to elect to defer to its next fiscal year $2,952,557 of ordinary losses recognized during the period January 1, 2015 to January 31, 2016.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, will be retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $3,508,598,101 and $2,961,883,967, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$664,184	$12,483
Class T	.25%	.25%	251,220	–
Class B	.75%	.25%	18,204	13,672
Class C	.75%	.25%	1,206,723	724,201
			$2,140,331	$750,356

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$253,775
Class T	30,179
Class B(a)	387
Class C(a)	44,910
$329,251

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$587,813.22
Class T	126,540.25
Class B	5,584.31
Class C	261,487.22
Mid Cap Value	5,529,005.18
Class I	500,326.19
	$7,010,755

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $62,315 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,207 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,668,823, including $47,395 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $132,580 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $764.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $28,499 and a portion of class-level operating expenses as follows:

Amount
Class A	$2,156
Class T	241
Class B	5
Class C	815
Mid Cap Value	39,436
Class I	1,495
$44,148

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2016	2015
From net investment income
Class A	$3,590,650	$969,281
Class T	450,830	152,295
Class C	957,929	141,550
Mid Cap Value	38,962,949	19,603,909
Class I	4,275,970	969,024
Total	$48,238,328	$21,836,059
From net realized gain
Class A	$9,802,091	$6,833,929
Class T	1,753,515	1,937,211
Class B	54,117	135,122
Class C	4,641,645	2,786,812
Mid Cap Value	97,878,091	112,669,602
Class I	9,591,541	4,543,267
Total	$123,721,000	$128,905,943

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended January 31,	2016	2015	2016	2015
Class A
Shares sold	9,081,738	5,005,202	$218,832,696	$119,669,419
Reinvestment of distributions	583,393	319,527	12,803,794	7,424,820
Shares redeemed	(3,310,982)	(1,274,281)	(76,794,668)	(30,077,303)
Net increase (decrease)	6,354,149	4,050,448	$154,841,822	$97,016,936
Class T
Shares sold	1,181,705	809,175	$28,521,084	$19,107,949
Reinvestment of distributions	98,288	89,278	2,163,028	2,059,912
Shares redeemed	(738,423)	(299,512)	(17,743,135)	(7,012,597)
Net increase (decrease)	541,570	598,941	$12,940,977	$14,155,264
Class B
Shares sold	10,778	31,756	$261,816	$732,066
Reinvestment of distributions	2,323	5,764	51,564	130,913
Shares redeemed	(51,733)	(49,044)	(1,224,693)	(1,130,186)
Net increase (decrease)	(38,632)	(11,524)	$(911,313)	$(267,207)
Class C
Shares sold	4,251,099	2,044,450	$100,518,623	$47,494,884
Reinvestment of distributions	239,960	120,516	5,124,148	2,733,012
Shares redeemed	(1,002,857)	(287,883)	(22,726,253)	(6,583,222)
Net increase (decrease)	3,488,202	1,877,083	$82,916,518	$43,644,674
Mid Cap Value
Shares sold	58,089,867	61,038,580	$1,426,603,937	$1,478,921,063
Reinvestment of distributions	5,832,007	5,413,935	130,161,634	126,755,721
Shares redeemed	(63,081,592)	(18,955,051)	(1,492,965,304)	(448,724,645)
Net increase (decrease)	840,282	47,497,464	$63,800,267	$1,156,952,139
Class I
Shares sold	11,498,838	5,403,183	$278,387,809	$129,695,746
Reinvestment of distributions	559,848	213,524	12,321,209	5,006,480
Shares redeemed	(5,547,072)	(635,481)	(128,465,964)	(15,133,678)
Net increase (decrease)	6,511,614	4,981,226	$162,243,054	$119,568,548

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Mid Cap Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2015 to January 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During Period-B August 1, 2015 to January 31, 2016
Class A	1.15%
Actual		$1,000.00	$863.30	$5.40
Hypothetical-C		$1,000.00	$1,019.41	$5.85
Class T	1.43%
Actual		$1,000.00	$862.30	$6.71
Hypothetical-C		$1,000.00	$1,018.00	$7.27
Class B	1.98%
Actual		$1,000.00	$859.50	$9.28
Hypothetical-C		$1,000.00	$1,015.22	$10.06
Class C	1.89%
Actual		$1,000.00	$860.10	$8.86
Hypothetical-C		$1,000.00	$1,015.68	$9.60
Mid Cap Value	.86%
Actual		$1,000.00	$864.60	$4.04
Hypothetical-C		$1,000.00	$1,020.87	$4.38
Class I	.87%
Actual		$1,000.00	$864.40	$4.09
Hypothetical-C		$1,000.00	$1,020.82	$4.43

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2016, $116,314,640, or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 3% and 100%; Class T designates 4% and 100%; Class B designates 5% and 0%; and Class C designates 4% and 100%; of the dividends distributed in March and December 2015, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 100%; Class T designates 100% and Class C designates 100% of the dividends distributed in December 2015, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

AMCV-ANN-0316
1.838440.106

Fidelity Advisor® Series Equity-Income Fund and Fidelity Advisor® Series Stock Selector Large Cap Value Fund Annual Report January 31, 2016

Contents

Fidelity Advisor® Series Equity-Income Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Fidelity Advisor® Series Stock Selector Large Cap Value Fund
Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Reports of Independent Registered Accounting Firms
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Fidelity Advisor® Series Equity-Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2016	Past 1 year	Life of fundA
Fidelity Advisor® Series Equity-Income Fund	(4.34)%	8.70%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Equity-Income Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$13,009	Fidelity Advisor® Series Equity-Income Fund
$13,829	Russell 3000® Value Index

Fidelity Advisor® Series Equity-Income Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.67% for the 12 months ending January 31, 2016. U.S. stocks suffered a steep decline in August and September 2015 over worries about China’s slowing economic growth. Equities sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December – further encouraged by an interest rate cut in China and economic stimulus in Europe – only to face renewed fear in the new year. Concern about continued declines in the price of oil, relative strength of the U.S. dollar and fresh worries about China and the Middle East pushed the S&P 500 to its worst January since 2009. Overall, growth-oriented and large-cap stocks fared far better than their value and small-cap counterparts. The tech-heavy Nasdaq Composite Index® gained 0.70% for the year; the Russell 2000® Index, -9.92%. Sector results in the broad S&P 500® saw only four of 10 gain ground. Despite increased competitive pressure among wireless carriers, telecommunication services (+12%) led the way. The consumer staples (+8%) and discretionary (+8%) sectors benefited from rising personal income and low inflation. Information technology (+5%) outpaced the broad market amid strong fundamentals. Energy (-20%) was the worst-performing sector, hurt by depressed commodity prices that also affected materials (-16%).

Comments from Portfolio Manager James Morrow:  For the year, the fund returned -4.34%, topping the -5.41% return of the benchmark Russell 3000® Value Index. Versus the benchmark, the fund benefited most from favorable stock picking in consumer discretionary and health care. Positioning in telecommunication services also added value, as did the fund’s cash allocation, on average, which proved helpful in the market’s decline. On the negative side, security selection in energy and information technology hampered relative performance. Our top individual contributor was General Electric, which produced a strong return for the fund in a difficult investment environment. Drug maker and health care products company Johnson & Johnson also contributed, as the company withstood the market’s struggles better than most of its peers. Another notable individual contributor was JPMorgan Chase, a blue-chip bank I bought and sold at opportune times during the year. General Electric, Johnson & Johnson and JPMorgan Chase were among our largest holdings. In contrast, exposure to plummeting energy prices was a theme behind many of the fund’s largest relative detractors, especially master limited partnership Williams Partners and its majority-owned energy transportation company Williams Companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Series Equity-Income Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	6.6	4.9
Chevron Corp.	5.1	4.0
General Electric Co.(a)	4.2	4.5
Procter & Gamble Co.	4.1	2.7
JPMorgan Chase & Co.(a)	3.2	4.2
Verizon Communications, Inc.	2.9	2.2
United Parcel Service, Inc. Class B	2.5	2.5
Cisco Systems, Inc.	2.1	1.9
MetLife, Inc.	2.0	2.1
AT&T, Inc.	2.0	1.5
	34.7

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.0	29.4
Industrials	11.7	11.6
Health Care	11.7	10.2
Information Technology	11.0	11.6
Consumer Staples	10.4	9.6

Asset Allocation (% of fund's net assets)

As of January 31, 2016*,**
Stocks	98.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

 * Foreign investments - 5.9%

 ** Written Options - (0.0)%

As of July 31, 2015*,**
Stocks	99.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.8%

 * Foreign investments - 5.4%

 ** Written Options - (0.1)%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Fidelity Advisor® Series Equity-Income Fund

Investments January 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 8.6%
Automobiles - 1.1%
Ford Motor Co.	244,200	$2,915,748
General Motors Co.	499,300	14,799,252
		17,715,000
Hotels, Restaurants & Leisure - 1.1%
Dunkin' Brands Group, Inc. (a)	171,700	6,758,112
McDonald's Corp.	78,427	9,707,694
Whitbread PLC	2,719	155,827
		16,621,633
Household Durables - 0.6%
M.D.C. Holdings, Inc.	156,700	3,409,792
Tupperware Brands Corp.	126,800	5,887,324
		9,297,116
Leisure Products - 0.8%
Mattel, Inc. (a)	398,800	11,002,892
Polaris Industries, Inc.	19,400	1,432,496
		12,435,388
Media - 2.1%
Comcast Corp. Class A	467,728	26,057,127
Time Warner, Inc.	49,500	3,486,780
Viacom, Inc. Class B (non-vtg.)	55,100	2,514,764
		32,058,671
Multiline Retail - 2.1%
Kohl's Corp.	77,902	3,875,625
Macy's, Inc.	155,800	6,295,878
Target Corp.	320,697	23,224,877
		33,396,380
Specialty Retail - 0.8%
Foot Locker, Inc.	98,400	6,647,904
GNC Holdings, Inc.	151,200	4,235,112
Stage Stores, Inc. (a)	222,300	1,845,090
		12,728,106

TOTAL CONSUMER DISCRETIONARY		134,252,294

CONSUMER STAPLES - 10.4%
Beverages - 1.8%
Anheuser-Busch InBev SA NV ADR	40,800	5,134,272
Molson Coors Brewing Co. Class B	80,600	7,292,688
The Coca-Cola Co.	374,200	16,060,664
		28,487,624
Food & Staples Retailing - 3.0%
CVS Health Corp.	277,887	26,841,105
Wal-Mart Stores, Inc.	185,242	12,292,659
Walgreens Boots Alliance, Inc.	79,686	6,352,568
Whole Foods Market, Inc.	72,200	2,116,182
		47,602,514
Food Products - 1.3%
B&G Foods, Inc. Class A	103,755	3,778,757
Sanderson Farms, Inc. (a)	29,300	2,379,746
The Hershey Co. (b)	154,600	13,621,806
		19,780,309
Household Products - 4.1%
Procter & Gamble Co.	784,181	64,059,746
Personal Products - 0.2%
Avon Products, Inc.	921,300	3,123,207

TOTAL CONSUMER STAPLES		163,053,400

ENERGY - 9.6%
Energy Equipment & Services - 0.6%
Ensco PLC Class A	112,145	1,096,778
National Oilwell Varco, Inc.	73,600	2,394,944
Oceaneering International, Inc.	65,500	2,217,175
Schlumberger Ltd.	46,500	3,360,555
		9,069,452
Oil, Gas & Consumable Fuels - 9.0%
Anadarko Petroleum Corp.	87,259	3,410,954
Apache Corp.	233,195	9,920,115
Chevron Corp.	917,969	79,376,779
CONSOL Energy, Inc. (a)	252,506	2,004,898
Foresight Energy LP	178,100	347,295
Golar LNG Ltd.	54,389	1,012,723
Kinder Morgan, Inc.	463,400	7,622,930
Legacy Reserves LP	347,700	455,487
MPLX LP	163,729	5,037,941
Noble Energy, Inc.	81,000	2,621,970
The Williams Companies, Inc.	699,200	13,494,560
Williams Partners LP	709,651	15,626,515
		140,932,167

TOTAL ENERGY		150,001,619

FINANCIALS - 24.0%
Banks - 12.2%
Bank of America Corp.	1,373,700	19,424,118
Comerica, Inc.	257,600	8,835,680
First Niagara Financial Group, Inc.	633,700	6,203,923
FirstMerit Corp.	225,500	4,370,190
Huntington Bancshares, Inc.	76,800	658,944
JPMorgan Chase & Co. (b)	831,330	49,464,135
KeyCorp	451,000	5,033,160
M&T Bank Corp.	269,870	29,734,277
Prosperity Bancshares, Inc.	19,900	843,760
Regions Financial Corp.	1,147,700	9,319,324
SunTrust Banks, Inc.	295,500	10,809,390
U.S. Bancorp	411,921	16,501,555
Wells Fargo & Co.	600,249	30,150,507
		191,348,963
Capital Markets - 4.7%
Apollo Global Management LLC Class A	39,900	541,842
Apollo Investment Corp. (a)	658,900	3,340,623
Ares Capital Corp.	249,152	3,463,213
Ares Management LP	86,857	1,021,438
KKR & Co. LP	985,604	13,433,783
Morgan Stanley	295,500	7,647,540
PJT Partners, Inc. (a)(c)	24,355	628,846
State Street Corp.	288,200	16,061,386
The Blackstone Group LP	993,300	26,093,991
TPG Specialty Lending, Inc.	71,622	1,146,668
		73,379,330
Diversified Financial Services - 0.1%
McGraw Hill Financial, Inc.	20,600	1,751,412
Insurance - 4.6%
Chubb Ltd. (b)	208,493	23,574,304
Marsh & McLennan Companies, Inc.	30,400	1,621,232
MetLife, Inc.	693,351	30,958,122
Pricoa Global Funding I	191,092	13,391,727
The Travelers Companies, Inc.	30,068	3,218,479
		72,763,864
Real Estate Investment Trusts - 2.3%
American Capital Agency Corp.	186,273	3,179,680
American Tower Corp.	16,300	1,537,742
Annaly Capital Management, Inc.	387,400	3,680,300
Cousins Properties, Inc.	268,300	2,312,746
Crown Castle International Corp.	65,500	5,646,100
Duke Realty LP	230,600	4,641,978
First Potomac Realty Trust	254,915	2,495,618
Piedmont Office Realty Trust, Inc. Class A	201,800	3,735,318
Public Storage	11,800	2,992,008
Sabra Health Care REIT, Inc.	64,500	1,184,220
Two Harbors Investment Corp.	279,600	2,124,960
Ventas, Inc.	38,000	2,102,160
		35,632,830
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	162,162	1,631,350

TOTAL FINANCIALS		376,507,749

HEALTH CARE - 11.7%
Biotechnology - 1.4%
AbbVie, Inc.	122,000	6,697,800
Amgen, Inc.	61,800	9,438,714
Gilead Sciences, Inc.	61,400	5,096,200
		21,232,714
Health Care Equipment & Supplies - 2.4%
DENTSPLY International, Inc.	78,700	4,634,643
Medtronic PLC	402,374	30,548,234
St. Jude Medical, Inc.	61,300	3,240,318
		38,423,195
Pharmaceuticals - 7.9%
Johnson & Johnson	985,693	102,945,777
Merck & Co., Inc.	157,400	7,975,458
Pfizer, Inc.	197,836	6,032,020
Teva Pharmaceutical Industries Ltd. sponsored ADR	109,700	6,744,356
		123,697,611

TOTAL HEALTH CARE		183,353,520

INDUSTRIALS - 11.7%
Aerospace & Defense - 2.7%
General Dynamics Corp.	51,600	6,902,532
Raytheon Co.	63,900	8,194,536
The Boeing Co.	104,900	12,601,637
United Technologies Corp.	162,600	14,258,394
		41,957,099
Air Freight & Logistics - 2.8%
C.H. Robinson Worldwide, Inc.	65,543	4,245,220
United Parcel Service, Inc. Class B	428,500	39,936,200
		44,181,420
Commercial Services & Supplies - 0.6%
KAR Auction Services, Inc.	196,750	6,575,385
Progressive Waste Solution Ltd. (Canada)	59,900	1,684,247
Republic Services, Inc.	33,400	1,459,580
		9,719,212
Electrical Equipment - 1.1%
Eaton Corp. PLC	179,400	9,061,494
Emerson Electric Co.	177,500	8,161,450
		17,222,944
Industrial Conglomerates - 4.2%
General Electric Co. (b)	2,289,333	66,619,590
Machinery - 0.2%
Cummins, Inc.	30,400	2,732,656
Road & Rail - 0.1%
Norfolk Southern Corp.	20,400	1,438,200

TOTAL INDUSTRIALS		183,871,121

INFORMATION TECHNOLOGY - 11.0%
Communications Equipment - 3.3%
Cisco Systems, Inc.	1,367,659	32,536,608
Qualcomm, Inc.	407,210	18,462,901
		50,999,509
Electronic Equipment & Components - 0.3%
TE Connectivity Ltd.	87,524	5,002,872
Internet Software & Services - 0.4%
Yahoo!, Inc. (c)	238,900	7,049,939
IT Services - 2.5%
First Data Corp. Class A (c)	594,300	7,945,791
IBM Corp.	185,584	23,159,027
Paychex, Inc.	157,596	7,542,545
		38,647,363
Semiconductors & Semiconductor Equipment - 1.4%
Applied Materials, Inc.	830,586	14,659,843
Maxim Integrated Products, Inc.	229,900	7,678,660
		22,338,503
Software - 0.9%
Microsoft Corp.	253,200	13,948,788
Technology Hardware, Storage & Peripherals - 2.2%
Apple, Inc.	121,600	11,836,544
EMC Corp.	811,200	20,093,424
Seagate Technology LLC	83,100	2,414,055
		34,344,023

TOTAL INFORMATION TECHNOLOGY		172,330,997

MATERIALS - 0.8%
Chemicals - 0.3%
LyondellBasell Industries NV Class A	58,300	4,545,651
Potash Corp. of Saskatchewan, Inc.	30,800	502,157
Tronox Ltd. Class A	123,700	441,609
		5,489,417
Containers & Packaging - 0.5%
Packaging Corp. of America	83,100	4,223,973
WestRock Co.	98,100	3,460,968
		7,684,941

TOTAL MATERIALS		13,174,358

TELECOMMUNICATION SERVICES - 4.9%
Diversified Telecommunication Services - 4.9%
AT&T, Inc.	856,091	30,870,641
Verizon Communications, Inc.	912,990	45,622,110
		76,492,751
UTILITIES - 5.9%
Electric Utilities - 5.6%
American Electric Power Co., Inc.	116,745	7,117,943
Entergy Corp.	103,700	7,319,146
Exelon Corp.	912,400	26,979,668
FirstEnergy Corp.	46,900	1,550,514
PPL Corp.	554,300	19,433,758
Southern Co.	447,534	21,893,363
Xcel Energy, Inc.	79,300	3,030,846
		87,325,238
Multi-Utilities - 0.3%
CenterPoint Energy, Inc.	255,100	4,558,637

TOTAL UTILITIES		91,883,875

TOTAL COMMON STOCKS
(Cost $1,599,400,754)		1,544,921,684

Money Market Funds - 4.4%
Fidelity Cash Central Fund, 0.38% (d)	48,012,696	48,012,696
Fidelity Securities Lending Cash Central Fund, 0.42% (d)(e)	21,248,950	21,248,950
TOTAL MONEY MARKET FUNDS
(Cost $69,261,646)		69,261,646
TOTAL INVESTMENT PORTFOLIO - 103.0%
(Cost $1,668,662,400)		1,614,183,330
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(47,073,784)
NET ASSETS - 100%		$1,567,109,546

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Chubb Ltd.	2/19/16 - $120.00	213	$39,710	$(2,130)
General Electric Co.	3/18/16 - $33.00	4,189	88,344	(8,378)
JPMorgan Chase & Co.	2/19/16 - $70.00	1,300	114,461	(1,300)
The Hershey Co.	2/19/16 - $90.00	508	64,723	(49,276)
TOTAL WRITTEN OPTIONS			$307,238	$(61,084)

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $26,809,369.

 (c) Non-income producing

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$95,032
Fidelity Securities Lending Cash Central Fund	73,438
Total	$168,470

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$134,252,294	$134,096,467	$155,827	$--
Consumer Staples	163,053,400	163,053,400	--	--
Energy	150,001,619	150,001,619	--	--
Financials	376,507,749	376,507,749	--	--
Health Care	183,353,520	183,353,520	--	--
Industrials	183,871,121	183,871,121	--	--
Information Technology	172,330,997	172,330,997	--	--
Materials	13,174,358	13,174,358	--	--
Telecommunication Services	76,492,751	76,492,751	--	--
Utilities	91,883,875	91,883,875	--	--
Money Market Funds	69,261,646	69,261,646	--	--
Total Investments in Securities:	$1,614,183,330	$1,614,027,503	$155,827	$--
Derivative Instruments:
Liabilities
Written Options	$(61,084)	$(61,084)	$--	$--
Total Liabilities	$(61,084)	$(61,084)	$--	$--
Total Derivative Instruments:	$(61,084)	$(61,084)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(61,084)
Total Equity Risk	0	(61,084)
Total Value of Derivatives	$0	$(61,084)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Series Equity-Income Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2016
Assets
Investment in securities, at value (including securities loaned of $21,365,113) — See accompanying schedule: Unaffiliated issuers (cost $1,599,400,754)	$1,544,921,684
Fidelity Central Funds (cost $69,261,646)	69,261,646
Total Investments (cost $1,668,662,400)		$1,614,183,330
Receivable for investments sold		2,332,925
Receivable for fund shares sold		26,003
Dividends receivable		2,897,010
Distributions receivable from Fidelity Central Funds		20,491
Prepaid expenses		3,087
Other receivables		14,132
Total assets		1,619,476,978
Liabilities
Payable for investments purchased	$666,994
Payable for fund shares redeemed	29,464,786
Accrued management fee	583,004
Written options, at value (premium received $307,238)	61,084
Other affiliated payables	287,737
Other payables and accrued expenses	54,877
Collateral on securities loaned, at value	21,248,950
Total liabilities		52,367,432
Net Assets		$1,567,109,546
Net Assets consist of:
Paid in capital		$1,609,676,001
Distributions in excess of net investment income		(6,895,999)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		18,562,460
Net unrealized appreciation (depreciation) on investments		(54,232,916)
Net Assets, for 144,574,431 shares outstanding		$1,567,109,546
Net Asset Value, offering price and redemption price per share ($1,567,109,546 ÷ 144,574,431 shares)		$10.84

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2016
Investment Income
Dividends		$56,211,353
Interest		90
Income from Fidelity Central Funds		168,470
Total income		56,379,913
Expenses
Management fee	$8,015,358
Transfer agent fees	3,149,147
Accounting and security lending fees	551,884
Custodian fees and expenses	45,691
Independent trustees' compensation	7,753
Audit	61,809
Legal	4,685
Miscellaneous	14,665
Total expenses before reductions	11,850,992
Expense reductions	(130,019)	11,720,973
Net investment income (loss)		44,658,940
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	78,512,957
Foreign currency transactions	5,670
Written options	5,880,388
Total net realized gain (loss)		84,399,015
Change in net unrealized appreciation (depreciation) on: Investment securities	(195,777,885)
Written options	(809,742)
Total change in net unrealized appreciation (depreciation)		(196,587,627)
Net gain (loss)		(112,188,612)
Net increase (decrease) in net assets resulting from operations		$(67,529,672)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2016	Year ended January 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$44,658,940	$46,444,023
Net realized gain (loss)	84,399,015	76,330,460
Change in net unrealized appreciation (depreciation)	(196,587,627)	56,378,377
Net increase (decrease) in net assets resulting from operations	(67,529,672)	179,152,860
Distributions to shareholders from net investment income	(46,764,873)	(40,800,714)
Distributions to shareholders from net realized gain	(101,112,040)	(55,791,456)
Total distributions	(147,876,913)	(96,592,170)
Share transactions
Proceeds from sales of shares	200,885,928	184,538,581
Reinvestment of distributions	147,876,913	96,592,170
Cost of shares redeemed	(352,692,924)	(348,018,316)
Net increase (decrease) in net assets resulting from share transactions	(3,930,083)	(66,887,565)
Total increase (decrease) in net assets	(219,336,668)	15,673,125
Net Assets
Beginning of period	1,786,446,214	1,770,773,089
End of period (including distributions in excess of net investment income of $6,895,999 and undistributed net investment income of $2,298,843, respectively)	$1,567,109,546	$1,786,446,214
Other Information
Shares
Sold	16,478,409	14,420,017
Issued in reinvestment of distributions	12,736,170	7,490,111
Redeemed	(29,111,447)	(27,053,069)
Net increase (decrease)	103,132	(5,142,941)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Series Equity-Income Fund

		January 31,
Years ended January 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$12.37	$11.84	$10.60	$10.00
Income from Investment Operations
Net investment income (loss)B	.31	.32	.25	.03
Net realized and unrealized gain (loss)	(.80)	.88	1.49	.59
Total from investment operations	(.49)	1.20	1.74	.62
Distributions from net investment income	(.33)	(.28)	(.24)	(.02)
Distributions from net realized gain	(.71)	(.39)	(.26)	–
Total distributions	(1.04)	(.67)	(.50)	(.02)
Net asset value, end of period	$10.84	$12.37	$11.84	$10.60
Total ReturnC,D	(4.34)%	9.99%	16.44%	6.18%
Ratios to Average Net AssetsE,F
Expenses before reductions	.66%	.66%	.68%	.75%G
Expenses net of fee waivers, if any	.66%	.66%	.68%	.75%G
Expenses net of all reductions	.66%	.66%	.68%	.68%G
Net investment income (loss)	2.50%	2.48%	2.15%	2.07%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,567,110	$1,786,446	$1,770,773	$706,012
Portfolio turnover rateH	42%	39%	44%	34%I

 A For the period December 6, 2012 (commencement of operations) to January 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Annualized

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Series Stock Selector Large Cap Value Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2016	Past 1 year	Life of fundA
Fidelity Advisor® Series Stock Selector Large Cap Value Fund	(6.72)%	10.05%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Series Stock Selector Large Cap Value Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$13,526	Fidelity Advisor® Series Stock Selector Large Cap Value Fund
$13,945	Russell 1000® Value Index

Fidelity Advisor® Series Stock Selector Large Cap Value Fund

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.67% for the 12 months ending January 31, 2016. U.S. stocks suffered a steep decline in August and September 2015 over worries about China’s slowing economic growth. Equities sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December – further encouraged by an interest rate cut in China and economic stimulus in Europe – only to face renewed fear in the new year. Concern about continued declines in the price of oil, relative strength of the U.S. dollar and fresh worries about China and the Middle East pushed the S&P 500® to its worst January since 2009. Overall, growth-oriented and large-cap stocks fared far better than their value and small-cap counterparts. The tech-heavy Nasdaq Composite Index® gained 0.70% for the year; the Russell 2000® Index, -9.92%. Sector results in the broad S&P 500® saw only four of 10 gain ground. Despite increased competitive pressure among wireless carriers, telecommunication services (+12%) led the way. The consumer staples (+8%) and discretionary (+8%) sectors benefited from rising personal income and low inflation. Information technology (+5%) outpaced the broad market amid strong fundamentals. Energy (-20%) was the worst-performing sector, hurt by depressed commodity prices that also affected materials (-16%).

Comments from Lead Portfolio Manager Matthew Friedman:  For the year, the fund returned -6.72%, underperforming the -5.00% return of the benchmark Russell 1000® Value Index. On an absolute basis, the market's preference for growth-oriented stocks made it a challenging year for the fund’s value-focused stock-picking approach. Versus the benchmark, security selection hurt the fund’s performance, particularly among energy and information technology names. Within energy, an imbalance of supply/demand dynamics continued to weigh down oil prices and hampered several of the fund’s energy-related investments. Included were exploration & production (E&P) firm Anadarko Petroleum – the fund’s biggest individual detractor – state-focused E&P company California Resources and Kinder Morgan, the largest energy infrastructure firm in North America. Each of these stocks suffered double-digit declines the past year. Turning to positives, our picks within industrials were a plus. Among individual names, the fund’s position in chipmaker Broadcom lifted performance most. The fund was overweighted the stock when it jumped in May after Avago Technologies announced it would acquire Broadcom at a premium. The deal was not completed by period end, and we sold the stock after it reached our valuation target.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fidelity Advisor® Series Stock Selector Large Cap Value Fund

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Chevron Corp.	4.9	4.2
Berkshire Hathaway, Inc. Class B	4.0	3.7
Wells Fargo & Co.	3.1	3.2
Johnson & Johnson	3.0	2.5
Procter & Gamble Co.	2.8	2.2
General Electric Co.	2.4	2.9
Chubb Ltd.	2.2	1.7
Qualcomm, Inc.	2.0	2.1
U.S. Bancorp	1.9	1.9
AT&T, Inc.	1.9	1.6
	28.2

Top Five Market Sectors as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.2	29.0
Energy	12.3	12.6
Health Care	11.6	12.0
Information Technology	10.9	11.0
Industrials	9.9	9.5

Asset Allocation (% of fund's net assets)

As of January 31, 2016*
Stocks and Equity Futures	98.2%
Short-Term Investments and Net Other Assets (Liabilities)	1.8%

 * Foreign investments - 11.3%

As of July 31, 2015*
Stocks and Equity Futures	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 12.3%

Fidelity Advisor® Series Stock Selector Large Cap Value Fund

Investments January 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
CONSUMER DISCRETIONARY - 5.0%
Auto Components - 0.5%
Delphi Automotive PLC	77,051	$5,003,692
Household Durables - 1.0%
Jarden Corp. (a)	69,400	3,681,670
Whirlpool Corp.	54,700	7,351,133
		11,032,803
Leisure Products - 0.2%
Mattel, Inc.	82,900	2,287,211
Media - 1.6%
Charter Communications, Inc. Class A (a)(b)	9,400	1,610,784
Liberty Broadband Corp. Class C (a)	97,506	4,582,782
Twenty-First Century Fox, Inc. Class A	379,560	10,236,733
		16,430,299
Multiline Retail - 1.7%
Kohl's Corp.	94,800	4,716,300
Target Corp.	176,619	12,790,748
		17,507,048

TOTAL CONSUMER DISCRETIONARY		52,261,053

CONSUMER STAPLES - 7.4%
Food & Staples Retailing - 3.0%
Sysco Corp.	87,200	3,471,432
Wal-Mart Stores, Inc.	228,582	15,168,702
Walgreens Boots Alliance, Inc.	154,175	12,290,831
		30,930,965
Food Products - 1.6%
Bunge Ltd.	56,566	3,507,658
ConAgra Foods, Inc.	123,300	5,134,212
The J.M. Smucker Co.	65,436	8,396,748
		17,038,618
Household Products - 2.8%
Procter & Gamble Co.	362,285	29,595,062

TOTAL CONSUMER STAPLES		77,564,645

ENERGY - 12.3%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	353,400	15,376,434
Dril-Quip, Inc. (a)	129,121	7,571,655
		22,948,089
Oil, Gas & Consumable Fuels - 10.1%
Anadarko Petroleum Corp.	235,800	9,217,422
Cabot Oil & Gas Corp.	303,800	6,303,850
California Resources Corp. (b)	1,176,500	1,682,395
Chevron Corp.	594,386	51,396,558
Diamondback Energy, Inc.	102,000	7,706,100
Imperial Oil Ltd.	340,700	10,445,474
Kinder Morgan, Inc.	454,400	7,474,880
Phillips 66 Co.	134,700	10,796,205
Stone Energy Corp. (a)	146,300	450,604
		105,473,488

TOTAL ENERGY		128,421,577

FINANCIALS - 29.2%
Banks - 9.0%
Bank of America Corp.	654,900	9,260,286
BOK Financial Corp.	3,200	160,032
CIT Group, Inc.	265,000	7,777,750
Citigroup, Inc.	25,700	1,094,306
Comerica, Inc.	6,400	219,520
Cullen/Frost Bankers, Inc.	3,200	153,152
JPMorgan Chase & Co.	93,500	5,563,250
PNC Financial Services Group, Inc.	150,800	13,066,820
Popular, Inc.	178,174	4,479,294
U.S. Bancorp	493,708	19,777,942
Wells Fargo & Co.	650,275	32,663,313
Zions Bancorporation	6,400	145,152
		94,360,817
Capital Markets - 3.5%
Franklin Resources, Inc.	294,300	10,200,438
Goldman Sachs Group, Inc.	120,022	19,390,754
State Street Corp.	23,354	1,301,518
The Blackstone Group LP	206,000	5,411,620
		36,304,330
Consumer Finance - 3.1%
American Express Co.	73,900	3,953,650
Capital One Financial Corp.	252,986	16,600,941
Discover Financial Services	245,700	11,250,603
LendingClub Corp. (a)	9,400	69,372
		31,874,566
Diversified Financial Services - 4.0%
Berkshire Hathaway, Inc. Class B (a)	324,839	42,154,357
Insurance - 7.7%
AFLAC, Inc.	193,300	11,203,668
Allstate Corp.	61,400	3,720,840
Axis Capital Holdings Ltd.	69,700	3,757,527
Chubb Ltd.	204,647	23,139,436
MetLife, Inc.	241,351	10,776,322
Reinsurance Group of America, Inc.	153,600	12,937,728
The Travelers Companies, Inc.	138,500	14,825,040
		80,360,561
Real Estate Investment Trusts - 1.3%
Annaly Capital Management, Inc.	694,335	6,596,183
Equity Residential (SBI)	20,650	1,591,909
General Growth Properties, Inc.	167,344	4,692,326
NorthStar Realty Finance Corp.	12,900	153,123
		13,033,541
Real Estate Management & Development - 0.6%
Brookfield Asset Management, Inc. Class A	51,400	1,551,650
CBRE Group, Inc. (a)	176,671	4,941,488
		6,493,138

TOTAL FINANCIALS		304,581,310

HEALTH CARE - 11.6%
Biotechnology - 0.3%
AbbVie, Inc.	49,000	2,690,100
Prothena Corp. PLC (a)	9	351
		2,690,451
Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	234,000	8,856,900
Medtronic PLC	191,183	14,514,613
The Cooper Companies, Inc.	20,300	2,662,345
Zimmer Biomet Holdings, Inc.	38,200	3,791,732
		29,825,590
Health Care Providers & Services - 0.9%
Aetna, Inc.	76,200	7,760,208
Anthem, Inc.	15,000	1,957,350
		9,717,558
Pharmaceuticals - 7.5%
Allergan PLC (a)	51,300	14,591,259
Jazz Pharmaceuticals PLC (a)	59,868	7,707,406
Johnson & Johnson	305,705	31,927,830
Merck & Co., Inc.	203,800	10,326,546
Pfizer, Inc.	375,538	11,450,154
Shire PLC sponsored ADR (b)	16,600	2,793,780
		78,796,975

TOTAL HEALTH CARE		121,030,574

INDUSTRIALS - 9.9%
Aerospace & Defense - 3.1%
KLX, Inc. (a)	216,829	6,337,912
L-3 Communications Holdings, Inc.	64,999	7,594,483
Precision Castparts Corp.	52,976	12,446,711
United Technologies Corp.	67,643	5,931,615
		32,310,721
Air Freight & Logistics - 0.3%
FedEx Corp.	20,500	2,724,040
Building Products - 0.7%
Allegion PLC	112,078	6,787,444
Commercial Services & Supplies - 0.1%
Progressive Waste Solution Ltd. (Canada)	37,311	1,049,097
Construction & Engineering - 0.8%
AECOM (a)	278,320	7,637,101
Jacobs Engineering Group, Inc. (a)	30,015	1,177,488
		8,814,589
Industrial Conglomerates - 2.4%
General Electric Co.	876,672	25,511,155
Machinery - 1.4%
Caterpillar, Inc.	58,400	3,634,816
Deere & Co.	89,200	6,869,292
Flowserve Corp.	92,300	3,566,472
		14,070,580
Road & Rail - 1.1%
CSX Corp.	506,971	11,670,472

TOTAL INDUSTRIALS		102,938,098

INFORMATION TECHNOLOGY - 10.9%
Communications Equipment - 3.5%
Cisco Systems, Inc.	655,565	15,595,891
Qualcomm, Inc.	466,500	21,151,110
		36,747,001
Electronic Equipment & Components - 0.7%
Jabil Circuit, Inc.	376,221	7,490,560
Internet Software & Services - 0.7%
Yahoo!, Inc. (a)	241,852	7,137,053
Semiconductors & Semiconductor Equipment - 2.6%
Marvell Technology Group Ltd.	692,400	6,127,740
Maxim Integrated Products, Inc.	172,300	5,754,820
Micron Technology, Inc. (a)	428,300	4,724,149
NXP Semiconductors NV (a)	136,500	10,207,470
		26,814,179
Software - 0.8%
Oracle Corp.	236,700	8,594,577
Technology Hardware, Storage & Peripherals - 2.6%
Hewlett Packard Enterprise Co.	545,900	7,511,584
HP, Inc.	1,009,300	9,800,303
SanDisk Corp.	39,500	2,792,650
Western Digital Corp.	152,600	7,321,748
		27,426,285

TOTAL INFORMATION TECHNOLOGY		114,209,655

MATERIALS - 2.4%
Chemicals - 1.7%
Albemarle Corp. U.S.	94,500	4,974,480
CF Industries Holdings, Inc.	98,700	2,961,000
Eastman Chemical Co.	78,800	4,823,348
Methanex Corp.	101,000	2,692,084
The Dow Chemical Co.	49,400	2,074,800
		17,525,712
Containers & Packaging - 0.3%
Ball Corp.	51,599	3,448,361
Metals & Mining - 0.4%
Compass Minerals International, Inc.	54,900	4,109,265

TOTAL MATERIALS		25,083,338

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	548,035	19,762,142
Frontier Communications Corp. (b)	794,700	3,615,885
Verizon Communications, Inc.	99,300	4,962,021
		28,340,048
UTILITIES - 6.7%
Electric Utilities - 3.9%
Edison International	134,600	8,318,280
Exelon Corp.	294,500	8,708,365
NextEra Energy, Inc.	114,500	12,790,795
OGE Energy Corp.	153,300	4,021,059
Xcel Energy, Inc.	188,600	7,208,292
		41,046,791
Independent Power and Renewable Electricity Producers - 0.2%
Dynegy, Inc. (a)	150,900	1,786,656
Multi-Utilities - 2.6%
CMS Energy Corp.	321,900	12,515,472
DTE Energy Co.	77,600	6,596,776
Sempra Energy	90,032	8,530,532
		27,642,780

TOTAL UTILITIES		70,476,227

TOTAL COMMON STOCKS
(Cost $1,049,793,077)		1,024,906,525

Nonconvertible Preferred Stocks - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
Itau Unibanco Holding SA sponsored ADR
(Cost $395,441)	64,300	404,447
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.04% to 0.13% 2/4/16 to 2/11/16 (c)
(Cost $599,994)	600,000	599,986
	Shares	Value

Money Market Funds - 3.5%
Fidelity Cash Central Fund, 0.38% (d)	28,575,149	$28,575,149
Fidelity Securities Lending Cash Central Fund, 0.42% (d)(e)	8,158,550	8,158,550
TOTAL MONEY MARKET FUNDS
(Cost $36,733,699)		36,733,699
TOTAL INVESTMENT PORTFOLIO - 101.7%
(Cost $1,087,522,211)		1,062,644,657
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(18,013,440)
NET ASSETS - 100%		$1,044,631,217

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
13 ICE Russell 1000 Value Index Contracts (United States)	March 2016	1,179,100	$28,346

The face value of futures purchased as a percentage of Net Assets is 0.1%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $599,986.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$75,171
Fidelity Securities Lending Cash Central Fund	25,042
Total	$100,213

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$52,261,053	$52,261,053	$--	$--
Consumer Staples	77,564,645	77,564,645	--	--
Energy	128,421,577	128,421,577	--	--
Financials	304,985,757	304,985,757	--	--
Health Care	121,030,574	121,030,574	--	--
Industrials	102,938,098	102,938,098	--	--
Information Technology	114,209,655	114,209,655	--	--
Materials	25,083,338	25,083,338	--	--
Telecommunication Services	28,340,048	28,340,048	--	--
Utilities	70,476,227	70,476,227	--	--
U.S. Government and Government Agency Obligations	599,986	--	599,986	--
Money Market Funds	36,733,699	36,733,699	--	--
Total Investments in Securities:	$1,062,644,657	$1,062,044,671	$599,986	$--
Derivative Instruments:
Assets
Futures Contracts	$28,346	$28,346	$--	$--
Total Assets	$28,346	$28,346	$--	$--
Total Derivative Instruments:	$28,346	$28,346	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$28,346	$0
Total Equity Risk	28,346	0
Total Value of Derivatives	$28,346	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.7%
Ireland	4.2%
Switzerland	2.2%
Canada	1.4%
Bermuda	1.3%
Netherlands	1.0%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Fidelity Advisor® Series Stock Selector Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

		January 31, 2016
Assets
Investment in securities, at value (including securities loaned of $7,964,055) — See accompanying schedule: Unaffiliated issuers (cost $1,050,788,512)	$1,025,910,958
Fidelity Central Funds (cost $36,733,699)	36,733,699
Total Investments (cost $1,087,522,211)		$1,062,644,657
Receivable for investments sold		10,045,387
Receivable for fund shares sold		416,366
Dividends receivable		1,187,966
Distributions receivable from Fidelity Central Funds		12,189
Receivable for daily variation margin for derivative instruments		357,114
Prepaid expenses		2,040
Other receivables		8,904
Total assets		1,074,674,623
Liabilities
Payable to custodian bank	$65,667
Payable for investments purchased	7,641,696
Payable for fund shares redeemed	13,510,936
Accrued management fee	428,803
Other affiliated payables	192,199
Other payables and accrued expenses	45,555
Collateral on securities loaned, at value	8,158,550
Total liabilities		30,043,406
Net Assets		$1,044,631,217
Net Assets consist of:
Paid in capital		$1,062,425,309
Undistributed net investment income		960
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		7,054,248
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(24,849,300)
Net Assets, for 99,481,669 shares outstanding		$1,044,631,217
Net Asset Value, offering price and redemption price per share ($1,044,631,217 ÷ 99,481,669 shares)		$10.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2016
Investment Income
Dividends		$25,370,877
Interest		201
Income from Fidelity Central Funds		100,213
Total income		25,471,291
Expenses
Management fee
Basic fee	$6,539,919
Performance adjustment	(9,161)
Transfer agent fees	2,099,679
Accounting and security lending fees	385,678
Custodian fees and expenses	65,662
Independent trustees' compensation	5,179
Audit	49,134
Legal	3,200
Miscellaneous	9,145
Total expenses before reductions	9,148,435
Expense reductions	(90,527)	9,057,908
Net investment income (loss)		16,413,383
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	106,197,161
Foreign currency transactions	(8,013)
Futures contracts	(1,588,694)
Total net realized gain (loss)		104,600,454
Change in net unrealized appreciation (depreciation) on: Investment securities	(194,570,668)
Assets and liabilities in foreign currencies	(2)
Futures contracts	245,964
Total change in net unrealized appreciation (depreciation)		(194,324,706)
Net gain (loss)		(89,724,252)
Net increase (decrease) in net assets resulting from operations		$(73,310,869)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2016	Year ended January 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$16,413,383	$16,687,477
Net realized gain (loss)	104,600,454	83,369,231
Change in net unrealized appreciation (depreciation)	(194,324,706)	57,592,331
Net increase (decrease) in net assets resulting from operations	(73,310,869)	157,649,039
Distributions to shareholders from net investment income	(18,104,106)	(14,803,468)
Distributions to shareholders from net realized gain	(121,742,545)	(69,796,247)
Total distributions	(139,846,651)	(84,599,715)
Share transactions
Proceeds from sales of shares	137,443,144	148,889,120
Reinvestment of distributions	139,846,651	84,599,715
Cost of shares redeemed	(220,798,953)	(244,662,964)
Net increase (decrease) in net assets resulting from share transactions	56,490,842	(11,174,129)
Total increase (decrease) in net assets	(156,666,678)	61,875,195
Net Assets
Beginning of period	1,201,297,895	1,139,422,700
End of period (including undistributed net investment income of $960 and undistributed net investment income of $1,872,874, respectively)	$1,044,631,217	$1,201,297,895
Other Information
Shares
Sold	11,010,488	11,462,225
Issued in reinvestment of distributions	12,535,406	6,395,707
Redeemed	(17,788,785)	(18,531,039)
Net increase (decrease)	5,757,109	(673,107)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Advisor Series Stock Selector Large Cap Value Fund

		January 31,
Years ended January 31,	2016	2015	2014	2013 A
Selected Per–Share Data
Net asset value, beginning of period	$12.82	$12.07	$10.72	$10.00
Income from Investment Operations
Net investment income (loss)B	.17	.18	.14	.02
Net realized and unrealized gain (loss)	(.97)	1.50	1.88	.72
Total from investment operations	(.80)	1.68	2.02	.74
Distributions from net investment income	(.20)C	(.16)	(.12)	(.02)
Distributions from net realized gain	(1.32)C	(.76)	(.55)	–
Total distributions	(1.52)	(.93)D	(.67)	(.02)
Net asset value, end of period	$10.50	$12.82	$12.07	$10.72
Total ReturnE,F	(6.72)%	13.70%	18.79%	7.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	.77%	.75%	.78%	.85%I
Expenses net of fee waivers, if any	.76%	.75%	.78%	.85%I
Expenses net of all reductions	.76%	.75%	.78%	.77%I
Net investment income (loss)	1.38%	1.35%	1.19%	1.25%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,044,631	$1,201,298	$1,139,423	$712,561
Portfolio turnover rateJ	64%	55%	61%	48%K

 A For the period December 6, 2012 (commencement of operations) to January 31, 2013.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions of $.93 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $.762 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2016

1. Organization.

Fidelity Advisor Series Equity-Income Fund and Fidelity Advisor Series Stock Selector Large Cap Value Fund (the Funds) are funds of Fidelity Devonshire Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares of the Funds are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager.

2. Investments in Fidelity Central Funds.

The Funds invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the FMR Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2016 is included at the end of each applicable Fund's Schedule of Investments.

Foreign Currency. The Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Funds determine the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2016, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discounts, partnerships and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities
Fidelity Advisor Series Equity-Income Fund	$1,664,999,710	$139,934,249	$(190,750,629)	$(50,816,380)
Fidelity Advisor Series Stock Selector Large Cap Value Fund	1,091,611,755	103,646,720	(132,613,818)	(28,967,098)

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Advisor Series Equity-Income Fund	$18,785,325	$(50,570,226)
Fidelity Advisor Series Stock Selector Large Cap Value Fund	14,132,124	(28,966,307)

Certain of the Funds intends to elect to defer to the next fiscal year capital losses recognized during the period November 1, 2015 to January 31, 2016. Loss deferrals were as follows:

Capital losses
Fidelity Advisor Series Equity-Income Fund	$(3,885,554)
Fidelity Advisor Series Stock Selector Large Cap Value Fund	(2,959,910)

The tax character of distributions paid was as follows:

January 31, 2016	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Series Equity-Income Fund	$56,397,935	$91,478,978	$147,876,913
Fidelity Advisor Series Stock Selector Large Cap Value Fund	39,464,008	100,382,643	139,846,651

January 31, 2015	Ordinary Income	Long-term Capital Gains	Total
Fidelity Advisor Series Equity-Income Fund	$66,025,436	$30,566,734	$96,592,170
Fidelity Advisor Series Stock Selector Large Cap Value Fund	46,956,927	37,642,788	84,599,715

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts and options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts and exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Funds, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Fidelity Advisor Series Equity-Income Fund
Equity Risk
Written OptionsA	$5,880,388	$(809,742)
Total Equity Risk	5,880,388	(809,742)
Totals	$5,880,388	$(809,742)
Fidelity Advisor Series Stock Selector Large Cap Value Fund
Equity Risk
Futures ContractsA	$(1,588,694)	$245,964
Total Equity Risk	(1,588,694)	245,964
Totals	$(1,588,694)	$245,964

A A summary of the value of derivatives by primary risk exposure as of period end is included at the end of the Schedule of Investments.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Fidelity Advisor Series Stock Selector Large Cap Value Fund used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Fidelity Advisor Series Equity-Income Fund (the Fund) used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	26,558	$2,687,462
Options Opened	83,001	7,024,906
Options Exercised	(24,884)	(2,481,549)
Options Closed	(34,697)	(3,427,655)
Options Expired	(43,768)	(3,495,926)
Outstanding at end of period	6,210	$307,238

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Advisor Series Equity-Income Fund	742,225,759	723,303,336
Fidelity Advisor Series Stock Selector Large Cap Value Fund	731,531,725	757,584,938

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee for Fidelity Advisor Series Stock Selector Large Cap Value Fund is subject to a performance adjustment (up to a maximum of +/- .20% of each applicable Fund's average net assets over a 36 month performance period.) The upward or downward adjustment to the management fee is based on the Fidelity Advisor Series Stock Selector Large Cap Value Fund's relative investment performance as compared to its benchmark index over the same 36 month performance period. For the reporting period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets, including the performance adjustment, if applicable was as follows. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net asset for the reporting and performance periods.

	Individual Rate	Group Rate	Total
Fidelity Advisor Series Equity-Income Fund	.20%	.25%	.45%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	.30%	.25%	.55%

Performance Benchmark
Fidelity Advisor Series Stock Selector Large Cap Value Fund	Russell 1000 Value Index

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Funds' transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Advisor Series Equity-Income Fund	.18%
Fidelity Advisor Series Stock Selector Large Cap Value Fund	.18%

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains each Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. Certain Funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Advisor Series Equity-Income Fund	$9,814
Fidelity Advisor Series Stock Selector Large Cap Value Fund	18,619

Interfund Trades. The Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fidelity Advisor Series Stock Selector Large Cap Value Fund for certain losses in the amount of $11,396.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Advisor Series Equity-Income Fund	$2,601
Fidelity Advisor Series Stock Selector Large Cap Value Fund	1,738

During the period, the Funds did not borrow on this line of credit.

8. Security Lending.

Certain Funds lend portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Funds. On the settlement date of the loan, each applicable Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Funds may apply collateral received from the borrower against the obligation. The Funds may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on each applicable Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented on each applicable Fund's Statement of Operations as a component of income from Fidelity Central Funds. Security lending activity was as follows:

	Total Security Lending Income	Security Lending Income From Securities Loaned to FCM	Value of Securities Loaned to FCM at Period End
Fidelity Advisor Series Equity-Income Fund	$73,438	$335	$171,504
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$25,042	$138	$–

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of Certain Funds include an amount in addition to trade execution, which may be rebated back to the Funds to offset certain expenses. In addition, through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Brokerage Service reduction	Custody expense reduction
Fidelity Advisor Series Equity-Income Fund	$81,872	$247
Fidelity Advisor Series Stock Selector Large Cap Value Fund	56,949	–

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses as follows:

Amount
Fidelity Advisor Series Equity-Income Fund	$47,900
Fidelity Advisor Series Stock Selector Large Cap Value Fund	33,578

10. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Advisor Series Equity-Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Series Equity-Income Fund (the Fund), a fund of Fidelity Devonshire Trust, including the schedule of investments, as of January 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Series Equity-Income Fund as of January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 21, 2016

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Advisor Series Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Series Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Advisor Series Stock Selector Large Cap Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 21, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2015 to January 31, 2016).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During Period-B August 1, 2015 to January 31, 2016
Fidelity Advisor Series Equity-Income Fund	.66%
Actual		$1,000.00	$906.90	$3.17
Hypothetical-C		$1,000.00	$1,021.88	$3.36
Fidelity Advisor Series Stock Selector Large Cap Value Fund	.74%
Actual		$1,000.00	$892.00	$3.53
Hypothetical-C		$1,000.00	$1,021.48	$3.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Advisor Series Stock Selector Large Cap Value Fund	03/14/2016	03/11/16	$0.145
Fidelity Advisor Series Equity-Income Fund	03/14/2016	03/11/16	$0.133

The funds hereby designate as a capital gain dividend the amounts noted below for the taxable year ended January 31, 2016 or, if subsequently determined to be different, the net capital gain of such year.

Fidelity Advisor Series Stock Selector Large Cap Value Fund	$92,206,620
Fidelity Advisor Series Equity-Income Fund	$81,278,460

A percentage of the dividends distributed during the fiscal year for the following fund was derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Advisor Series Equity-Income Fund	0.04%

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends-received deduction for corporate shareholders:

	March 2015	April 2015	July 2015	October 2015	December 2015
Fidelity Advisor Series Stock Selector Large Cap Value Fund	16%	0%	0%	0%	61%
Fidelity Advisor Series Equity-Income Fund	52%	71%	85%	85%	85%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of a maximum rate under 1(h) (11) of the Internal Revenue Code.

	March 2015	April 2015	July 2015	October 2015	December 2015
Fidelity Advisor Series Stock Selector Large Cap Value Fund	11%	0%	0%	0%	71%
Fidelity Advisor Series Equity-Income Fund	49%	77%	91%	91%	91%

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

AEDTI-ALDTI-ANN-0316
1.956891.103

Fidelity® Equity-Income Fund Annual Report January 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Equity-Income Fund	(4.89)%	6.68%	3.83%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund, a class of the fund, on January 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$14,563	Fidelity® Equity-Income Fund
$16,433	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.67% for the 12 months ending January 31, 2016. U.S. stocks suffered a steep decline in August and September 2015 over worries about China’s slowing economic growth. Equities sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December – further encouraged by an interest rate cut in China and economic stimulus in Europe – only to face renewed fear in the new year. Concern about continued declines in the price of oil, relative strength of the U.S. dollar and fresh worries about China and the Middle East pushed the S&P 500® to its worst January since 2009. Overall, growth-oriented and large-cap stocks fared far better than their value and small-cap counterparts. The tech-heavy Nasdaq Composite Index® gained 0.70% for the year; the Russell 2000® Index, -9.92%. Sector results in the broad S&P 500® saw only four of 10 gain ground. Despite increased competitive pressure among wireless carriers, telecommunication services (+12%) led the way. The consumer staples (+8%) and discretionary (+8%) sectors benefited from rising personal income and low inflation. Information technology (+5%) outpaced the broad market amid strong fundamentals. Energy (-20%) was the worst-performing sector, hurt by depressed commodity prices that also affected materials (-16%).

Comments from Portfolio Manager James Morrow:  For the year, the fund’s share classes struggled, posting declines in the mid-single digits. However, the fund topped the -5.41% return of its benchmark, the Russell 3000® Value Index. Favorable stock picking in the consumer discretionary and health care sectors helped the relative return. Positioning in telecommunication services also added value, as did the fund’s cash allocation, on average, which buoyed fund performance as the market declined. The fund’s global equities subportfolio further boosted results. On the negative side, security selection in energy and financials hampered relative performance, as did the fund’s convertible and high-yield securities subportfolio. Our top individual contributor was drug maker and health care products company Johnson & Johnson, which withstood the market’s struggles better than most of its peers. Another individual contributor was JPMorgan Chase, a blue-chip bank that I bought and sold at opportune times during the year. General Electric also contributed meaningfully, producing a strong return for the fund in a difficult investment environment. In contrast, exposure to plummeting energy prices was a theme behind many of the fund’s largest relative detractors, especially master limited partnership Williams Partners and its majority-owned energy transportation company Williams Companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	5.9	4.3
Chevron Corp.	3.7	2.6
General Electric Co.(a)	3.6	3.7
Procter & Gamble Co.	3.6	2.4
JPMorgan Chase & Co.(a)	3.5	4.6
United Parcel Service, Inc. Class B	2.4	2.2
AT&T, Inc.	2.3	1.2
Verizon Communications, Inc.	2.1	1.6
Cisco Systems, Inc.	1.9	1.7
MetLife, Inc.	1.7	1.7
	30.7

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.1	27.6
Health Care	12.6	10.5
Industrials	11.8	11.1
Information Technology	11.0	11.7
Consumer Staples	10.0	8.7

Asset Allocation (% of fund's net assets)

As of January 31, 2016*,**
Stocks	96.4%
Bonds	0.2%
Convertible Securities	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.9%

 * Written options - (0.0)%

 ** Foreign investments - 11.9%

As of July 31, 2015*,**
Stocks	95.1%
Bonds	0.2%
Convertible Securities	0.7%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.9%

 * Written options - (0.1)%

 ** Foreign investments - 12.3%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments January 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.2%
Automobiles - 1.1%
Ford Motor Co.	1,073,900	$12,822
General Motors Co.	2,284,700	67,719
		80,541
Hotels, Restaurants & Leisure - 1.1%
Compass Group PLC	49,100	845
Dunkin' Brands Group, Inc. (a)	782,700	30,807
McDonald's Corp.	316,687	39,200
Whitbread PLC	160,591	9,204
		80,056
Household Durables - 0.6%
M.D.C. Holdings, Inc. (a)	717,200	15,606
Tupperware Brands Corp.	578,600	26,864
		42,470
Leisure Products - 0.6%
Mattel, Inc.	1,493,500	41,206
Polaris Industries, Inc.	86,000	6,350
		47,556
Media - 2.3%
Comcast Corp. Class A	1,773,694	98,812
Daiichikosho Co. Ltd.	736,000	29,669
ITV PLC	5,871,300	22,445
Time Warner, Inc.	221,300	15,588
		166,514
Multiline Retail - 1.8%
Kohl's Corp.	359,424	17,881
Macy's, Inc.	676,200	27,325
Target Corp.	1,171,509	84,841
		130,047
Specialty Retail - 0.7%
Foot Locker, Inc.	343,000	23,173
GNC Holdings, Inc.	640,143	17,930
Lewis Group Ltd.	2,117,300	5,832
Stage Stores, Inc. (a)	1,009,700	8,381
		55,316

TOTAL CONSUMER DISCRETIONARY		602,500

CONSUMER STAPLES - 9.9%
Beverages - 1.7%
Anheuser-Busch InBev SA NV ADR	192,900	24,275
Molson Coors Brewing Co. Class B	338,695	30,645
The Coca-Cola Co.	1,702,000	73,050
		127,970
Food & Staples Retailing - 3.0%
CVS Health Corp.	1,187,000	114,652
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	189,404	8,177
Wal-Mart Stores, Inc.	917,891	60,911
Walgreens Boots Alliance, Inc.	361,420	28,812
Whole Foods Market, Inc.	330,300	9,681
		222,233
Food Products - 1.4%
B&G Foods, Inc. Class A	494,567	18,012
Hilton Food Group PLC	1,240,932	9,268
Sanderson Farms, Inc. (a)	131,900	10,713
The Hershey Co. (b)	725,100	63,889
		101,882
Household Products - 3.6%
Procter & Gamble Co.	3,284,297	268,294
Personal Products - 0.2%
Avon Products, Inc. (a)	4,135,500	14,019

TOTAL CONSUMER STAPLES		734,398

ENERGY - 8.9%
Energy Equipment & Services - 0.3%
Ensco PLC Class A	579,206	5,665
National Oilwell Varco, Inc.	249,824	8,129
Oceaneering International, Inc.	240,300	8,134
		21,928
Oil, Gas & Consumable Fuels - 8.6%
Anadarko Petroleum Corp.	364,132	14,234
Apache Corp.	956,001	40,668
Avance Gas Holding Ltd. (a)	704,922	8,970
BW LPG Ltd.	1,270,674	9,757
Cameco Corp.	463,900	5,633
Chevron Corp.	3,135,372	271,116
CONSOL Energy, Inc. (a)	1,163,834	9,241
Foresight Energy LP	891,343	1,738
Golar LNG Ltd.	259,400	4,830
Imperial Oil Ltd.	172,400	5,286
Kinder Morgan, Inc.	1,990,900	32,750
Legacy Reserves LP	1,845,900	2,418
MPLX LP	934,711	28,761
Noble Energy, Inc.	364,600	11,802
Suncor Energy, Inc.	2,597,200	61,514
The Williams Companies, Inc.	3,033,843	58,553
Williams Partners LP	3,160,469	69,594
		636,865

TOTAL ENERGY		658,793

FINANCIALS - 23.1%
Banks - 11.4%
Bank of America Corp.	6,143,600	86,871
Comerica, Inc.	943,372	32,358
First Niagara Financial Group, Inc.	2,736,500	26,790
FirstMerit Corp.	1,063,226	20,605
Huntington Bancshares, Inc.	342,200	2,936
JPMorgan Chase & Co. (b)	4,347,682	258,687
KeyCorp	2,038,900	22,754
Lakeland Financial Corp.	238,400	10,440
Lloyds Banking Group PLC	6,113,600	5,728
M&T Bank Corp.	905,378	99,755
Prosperity Bancshares, Inc.	88,800	3,765
Regions Financial Corp.	5,292,200	42,973
Standard Chartered PLC (United Kingdom)	1,887,494	12,733
SunTrust Banks, Inc.	1,360,400	49,763
U.S. Bancorp	1,775,922	71,143
Wells Fargo & Co.	1,842,950	92,571
		839,872
Capital Markets - 4.9%
Apollo Global Management LLC Class A	177,700	2,413
Apollo Investment Corp.	2,715,552	13,768
Ares Capital Corp.	1,077,074	14,971
Ares Management LP	418,215	4,918
AURELIUS AG	261,970	13,226
KKR & Co. LP	6,827,165	93,054
Morgan Stanley	948,131	24,538
PJT Partners, Inc. (a)(c)	102,088	2,636
State Street Corp.	1,307,499	72,867
The Blackstone Group LP	4,217,832	110,802
TPG Specialty Lending, Inc.	363,219	5,815
		359,008
Consumer Finance - 0.2%
Capital One Financial Corp.	191,600	12,573
Diversified Financial Services - 0.2%
McGraw Hill Financial, Inc.	219,200	18,636
Insurance - 4.0%
Chubb Ltd. (b)	927,300	104,850
Marsh & McLennan Companies, Inc.	134,900	7,194
MetLife, Inc.	2,820,138	125,919
Pricoa Global Funding I	625,677	43,847
The Travelers Companies, Inc.	145,200	15,542
		297,352
Real Estate Investment Trusts - 2.3%
American Capital Agency Corp.	769,863	13,142
American Tower Corp.	72,700	6,859
Annaly Capital Management, Inc.	1,453,313	13,806
Coresite Realty Corp.	91,964	5,899
Cousins Properties, Inc.	1,292,400	11,140
Crown Castle International Corp.	291,500	25,127
Duke Realty LP	1,033,000	20,794
First Potomac Realty Trust	1,623,825	15,897
Piedmont Office Realty Trust, Inc. Class A	903,400	16,722
Public Storage	53,100	13,464
Sabra Health Care REIT, Inc.	256,800	4,715
Two Harbors Investment Corp.	1,093,878	8,313
Ventas, Inc.	220,003	12,171
		168,049
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	879,627	8,849

TOTAL FINANCIALS		1,704,339

HEALTH CARE - 12.5%
Biotechnology - 1.2%
AbbVie, Inc.	564,000	30,964
Amgen, Inc.	213,500	32,608
Gilead Sciences, Inc.	274,700	22,800
		86,372
Health Care Equipment & Supplies - 2.2%
DENTSPLY International, Inc.	291,500	17,166
Hoya Corp.	633,500	24,455
Medtronic PLC	1,384,656	105,123
St. Jude Medical, Inc.	273,377	14,451
		161,195
Pharmaceuticals - 9.1%
Astellas Pharma, Inc.	1,661,700	23,009
GlaxoSmithKline PLC	3,366,700	69,356
Johnson & Johnson	4,166,948	435,195
Merck & Co., Inc.	704,600	35,702
Pfizer, Inc.	865,379	26,385
Sanofi SA	266,494	22,162
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,030,100	63,331
		675,140

TOTAL HEALTH CARE		922,707

INDUSTRIALS - 11.8%
Aerospace & Defense - 2.7%
General Dynamics Corp.	232,000	31,035
Raytheon Co.	290,100	37,202
The Boeing Co.	428,000	51,416
United Technologies Corp.	963,420	84,482
		204,135
Air Freight & Logistics - 3.0%
C.H. Robinson Worldwide, Inc.	292,256	18,929
PostNL NV (c)	6,762,100	24,608
United Parcel Service, Inc. Class B	1,885,673	175,745
		219,282
Airlines - 0.2%
Copa Holdings SA Class A	296,500	13,965
Commercial Services & Supplies - 0.6%
KAR Auction Services, Inc.	787,300	26,312
Progressive Waste Solution Ltd. (Canada)	265,000	7,451
Republic Services, Inc.	181,667	7,939
		41,702
Electrical Equipment - 1.2%
Eaton Corp. PLC	753,400	38,054
Emerson Electric Co.	1,104,487	50,784
		88,838
Industrial Conglomerates - 3.9%
General Electric Co. (b)	9,219,755	268,295
Roper Technologies, Inc.	138,000	24,242
		292,537
Machinery - 0.1%
Cummins, Inc.	94,900	8,531
Road & Rail - 0.1%
Norfolk Southern Corp.	90,800	6,401

TOTAL INDUSTRIALS		875,391

INFORMATION TECHNOLOGY - 10.9%
Communications Equipment - 3.0%
Cisco Systems, Inc.	5,823,986	138,553
Qualcomm, Inc.	1,833,816	83,145
		221,698
Electronic Equipment & Components - 0.4%
Hitachi Ltd.	1,923,000	9,504
TE Connectivity Ltd.	357,532	20,437
		29,941
Internet Software & Services - 0.4%
Yahoo!, Inc. (c)	1,029,800	30,389
IT Services - 2.3%
First Data Corp.	2,935,936	37,291
IBM Corp.	800,434	99,886
Paychex, Inc.	709,957	33,979
		171,156
Semiconductors & Semiconductor Equipment - 1.3%
Applied Materials, Inc.	3,511,682	61,981
Maxim Integrated Products, Inc.	1,068,500	35,688
		97,669
Software - 1.4%
Micro Focus International PLC	1,788,200	35,419
Microsoft Corp.	1,173,516	64,649
		100,068
Technology Hardware, Storage & Peripherals - 2.1%
Apple, Inc.	549,200	53,459
EMC Corp.	3,719,000	92,120
Seagate Technology LLC	371,500	10,792
		156,371

TOTAL INFORMATION TECHNOLOGY		807,292

MATERIALS - 1.0%
Chemicals - 0.6%
LyondellBasell Industries NV Class A	263,200	20,522
Potash Corp. of Saskatchewan, Inc.	1,188,300	19,374
Syngenta AG sponsored ADR	16,400	1,212
Tronox Ltd. Class A	660,135	2,357
		43,465
Containers & Packaging - 0.4%
Packaging Corp. of America	322,100	16,372
WestRock Co.	444,300	15,675
		32,047

TOTAL MATERIALS		75,512

TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.4%
AT&T, Inc.	4,647,489	167,588
Verizon Communications, Inc.	3,136,560	156,734
		324,322
Wireless Telecommunication Services - 0.1%
KDDI Corp.	341,100	8,638

TOTAL TELECOMMUNICATION SERVICES		332,960

UTILITIES - 5.6%
Electric Utilities - 5.3%
American Electric Power Co., Inc.	696,582	42,471
Entergy Corp.	446,600	31,521
Exelon Corp.	4,121,100	121,861
FirstEnergy Corp.	208,400	6,890
NextEra Energy, Inc.	71,611	8,000
PPL Corp.	2,410,600	84,516
Southern Co.	1,743,277	85,281
Xcel Energy, Inc.	366,400	14,004
		394,544
Multi-Utilities - 0.3%
CenterPoint Energy, Inc.	1,188,900	21,246

TOTAL UTILITIES		415,790

TOTAL COMMON STOCKS
(Cost $7,041,705)		7,129,682

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.0%
AmSurg Corp. Series A-1, 5.25%	25,250	3,511
Pharmaceuticals - 0.1%
Allergan PLC 5.50%	3,805	3,608

TOTAL HEALTH CARE		7,119

TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. Series A 5.50%	59,500	4,107
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. 5.375%	47,600	2,066
Multi-Utilities - 0.1%
CenterPoint Energy, Inc. 2.00% ZENS (c)	60,700	3,600

TOTAL UTILITIES		5,666

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $18,514)		16,892
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.5%
Convertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
Jarden Corp. 1.875% 9/15/18	1,990	3,363
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Amyris, Inc. 3% 2/27/17	2,101	1,936
Scorpio Tankers, Inc. 2.375% 7/1/19 (d)	11,650	8,963
		10,899
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
InterDigital, Inc. 1.5% 3/1/20 (d)	6,840	6,400
Semiconductors & Semiconductor Equipment - 0.0%
NXP Semiconductors NV 1% 12/1/19	3,640	3,836
TOTAL INFORMATION TECHNOLOGY		10,236

TOTAL CONVERTIBLE BONDS		24,498

Nonconvertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Altice SA 7.625% 2/15/25 (d)	4,815	4,285
CONSUMER STAPLES - 0.1%
Tobacco - 0.1%
Vector Group Ltd. 7.75% 2/15/21	3,465	3,621
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Sabine Pass Liquefaction LLC 5.625% 3/1/25	2,555	2,197
MATERIALS - 0.0%
Metals & Mining - 0.0%
Walter Energy, Inc. 8.5% 4/15/21 (e)	7,720	1

TOTAL NONCONVERTIBLE BONDS		10,104

TOTAL CORPORATE BONDS
(Cost $45,688)		34,602
	Shares	Value (000s)

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 0.38% (f)	209,968,209	209,968
Fidelity Securities Lending Cash Central Fund, 0.42% (f)(g)	40,488,760	40,489
TOTAL MONEY MARKET FUNDS
(Cost $250,457)		250,457
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $7,356,364)		7,431,633
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(33,724)
NET ASSETS - 100%		$7,397,909

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium (000s)	Value (000s)
Call Options
Chubb Ltd.	2/19/16 - $120.00	939	$175	$(9)
General Electric Co.	3/18/16 - $33.00	16,904	356	(34)
JPMorgan Chase & Co.	2/19/16 - $70.00	6,200	547	(6)
The Hershey Co.	2/19/16 - $90.00	2,350	299	(228)
TOTAL WRITTEN OPTIONS			$1,377	$(277)

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $117,404,000.

 (c) Non-income producing

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $19,648,000 or 0.3% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$501
Fidelity Securities Lending Cash Central Fund	513
Total	$1,014

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$602,500	$534,505	$67,995	$--
Consumer Staples	734,398	725,130	9,268	--
Energy	658,793	640,066	18,727	--
Financials	1,704,339	1,672,652	31,687	--
Health Care	929,826	787,333	142,493	--
Industrials	875,391	850,783	24,608	--
Information Technology	807,292	725,078	82,214	--
Materials	75,512	75,512	--	--
Telecommunication Services	337,067	328,429	8,638	--
Utilities	421,456	417,856	3,600	--
Corporate Bonds	34,602	--	34,602	--
Money Market Funds	250,457	250,457	--	--
Total Investments in Securities:	$7,431,633	$7,007,801	$423,832	$--
Derivative Instruments:
Liabilities
Written Options	$(277)	$(277)	$--	$--
Total Liabilities	$(277)	$(277)	$--	$--
Total Derivative Instruments:	$(277)	$(277)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(277)
Total Equity Risk	$0	$(277)
Total Value of Derivatives	$0	$(277)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.1%
United Kingdom	2.3%
Ireland	2.2%
Switzerland	1.7%
Canada	1.4%
Japan	1.2%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		January 31, 2016
Assets
Investment in securities, at value (including securities loaned of $41,937) — See accompanying schedule: Unaffiliated issuers (cost $7,105,907)	$7,181,176
Fidelity Central Funds (cost $250,457)	250,457
Total Investments (cost $7,356,364)		$7,431,633
Receivable for investments sold		10,459
Receivable for fund shares sold		4,804
Dividends receivable		12,277
Interest receivable		414
Distributions receivable from Fidelity Central Funds		124
Prepaid expenses		15
Other receivables		1,032
Total assets		7,460,758
Liabilities
Payable for investments purchased	$3,139
Payable for fund shares redeemed	14,184
Accrued management fee	2,725
Written options, at value (premium received $1,377)	277
Other affiliated payables	1,077
Other payables and accrued expenses	958
Collateral on securities loaned, at value	40,489
Total liabilities		62,849
Net Assets		$7,397,909
Net Assets consist of:
Paid in capital		$7,232,565
Distributions in excess of net investment income		(2,420)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		91,466
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		76,298
Net Assets		$7,397,909
Equity-Income:
Net Asset Value, offering price and redemption price per share ($5,751,597 ÷ 118,414 shares)		$48.57
Class K:
Net Asset Value, offering price and redemption price per share ($1,646,312 ÷ 33,907 shares)		$48.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended January 31, 2016
Investment Income
Dividends		$267,373
Interest		4,523
Income from Fidelity Central Funds		1,014
Total income		272,910
Expenses
Management fee	$38,418
Transfer agent fees	12,062
Accounting and security lending fees	1,234
Custodian fees and expenses	179
Independent trustees' compensation	39
Registration fees	107
Audit	151
Legal	35
Miscellaneous	62
Total expenses before reductions	52,287
Expense reductions	(687)	51,600
Net investment income (loss)		221,310
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	484,253
Foreign currency transactions	(143)
Written options	24,559
Total net realized gain (loss)		508,669
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,071,336)
Assets and liabilities in foreign currencies	137
Written options	(3,302)
Total change in net unrealized appreciation (depreciation)		(1,074,501)
Net gain (loss)		(565,832)
Net increase (decrease) in net assets resulting from operations		$(344,522)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2016	Year ended January 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$221,310	$321,615
Net realized gain (loss)	508,669	737,600
Change in net unrealized appreciation (depreciation)	(1,074,501)	(247,403)
Net increase (decrease) in net assets resulting from operations	(344,522)	811,812
Distributions to shareholders from net investment income	(262,218)	(254,884)
Distributions to shareholders from net realized gain	(674,726)	(408,467)
Total distributions	(936,944)	(663,351)
Share transactions - net increase (decrease)	(278,644)	(512,098)
Total increase (decrease) in net assets	(1,560,110)	(363,637)
Net Assets
Beginning of period	8,958,019	9,321,656
End of period (including distributions in excess of net investment income of $2,420 and undistributed net investment income of $55,326, respectively)	$7,397,909	$8,958,019

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Equity-Income Fund

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$57.26	$56.69	$49.72	$42.77	$45.57
Income from Investment Operations
Net investment income (loss)A	1.43	2.00B	1.26	1.32	.89
Net realized and unrealized gain (loss)	(3.91)C	2.87	6.99	6.95	(2.80)
Total from investment operations	(2.48)	4.87	8.25	8.27	(1.91)
Distributions from net investment income	(1.71)D	(1.60)	(1.28)	(1.32)	(.89)
Distributions from net realized gain	(4.51)D	(2.70)	–	–	–
Total distributions	(6.21)E	(4.30)	(1.28)	(1.32)	(.89)
Net asset value, end of period	$48.57	$57.26	$56.69	$49.72	$42.77
Total ReturnF	(4.89)%C	8.53%	16.72%	19.63%	(4.15)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.64%	.63%	.64%	.67%	.68%
Expenses net of fee waivers, if any	.64%	.63%	.64%	.67%	.68%
Expenses net of all reductions	.63%	.63%	.64%	.66%	.67%
Net investment income (loss)	2.55%	3.30%B	2.30%	2.89%	2.04%
Supplemental Data
Net assets, end of period (in millions)	$5,752	$6,686	$6,842	$6,401	$6,844
Portfolio turnover rateI	46 %J	40%	43%	43%	80%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.48 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been (5.12)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $6.21 per share is comprised of distributions from net investment income of $1.709 and distributions from net realized gain of $4.505 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Equity-Income Fund Class K

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$57.25	$56.67	$49.70	$42.76	$45.56
Income from Investment Operations
Net investment income (loss)A	1.50	2.07B	1.33	1.38	.95
Net realized and unrealized gain (loss)	(3.92)C	2.88	6.99	6.95	(2.79)
Total from investment operations	(2.42)	4.95	8.32	8.33	(1.84)
Distributions from net investment income	(1.78)D	(1.67)	(1.35)	(1.39)	(.96)
Distributions from net realized gain	(4.51)D	(2.70)	–	–	–
Total distributions	(6.28)E	(4.37)	(1.35)	(1.39)	(.96)
Net asset value, end of period	$48.55	$57.25	$56.67	$49.70	$42.76
Total ReturnF	(4.78)%C	8.68%	16.87%	19.78%	(4.00)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.52%	.52%	.52%	.53%	.53%
Expenses net of fee waivers, if any	.52%	.52%	.52%	.53%	.53%
Expenses net of all reductions	.51%	.51%	.52%	.52%	.52%
Net investment income (loss)	2.67%	3.41%B	2.42%	3.03%	2.19%
Supplemental Data
Net assets, end of period (in millions)	$1,646	$2,272	$2,480	$2,276	$2,106
Portfolio turnover rateI	46 %J	40%	43%	43%	80%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.48 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.63%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been (5.01)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $6.28 per share is comprised of distributions from net investment income of $1.777 and distributions from net realized gain of $4.505 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, equity-debt classifications, certain conversion ratio adjustments, partnerships, redemptions in-kind, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,014,954
Gross unrealized depreciation	(942,154)
Net unrealized appreciation (depreciation) on securities	$72,800
Tax Cost	$7,358,833

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,256
Undistributed long-term capital gain	$89,835
Net unrealized appreciation (depreciation) on securities and other investments	$73,828

The tax character of distributions paid was as follows:

	January 31, 2016	January 31, 2015
Ordinary Income	$285,451	$ 305,772
Long-term Capital Gains	651,493	357,579
Total	$936,944	$ 663,351

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

During the period, the Fund recognized net realized gain (loss) of $24,559 and a change in net unrealized appreciation (depreciation) of $(3,302) related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	113	$ 11,376
Options Opened	344	29,489
Options Exercised	(108)	(10,625)
Options Closed	(138)	(13,910)
Options Expired	(185)	(14,953)
Outstanding at end of period	26	$1,377

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,783,329 and $4,235,461, respectively.

Redemptions In-Kind. During the period, 1,158 shares of the Fund held by an unaffiliated entity were redeemed in-kind for cash and investments, including accrued interest, with a value of $62,186. The net realized gain of $14,316 on investments delivered through the in-kind redemption is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Equity-Income	$11,119.17
Class K	943.05
	$12,062

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $40 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,207. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $513, including $10 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $461 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $64 and a portion of class-level operating expenses as follows:

Amount
Equity-Income	$161

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2016	2015
From net investment income
Equity-Income	$199,167	$185,840
Class K	63,051	69,044
Total	$262,218	$254,884
From net realized gain
Equity-Income	$515,493	$303,759
Class K	159,233	104,708
Total	$674,726	$408,467

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended January 31,	2016	2015	2016	2015
Equity-Income
Shares sold	11,557	9,302	$638,905	$561,298
Reinvestment of distributions	12,773	7,949	679,623	465,549
Shares redeemed	(22,666)	(21,182)	(1,259,206)	(1,282,761)
Net increase (decrease)	1,664	(3,931)	$59,322	$(255,914)
Class K
Shares sold	5,714	6,841	$318,377	$413,535
Reinvestment of distributions	4,160	2,965	222,285	173,753
Shares redeemed	(15,663)(a)	(13,872)	(878,628)(a)	(843,472)
Net increase (decrease)	(5,789)	(4,066)	$(337,966)	$(256,184)

 (a) Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Equity-Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2015 to January 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During Period-B August 1, 2015 to January 31, 2016
Equity-Income	.64%
Actual		$1,000.00	$898.00	$3.06
Hypothetical-C		$1,000.00	$1,021.98	$3.26
Class K	.52%
Actual		$1,000.00	$898.50	$2.49
Hypothetical-C		$1,000.00	$1,022.58	$2.65

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Equity-Income Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Equity-Income	03/14/16	03/11/16	$0.626

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2016, $443,156,099, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Equity-Income designates 30%, 100%, 100% and 100% of the dividends distributed in April, July, October and December 2015, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Equity-Income designates 15%, 93%, 94% and 93% of the dividends distributed in April, July, October and December 2015, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

EQU-ANN-0316
1.471443.119

Fidelity® Mid Cap Value Fund Annual Report January 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Mid Cap Value Fund	(9.58)%	9.98%	6.47%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Mid Cap Value Fund, a class of the fund, on January 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Period Ending Values
$18,721	Fidelity® Mid Cap Value Fund
$18,847	Russell Midcap® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.67% for the 12 months ending January 31, 2016. U.S. stocks suffered a steep decline in August and September 2015 over worries about China’s slowing economic growth. Equities sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December – further encouraged by an interest rate cut in China and economic stimulus in Europe – only to face renewed fear in the new year. Concern about continued declines in the price of oil, relative strength of the U.S. dollar and fresh worries about China and the Middle East pushed the S&P 500® to its worst January since 2009. Overall, growth-oriented and large-cap stocks fared far better than their value and small-cap counterparts. The tech-heavy Nasdaq Composite Index® gained 0.70% for the year; the Russell 2000® Index, -9.92%. Sector results in the broad S&P 500® saw only four of 10 gain ground. Despite increased competitive pressure among wireless carriers, telecommunication services (+12%) led the way. The consumer staples (+8%) and discretionary (+8%) sectors benefited from rising personal income and low inflation. Information technology (+5%) outpaced the broad market amid strong fundamentals. Energy (-20%) was the worst-performing sector, hurt by depressed commodity prices that also affected materials (-16%).

Comments from Portfolio Manager Court Dignan:  For the year, the fund’s share classes (excluding sales charges, if applicable) trailed the -8.74% return of the benchmark Russell Midcap® Value Index. Versus the benchmark, stock picks in information technology, particularly semiconductors & semiconductor equipment, and financials detracted most, whereas positioning in energy and picks in industrials and health care helped. Individual disappointments included NorthStar Realty Financial, a commercial real estate investment trust (REIT) that fell due to concerns about oversupply among its lodging and health care properties. NorthStar was not in the portfolio at period end. Our stake in Navient declined due to fears of increased government regulation, pending rating-agency changes and the student loan company’s maturing debt. Elsewhere, in materials, shares of nitrogen fertilizer company CF Industries Holdings took a beating on the threat of growing competition from Chinese producers. On the positive side, our sizable stake in Equity Lifestyle Properties gained from the residential REIT’s economies of scale, consistent pricing power and steady cash flows. Largely avoiding copper and gold mining company Freeport-McMoRan helped because sluggish global economic growth and weak commodity prices caused this index stock to plunge.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Allstate Corp.	2.9	1.7
Discover Financial Services	2.7	2.1
Teva Pharmaceutical Industries Ltd. sponsored ADR	2.6	1.7
Chubb Ltd.	2.5	1.5
Equity Lifestyle Properties, Inc.	2.2	1.6
Ventas, Inc.	2.0	1.6
FNF Group	1.9	1.1
The Blackstone Group LP	1.9	1.6
CF Industries Holdings, Inc.	1.8	1.9
Brown & Brown, Inc.	1.6	1.4
	22.1

Top Five Market Sectors as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	35.3	34.7
Utilities	11.3	9.3
Information Technology	11.2	11.2
Consumer Discretionary	9.0	9.5
Industrials	8.2	8.2

Asset Allocation (% of fund's net assets)

As of January 31, 2016*
Stocks	99.0%
Short-Term Investments and Net Other Assets (Liabilities)	1.0%

 * Foreign investments 14.0%

As of July 31, 2015*
Stocks	98.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.6%

 * Foreign investments 13.2%

Investments January 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 9.0%
Auto Components - 1.2%
Delphi Automotive PLC	577,400	$37,496,356
Diversified Consumer Services - 1.1%
H&R Block, Inc.	246,500	8,393,325
Houghton Mifflin Harcourt Co. (a)	1,351,000	24,101,840
		32,495,165
Hotels, Restaurants & Leisure - 1.2%
Wyndham Worldwide Corp.	537,600	34,890,240
Household Durables - 1.1%
PulteGroup, Inc.	1,152,900	19,322,604
Whirlpool Corp.	112,900	15,172,631
		34,495,235
Media - 2.7%
Interpublic Group of Companies, Inc.	877,100	19,682,124
Liberty Global PLC Class A (a)	272,200	9,366,402
Omnicom Group, Inc.	388,200	28,474,470
Twenty-First Century Fox, Inc. Class A	927,200	25,006,584
		82,529,580
Multiline Retail - 0.5%
Dillard's, Inc. Class A	228,700	16,102,767
Specialty Retail - 1.2%
GameStop Corp. Class A (b)	1,337,959	35,067,905

TOTAL CONSUMER DISCRETIONARY		273,077,248

CONSUMER STAPLES - 2.8%
Beverages - 0.7%
Molson Coors Brewing Co. Class B	217,800	19,706,544
Food & Staples Retailing - 0.4%
Rite Aid Corp. (a)	764,800	5,957,792
Sysco Corp.	186,800	7,436,508
		13,394,300
Food Products - 1.7%
ConAgra Foods, Inc.	898,400	37,409,376
The J.M. Smucker Co.	120,900	15,513,888
		52,923,264

TOTAL CONSUMER STAPLES		86,024,108

ENERGY - 8.0%
Energy Equipment & Services - 1.3%
Baker Hughes, Inc.	808,800	35,190,888
Cameron International Corp. (a)	52,300	3,434,018
Frank's International NV	57,747	844,839
		39,469,745
Oil, Gas & Consumable Fuels - 6.7%
Apache Corp.	611,100	25,996,194
Columbia Pipeline Group, Inc.	1,451,500	26,925,325
Devon Energy Corp.	553,900	15,453,810
EQT Corp.	569,600	35,167,104
Marathon Petroleum Corp.	411,200	17,184,048
Newfield Exploration Co. (a)	1,197,200	34,802,604
PDC Energy, Inc. (a)	276,400	15,718,868
QEP Resources, Inc.	2,567,300	32,912,786
SM Energy Co.	54,416	760,736
		204,921,475

TOTAL ENERGY		244,391,220

FINANCIALS - 35.3%
Banks - 4.8%
Comerica, Inc.	455,200	15,613,360
East West Bancorp, Inc.	25,600	829,952
Fifth Third Bancorp	1,648,957	26,053,521
PNC Financial Services Group, Inc.	105,000	9,098,250
Regions Financial Corp.	3,005,500	24,404,660
SunTrust Banks, Inc.	1,239,100	45,326,278
U.S. Bancorp	632,100	25,321,926
		146,647,947
Capital Markets - 3.4%
Ameriprise Financial, Inc.	20,400	1,849,260
Invesco Ltd.	900,500	26,951,965
Northern Trust Corp.	263,200	16,339,456
The Blackstone Group LP	2,179,700	57,260,719
		102,401,400
Consumer Finance - 5.0%
Discover Financial Services	1,820,500	83,360,695
Navient Corp.	3,190,037	30,496,754
OneMain Holdings, Inc. (a)	57,200	1,511,796
Synchrony Financial (a)	1,335,000	37,940,700
		153,309,945
Diversified Financial Services - 0.1%
Voya Financial, Inc.	88,500	2,706,330
Insurance - 10.8%
Allied World Assurance Co. Holdings AG	228,400	8,357,156
Allstate Corp.	1,437,676	87,123,165
American Financial Group, Inc.	356,200	25,283,076
AmTrust Financial Services, Inc.	270,755	15,484,478
Brown & Brown, Inc.	1,565,100	47,344,275
Chubb Ltd.	658,828	74,493,682
FNF Group	1,804,200	58,419,996
Lincoln National Corp.	110,200	4,348,492
Principal Financial Group, Inc.	171,900	6,532,200
		327,386,520
Real Estate Investment Trusts - 10.8%
American Capital Agency Corp.	1,474,700	25,173,129
Brixmor Property Group, Inc.	257,400	6,851,988
Care Capital Properties, Inc.	189,950	5,687,103
Equity Lifestyle Properties, Inc.	1,000,100	65,926,592
FelCor Lodging Trust, Inc.	830,600	5,780,976
Lamar Advertising Co. Class A	529,000	29,682,190
Mack-Cali Realty Corp.	1,698,200	35,305,578
MFA Financial, Inc.	5,901,900	37,477,065
NorthStar Realty Europe Corp.	1	9
Outfront Media, Inc.	1,236,800	26,900,400
Piedmont Office Realty Trust, Inc. Class A	1,356,200	25,103,262
PS Business Parks, Inc.	59,300	5,134,194
Ventas, Inc.	1,108,400	61,316,688
		330,339,174
Real Estate Management & Development - 0.4%
Realogy Holdings Corp. (a)	366,500	12,021,200

TOTAL FINANCIALS		1,074,812,516

HEALTH CARE - 7.7%
Health Care Equipment & Supplies - 1.5%
Boston Scientific Corp. (a)	538,400	9,438,152
Zimmer Biomet Holdings, Inc.	379,800	37,698,948
		47,137,100
Health Care Providers & Services - 1.6%
Cigna Corp.	194,300	25,958,480
Laboratory Corp. of America Holdings (a)	205,800	23,121,630
		49,080,110
Pharmaceuticals - 4.6%
Allergan PLC (a)	94,700	26,935,521
Endo Health Solutions, Inc. (a)	593,100	32,899,257
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,291,700	79,413,716
		139,248,494

TOTAL HEALTH CARE		235,465,704

INDUSTRIALS - 8.2%
Aerospace & Defense - 1.6%
BWX Technologies, Inc.	633,170	18,957,110
Orbital ATK, Inc.	317,700	28,666,071
		47,623,181
Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc.	491,100	31,808,547
Airlines - 0.4%
American Airlines Group, Inc.	38,600	1,505,014
JetBlue Airways Corp. (a)	426,200	9,082,322
		10,587,336
Commercial Services & Supplies - 0.2%
ADT Corp.	239,700	7,090,326
Construction & Engineering - 1.1%
AECOM (a)	1,242,570	34,096,121
Industrial Conglomerates - 0.7%
Danaher Corp.	228,900	19,834,185
Machinery - 1.8%
AGCO Corp.	244,100	11,904,757
Cummins, Inc.	78,600	7,065,354
Ingersoll-Rand PLC	418,800	21,555,636
Manitowoc Co., Inc.	50,700	798,018
Stanley Black & Decker, Inc.	152,800	14,415,152
		55,738,917
Road & Rail - 0.1%
Genesee & Wyoming, Inc. Class A (a)	70,600	3,500,348
Trading Companies & Distributors - 1.3%
AerCap Holdings NV (a)	1,319,000	40,506,490

TOTAL INDUSTRIALS		250,785,451

INFORMATION TECHNOLOGY - 11.2%
Communications Equipment - 1.7%
Brocade Communications Systems, Inc.	3,504,900	27,969,102
Harris Corp.	235,100	20,446,647
Juniper Networks, Inc.	133,000	3,138,800
		51,554,549
Electronic Equipment & Components - 1.0%
TE Connectivity Ltd.	516,600	29,528,856
IT Services - 2.3%
Cognizant Technology Solutions Corp. Class A (a)	154,600	9,787,726
Computer Sciences Corp.	106,100	3,402,627
CSRA, Inc.	218,000	5,838,040
Leidos Holdings, Inc. (b)	337,200	15,551,664
Science Applications International Corp.	827,800	35,280,836
		69,860,893
Semiconductors & Semiconductor Equipment - 0.9%
Broadcom Corp. Class A	255,000	13,940,850
Micron Technology, Inc. (a)	1,398,900	15,429,867
		29,370,717
Software - 1.0%
Citrix Systems, Inc. (a)	155,900	10,984,714
Symantec Corp.	751,100	14,901,824
Synopsys, Inc. (a)	86,500	3,710,850
		29,597,388
Technology Hardware, Storage & Peripherals - 4.3%
EMC Corp.	1,838,000	45,527,260
NCR Corp. (a)	917,900	19,587,986
SanDisk Corp.	492,300	34,805,610
Western Digital Corp.	686,000	32,914,280
		132,835,136

TOTAL INFORMATION TECHNOLOGY		342,747,539

MATERIALS - 5.5%
Chemicals - 3.0%
CF Industries Holdings, Inc.	1,849,000	55,470,000
LyondellBasell Industries NV Class A	483,600	37,706,292
		93,176,292
Containers & Packaging - 2.0%
Graphic Packaging Holding Co.	2,521,700	28,646,512
WestRock Co.	918,100	32,390,568
		61,037,080
Metals & Mining - 0.5%
Steel Dynamics, Inc.	798,000	14,643,300

TOTAL MATERIALS		168,856,672

UTILITIES - 11.3%
Electric Utilities - 6.8%
American Electric Power Co., Inc.	592,700	36,136,919
Edison International	690,200	42,654,360
Exelon Corp.	540,000	15,967,800
IDACORP, Inc.	493,500	34,342,665
NextEra Energy, Inc.	29,300	3,273,103
PPL Corp.	1,308,600	45,879,516
Xcel Energy, Inc.	745,200	28,481,544
		206,735,907
Gas Utilities - 1.1%
Atmos Energy Corp.	486,000	33,640,920
Multi-Utilities - 3.4%
Ameren Corp.	165,200	7,420,784
CMS Energy Corp.	637,600	24,789,888
DTE Energy Co.	184,500	15,684,345
NiSource, Inc.	808,800	16,992,888
Public Service Enterprise Group, Inc.	941,000	38,863,300
		103,751,205

TOTAL UTILITIES		344,128,032

TOTAL COMMON STOCKS
(Cost $3,191,594,416)		3,020,288,490

Money Market Funds - 2.1%
Fidelity Cash Central Fund, 0.38% (c)	29,359,075	29,359,075
Fidelity Securities Lending Cash Central Fund, 0.42% (c)(d)	33,842,725	33,842,725
TOTAL MONEY MARKET FUNDS
(Cost $63,201,800)		63,201,800
TOTAL INVESTMENT PORTFOLIO - 101.1%
(Cost $3,254,796,216)		3,083,490,290
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(34,796,702)
NET ASSETS - 100%		$3,048,693,588

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$159,754
Fidelity Securities Lending Cash Central Fund	1,668,823
Total	$1,828,577

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.0%
Switzerland	3.8%
Ireland	2.7%
Israel	2.6%
Netherlands	2.5%
Bailiwick of Jersey	1.2%
Others (Individually Less Than 1%)	1.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2016
Assets
Investment in securities, at value (including securities loaned of $33,722,707) — See accompanying schedule: Unaffiliated issuers (cost $3,191,594,416)	$3,020,288,490
Fidelity Central Funds (cost $63,201,800)	63,201,800
Total Investments (cost $3,254,796,216)		$3,083,490,290
Cash		66,708
Receivable for investments sold		50,453,003
Receivable for fund shares sold		4,153,549
Dividends receivable		1,409,498
Distributions receivable from Fidelity Central Funds		83,411
Prepaid expenses		6,527
Other receivables		19,577
Total assets		3,139,682,563
Liabilities
Payable for investments purchased	$50,567,109
Payable for fund shares redeemed	4,117,525
Accrued management fee	1,567,619
Distribution and service plan fees payable	186,252
Other affiliated payables	644,743
Other payables and accrued expenses	63,002
Collateral on securities loaned, at value	33,842,725
Total liabilities		90,988,975
Net Assets		$3,048,693,588
Net Assets consist of:
Paid in capital		$3,312,412,754
Distributions in excess of net investment income		(2,952,557)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(89,460,683)
Net unrealized appreciation (depreciation) on investments		(171,305,926)
Net Assets		$3,048,693,588
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($277,461,967 ÷ 13,519,245 shares)		$20.52
Maximum offering price per share (100/94.25 of $20.52)		$21.77
Class T:
Net Asset Value and redemption price per share ($46,084,016 ÷ 2,252,782 shares)		$20.46
Maximum offering price per share (100/96.50 of $20.46)		$21.20
Class B:
Net Asset Value and offering price per share ($1,160,470 ÷ 57,043 shares)(a)		$20.34
Class C:
Net Asset Value and offering price per share ($130,635,723 ÷ 6,546,759 shares)(a)		$19.95
Mid Cap Value:
Net Asset Value, offering price and redemption price per share ($2,331,664,937 ÷ 112,308,553 shares)		$20.76
Class I:
Net Asset Value, offering price and redemption price per share ($261,686,475 ÷ 12,695,768 shares)		$20.61

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2016
Investment Income
Dividends		$85,898,012
Income from Fidelity Central Funds		1,828,577
Total income		87,726,589
Expenses
Management fee
Basic fee	$20,444,630
Performance adjustment	3,166,380
Transfer agent fees	7,010,755
Distribution and service plan fees	2,140,331
Accounting and security lending fees	1,037,038
Custodian fees and expenses	94,152
Independent trustees' compensation	15,869
Registration fees	311,570
Audit	61,030
Legal	9,525
Miscellaneous	20,827
Total expenses before reductions	34,312,107
Expense reductions	(205,991)	34,106,116
Net investment income (loss)		53,620,473
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,934,740
Foreign currency transactions	12,365
Total net realized gain (loss)		29,947,105
Change in net unrealized appreciation (depreciation) on investment securities		(464,541,026)
Net gain (loss)		(434,593,921)
Net increase (decrease) in net assets resulting from operations		$(380,973,448)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2016	Year ended January 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$53,620,473	$26,342,832
Net realized gain (loss)	29,947,105	126,151,773
Change in net unrealized appreciation (depreciation)	(464,541,026)	142,120,089
Net increase (decrease) in net assets resulting from operations	(380,973,448)	294,614,694
Distributions to shareholders from net investment income	(48,238,328)	(21,836,059)
Distributions to shareholders from net realized gain	(123,721,000)	(128,905,943)
Total distributions	(171,959,328)	(150,742,002)
Share transactions - net increase (decrease)	475,831,325	1,431,070,354
Redemption fees	106,541	59,793
Total increase (decrease) in net assets	(76,994,910)	1,575,002,839
Net Assets
Beginning of period	3,125,688,498	1,550,685,659
End of period (including distributions in excess of net investment income of $2,952,557 and undistributed net investment income of $694,912, respectively)	$3,048,693,588	$3,125,688,498

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund Class A

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.90	$21.78	$19.24	$15.87	$16.16
Income from Investment Operations
Net investment income (loss)A	.29	.24	.24	.20	.07
Net realized and unrealized gain (loss)	(2.57)	3.45	4.29	3.38	(.29)
Total from investment operations	(2.28)	3.69	4.53	3.58	(.22)
Distributions from net investment income	(.28)	(.17)	(.19)	(.21)	(.07)
Distributions from net realized gain	(.82)	(1.40)	(1.79)	–	–
Total distributions	(1.10)	(1.57)	(1.99)B	(.21)	(.07)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$20.52	$23.90	$21.78	$19.24	$15.87
Total ReturnD,E	(9.83)%	17.32%	23.69%	22.73%	(1.34)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.14%	1.15%	1.15%	1.15%	1.17%
Expenses net of fee waivers, if any	1.14%	1.15%	1.15%	1.15%	1.17%
Expenses net of all reductions	1.14%	1.15%	1.14%	1.12%	1.16%
Net investment income (loss)	1.21%	1.04%	1.11%	1.15%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$277,462	$171,263	$67,826	$24,436	$19,578
Portfolio turnover rateH	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.99 per share is comprised of distributions from net investment income of $.193 and distributions from net realized gain of $1.793 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund Class T

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.81	$21.70	$19.21	$15.84	$16.14
Income from Investment Operations
Net investment income (loss)A	.22	.17	.18	.15	.03
Net realized and unrealized gain (loss)	(2.54)	3.44	4.27	3.38	(.29)
Total from investment operations	(2.32)	3.61	4.45	3.53	(.26)
Distributions from net investment income	(.21)	(.10)	(.17)	(.16)	(.04)
Distributions from net realized gain	(.82)	(1.40)	(1.79)	–	–
Total distributions	(1.03)	(1.50)	(1.96)	(.16)	(.04)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.46	$23.81	$21.70	$19.21	$15.84
Total ReturnC,D	(10.04)%	16.98%	23.32%	22.42%	(1.59)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.42%	1.44%	1.42%	1.42%	1.43%
Expenses net of fee waivers, if any	1.42%	1.44%	1.42%	1.42%	1.43%
Expenses net of all reductions	1.42%	1.44%	1.41%	1.38%	1.42%
Net investment income (loss)	.93%	.74%	.84%	.89%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$46,084	$40,752	$24,136	$8,358	$6,823
Portfolio turnover rateG	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund Class B

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.58	$21.48	$19.03	$15.71	$16.04
Income from Investment Operations
Net investment income (loss)A	.09	.05	.07	.07	(.05)
Net realized and unrealized gain (loss)	(2.53)	3.40	4.22	3.34	(.28)
Total from investment operations	(2.44)	3.45	4.29	3.41	(.33)
Distributions from net investment income	–	–	(.05)	(.09)	–
Distributions from net realized gain	(.80)	(1.35)	(1.79)	–	–
Total distributions	(.80)	(1.35)	(1.84)	(.09)	–
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.34	$23.58	$21.48	$19.03	$15.71
Total ReturnC,D	(10.58)%	16.38%	22.70%	21.79%	(2.06)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.98%	1.96%	1.91%	1.91%	1.92%
Expenses net of fee waivers, if any	1.98%	1.96%	1.91%	1.91%	1.92%
Expenses net of all reductions	1.97%	1.96%	1.91%	1.87%	1.91%
Net investment income (loss)	.37%	.22%	.34%	.40%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$1,160	$2,256	$2,302	$1,533	$1,376
Portfolio turnover rateG	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund Class C

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$23.30	$21.31	$18.93	$15.65	$15.98
Income from Investment Operations
Net investment income (loss)A	.11	.07	.08	.07	(.05)
Net realized and unrealized gain (loss)	(2.49)	3.37	4.20	3.32	(.28)
Total from investment operations	(2.38)	3.44	4.28	3.39	(.33)
Distributions from net investment income	(.15)	(.06)	(.11)	(.11)	–
Distributions from net realized gain	(.81)	(1.39)	(1.79)	–	–
Total distributions	(.97)B	(1.45)	(1.90)	(.11)	–
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$19.95	$23.30	$21.31	$18.93	$15.65
Total ReturnD,E	(10.52)%	16.48%	22.77%	21.73%	(2.07)%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.89%	1.89%	1.89%	1.91%	1.92%
Expenses net of fee waivers, if any	1.89%	1.89%	1.89%	1.91%	1.92%
Expenses net of all reductions	1.88%	1.89%	1.89%	1.87%	1.91%
Net investment income (loss)	.47%	.29%	.36%	.40%	(.31)%
Supplemental Data
Net assets, end of period (000 omitted)	$130,636	$71,263	$25,177	$6,820	$5,000
Portfolio turnover rateH	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.97 per share is comprised of distributions from net investment income of $.153 and distributions from net realized gain of $.812 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$24.15	$21.96	$19.37	$15.97	$16.26
Income from Investment Operations
Net investment income (loss)A	.36	.32	.32	.25	.12
Net realized and unrealized gain (loss)	(2.60)	3.49	4.31	3.41	(.30)
Total from investment operations	(2.24)	3.81	4.63	3.66	(.18)
Distributions from net investment income	(.33)	(.22)	(.25)	(.26)	(.11)
Distributions from net realized gain	(.82)	(1.40)	(1.79)	–	–
Total distributions	(1.15)	(1.62)	(2.04)	(.26)	(.11)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.76	$24.15	$21.96	$19.37	$15.97
Total ReturnC	(9.58)%	17.75%	24.08%	23.07%	(1.04)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.86%	.83%	.80%	.85%	.88%
Expenses net of fee waivers, if any	.85%	.83%	.80%	.85%	.88%
Expenses net of all reductions	.85%	.83%	.80%	.81%	.87%
Net investment income (loss)	1.50%	1.36%	1.45%	1.46%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$2,331,665	$2,691,765	$1,404,968	$638,425	$553,947
Portfolio turnover rateF	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Mid Cap Value Fund Class I

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$24.00	$21.84	$19.29	$15.91	$16.20
Income from Investment Operations
Net investment income (loss)A	.35	.32	.31	.24	.11
Net realized and unrealized gain (loss)	(2.58)	3.47	4.28	3.40	(.29)
Total from investment operations	(2.23)	3.79	4.59	3.64	(.18)
Distributions from net investment income	(.34)	(.23)	(.25)	(.26)	(.11)
Distributions from net realized gain	(.82)	(1.40)	(1.79)	–	–
Total distributions	(1.16)	(1.63)	(2.04)	(.26)	(.11)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.61	$24.00	$21.84	$19.29	$15.91
Total ReturnC	(9.60)%	17.75%	23.98%	23.05%	(1.07)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.87%	.85%	.85%	.89%	.91%
Expenses net of fee waivers, if any	.86%	.85%	.85%	.89%	.91%
Expenses net of all reductions	.86%	.85%	.85%	.85%	.90%
Net investment income (loss)	1.49%	1.33%	1.40%	1.42%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$261,686	$148,390	$26,277	$7,875	$3,667
Portfolio turnover rateF	83%	69%	169%	180%	173%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2016

1. Organization.

Fidelity Mid Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Mid Cap Value and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE) normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to partnerships, foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$189,982,110
Gross unrealized depreciation	(376,958,653)
Net unrealized appreciation (depreciation) on securities	$(186,976,543)
Tax Cost	$3,270,466,833

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(186,976,543)

The tax character of distributions paid was as follows:

	January 31, 2016	January 31, 2015
Ordinary Income	$57,536,518	$ 77,856,377
Long-term Capital Gains	114,422,810	72,885,625
Total	$171,959,328	$ 150,742,002

The Fund intends to elect to defer to its next fiscal year $73,790,067 of capital losses recognized during the period November 1, 2015 to January 31, 2016. The Fund intends to elect to defer to its next fiscal year $2,952,557 of ordinary losses recognized during the period January 1, 2015 to January 31, 2016.

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to .75% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, will be retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities other than short-term securities, aggregated $3,508,598,101 and $2,961,883,967, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Mid Cap Value as compared to its benchmark index, the Russell Midcap Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .63% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$664,184	$12,483
Class T	.25%	.25%	251,220	–
Class B	.75%	.25%	18,204	13,672
Class C	.75%	.25%	1,206,723	724,201
			$2,140,331	$750,356

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$253,775
Class T	30,179
Class B(a)	387
Class C(a)	44,910
$329,251

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$587,813.22
Class T	126,540.25
Class B	5,584.31
Class C	261,487.22
Mid Cap Value	5,529,005.18
Class I	500,326.19
	$7,010,755

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $62,315 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,207 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,668,823, including $47,395 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $132,580 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $764.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $28,499 and a portion of class-level operating expenses as follows:

Amount
Class A	$2,156
Class T	241
Class B	5
Class C	815
Mid Cap Value	39,436
Class I	1,495
$44,148

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2016	2015
From net investment income
Class A	$3,590,650	$969,281
Class T	450,830	152,295
Class C	957,929	141,550
Mid Cap Value	38,962,949	19,603,909
Class I	4,275,970	969,024
Total	$48,238,328	$21,836,059
From net realized gain
Class A	$9,802,091	$6,833,929
Class T	1,753,515	1,937,211
Class B	54,117	135,122
Class C	4,641,645	2,786,812
Mid Cap Value	97,878,091	112,669,602
Class I	9,591,541	4,543,267
Total	$123,721,000	$128,905,943

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended January 31,	2016	2015	2016	2015
Class A
Shares sold	9,081,738	5,005,202	$218,832,696	$119,669,419
Reinvestment of distributions	583,393	319,527	12,803,794	7,424,820
Shares redeemed	(3,310,982)	(1,274,281)	(76,794,668)	(30,077,303)
Net increase (decrease)	6,354,149	4,050,448	$154,841,822	$97,016,936
Class T
Shares sold	1,181,705	809,175	$28,521,084	$19,107,949
Reinvestment of distributions	98,288	89,278	2,163,028	2,059,912
Shares redeemed	(738,423)	(299,512)	(17,743,135)	(7,012,597)
Net increase (decrease)	541,570	598,941	$12,940,977	$14,155,264
Class B
Shares sold	10,778	31,756	$261,816	$732,066
Reinvestment of distributions	2,323	5,764	51,564	130,913
Shares redeemed	(51,733)	(49,044)	(1,224,693)	(1,130,186)
Net increase (decrease)	(38,632)	(11,524)	$(911,313)	$(267,207)
Class C
Shares sold	4,251,099	2,044,450	$100,518,623	$47,494,884
Reinvestment of distributions	239,960	120,516	5,124,148	2,733,012
Shares redeemed	(1,002,857)	(287,883)	(22,726,253)	(6,583,222)
Net increase (decrease)	3,488,202	1,877,083	$82,916,518	$43,644,674
Mid Cap Value
Shares sold	58,089,867	61,038,580	$1,426,603,937	$1,478,921,063
Reinvestment of distributions	5,832,007	5,413,935	130,161,634	126,755,721
Shares redeemed	(63,081,592)	(18,955,051)	(1,492,965,304)	(448,724,645)
Net increase (decrease)	840,282	47,497,464	$63,800,267	$1,156,952,139
Class I
Shares sold	11,498,838	5,403,183	$278,387,809	$129,695,746
Reinvestment of distributions	559,848	213,524	12,321,209	5,006,480
Shares redeemed	(5,547,072)	(635,481)	(128,465,964)	(15,133,678)
Net increase (decrease)	6,511,614	4,981,226	$162,243,054	$119,568,548

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and Shareholders of Fidelity Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Mid Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Mid Cap Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2015 to January 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During Period-B August 1, 2015 to January 31, 2016
Class A	1.15%
Actual		$1,000.00	$863.30	$5.40
Hypothetical-C		$1,000.00	$1,019.41	$5.85
Class T	1.43%
Actual		$1,000.00	$862.30	$6.71
Hypothetical-C		$1,000.00	$1,018.00	$7.27
Class B	1.98%
Actual		$1,000.00	$859.50	$9.28
Hypothetical-C		$1,000.00	$1,015.22	$10.06
Class C	1.89%
Actual		$1,000.00	$860.10	$8.86
Hypothetical-C		$1,000.00	$1,015.68	$9.60
Mid Cap Value	.86%
Actual		$1,000.00	$864.60	$4.04
Hypothetical-C		$1,000.00	$1,020.87	$4.38
Class I	.87%
Actual		$1,000.00	$864.40	$4.09
Hypothetical-C		$1,000.00	$1,020.82	$4.43

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2016, $116,314,640, or, if subsequently determined to be different, the net capital gain of such year.

Mid Cap Value designates 3% and 98% of the dividends distributed in March and December 2015, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Mid Cap Value designates 98% of the dividends distributed in December 2015, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

MCV-ANN-0316
1.900180.106

Fidelity Advisor® Stock Selector Large Cap Value Fund - Class I (formerly Institutional Class) Annual Report January 31, 2016 Class I is a class of Fidelity® Stock Selector Large Cap Value Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class I	(5.14)%	9.16%	3.54%

 The initial offering of Class I shares took place on February 13, 2007. Returns prior to February 13, 2007 are those of Fidelity® Stock Selector Large Cap Value Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Large Cap Value Fund - Class I on January 31, 2006. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. See above for additional information regarding the performance of Class I.

Period Ending Values
$14,167	Fidelity Advisor® Stock Selector Large Cap Value Fund - Class I
$16,591	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.67% for the 12 months ending January 31, 2016. U.S. stocks suffered a steep decline in August and September 2015 over worries about China’s slowing economic growth. Equities sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December – further encouraged by an interest rate cut in China and economic stimulus in Europe – only to face renewed fear in the new year. Concern about continued declines in the price of oil, relative strength of the U.S. dollar and fresh worries about China and the Middle East pushed the S&P 500® to its worst January since 2009. Overall, growth-oriented and large-cap stocks fared far better than their value and small-cap counterparts. The tech-heavy Nasdaq Composite Index® gained 0.70% for the year; the Russell 2000® Index, -9.92%. Sector results in the broad S&P 500® saw only four of 10 gain ground. Despite increased competitive pressure among wireless carriers, telecommunication services (+12%) led the way. The consumer staples (+8%) and discretionary (+8%) sectors benefited from rising personal income and low inflation. Information technology (+5%) outpaced the broad market amid strong fundamentals. Energy (-20%) was the worst-performing sector, hurt by depressed commodity prices that also affected materials (-16%).

Comments from Lead Portfolio Manager Matthew Friedman:  For the year, the fund’s share classes (excluding sales charges, if applicable) underperformed the -5.00% return of the benchmark Russell 1000® Value Index. On an absolute basis, the market's preference toward growth-oriented names made it a challenging year for the fund’s value-focused stock-picking approach. Versus the benchmark, security selection overall was positive, however, choices within information technology dragged on the fund’s results. While our picks within the energy sector were a big plus, several of the fund’s energy-related names detracted, as an imbalance of supply/demand dynamics continued to weigh down oil prices. The fund’s biggest individual detractor was state-focused exploration & production (E&P) firm California Resources. Other energy laggards included non-index, Canada-based energy firms Imperial Oil and Suncor Energy – two of the fund’s largest holdings the past year. All three of these stocks suffered double-digit declines. Turning to positives, our picks in the capital goods segment of industrials were a plus. Among individual names, the fund’s out-of-benchmark position in U.K.-based integrated-oil firm BG Group helped the most. The fund was overweighted the stock when it rallied in April after Anglo-Dutch oil and gas company Royal Dutch Shell announced it would acquire BG Group for $70 billion. The deal was not completed by period end, and we sold the stock after it reached our valuation target.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	4.8	4.6
Wells Fargo & Co.	3.3	3.6
Procter & Gamble Co.	2.8	2.3
Johnson & Johnson	2.5	2.4
Chevron Corp.	2.5	2.4
General Electric Co.	2.4	2.8
Suncor Energy, Inc.	2.1	2.3
Imperial Oil Ltd.	2.1	2.4
Qualcomm, Inc.	2.1	2.0
AT&T, Inc.	1.9	1.7
	26.5

Top Five Market Sectors as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.6	30.4
Energy	12.6	13.0
Health Care	11.3	12.1
Information Technology	10.9	10.8
Industrials	9.7	9.5

Asset Allocation (% of fund's net assets)

As of January 31, 2016 *
Stocks and Equity Futures	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 14.2%

As of July 31, 2015 *
Stocks and Equity Futures	99.5%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 17.2%

Investments January 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
CONSUMER DISCRETIONARY - 4.9%
Auto Components - 0.5%
Delphi Automotive PLC	50,200	$3,259,988
Household Durables - 1.0%
Jarden Corp. (a)	45,300	2,403,165
Whirlpool Corp.	35,700	4,797,723
		7,200,888
Leisure Products - 0.2%
Mattel, Inc. (b)	54,500	1,503,655
Media - 1.5%
Charter Communications, Inc. Class A (a)	6,100	1,045,296
Liberty Broadband Corp. Class C (a)	63,587	2,988,589
Twenty-First Century Fox, Inc. Class A	247,500	6,675,075
		10,708,960
Multiline Retail - 1.7%
Kohl's Corp.	62,400	3,104,400
Target Corp.	115,234	8,345,246
		11,449,646

TOTAL CONSUMER DISCRETIONARY		34,123,137

CONSUMER STAPLES - 7.3%
Food & Staples Retailing - 2.9%
Sysco Corp.	57,200	2,277,132
Wal-Mart Stores, Inc.	149,445	9,917,170
Walgreens Boots Alliance, Inc.	100,840	8,038,965
		20,233,267
Food Products - 1.6%
Bunge Ltd.	37,335	2,315,143
ConAgra Foods, Inc.	80,600	3,356,184
The J.M. Smucker Co.	42,842	5,497,485
		11,168,812
Household Products - 2.8%
Procter & Gamble Co.	236,880	19,350,727

TOTAL CONSUMER STAPLES		50,752,806

ENERGY - 12.6%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	180,300	7,844,853
Dril-Quip, Inc. (a)	78,400	4,597,376
		12,442,229
Oil, Gas & Consumable Fuels - 10.8%
Cabot Oil & Gas Corp.	145,400	3,017,050
California Resources Corp. (b)	737,200	1,054,196
Chevron Corp.	204,000	17,639,880
Diamondback Energy, Inc.	88,700	6,701,285
Imperial Oil Ltd.	477,600	14,642,673
PDC Energy, Inc. (a)	132,500	7,535,275
Phillips 66 Co.	109,500	8,776,425
Stone Energy Corp. (a)	198,300	610,764
Suncor Energy, Inc.	620,500	14,696,402
		74,673,950

TOTAL ENERGY		87,116,179

FINANCIALS - 27.7%
Banks - 9.4%
BOK Financial Corp.	5,000	250,050
CIT Group, Inc.	165,700	4,863,295
Comerica, Inc.	60,000	2,058,000
Cullen/Frost Bankers, Inc.	5,000	239,300
First Citizen Bancshares, Inc.	17,200	4,232,232
First Citizen Bancshares, Inc. Class A (a)	10,000	2,460,600
Investors Bancorp, Inc.	160,700	1,878,583
JPMorgan Chase & Co.	104,400	6,211,800
PNC Financial Services Group, Inc.	52,000	4,505,800
Popular, Inc.	98,280	2,470,759
U.S. Bancorp	228,900	9,169,734
UMB Financial Corp.	51,300	2,405,970
Wells Fargo & Co.	451,200	22,663,776
Zions Bancorporation	85,000	1,927,800
		65,337,699
Capital Markets - 4.2%
American Capital Ltd. (a)	70,000	981,400
Fortress Investment Group LLC	536,400	2,263,608
Franklin Resources, Inc.	50,000	1,733,000
GAMCO Investors, Inc. Class A	10,565	307,230
Goldman Sachs Group, Inc.	70,300	11,357,668
Interactive Brokers Group, Inc.	169,600	5,472,992
Invesco Ltd.	184,300	5,516,099
NorthStar Asset Management Group, Inc.	120,000	1,384,800
		29,016,797
Consumer Finance - 0.7%
Discover Financial Services	72,800	3,333,512
Navient Corp.	142,300	1,360,388
		4,693,900
Diversified Financial Services - 4.8%
Berkshire Hathaway, Inc. Class B (a)	254,457	33,020,885
Leucadia National Corp.	15,000	248,400
		33,269,285
Insurance - 5.9%
AFLAC, Inc.	153,150	8,876,574
AMBAC Financial Group, Inc. (a)	180,000	2,527,200
Chubb Ltd.	112,100	12,675,147
National Western Life Group, Inc.	8,350	1,926,596
StanCorp Financial Group, Inc.	52,000	5,962,320
Torchmark Corp.	107,325	5,832,041
Universal Insurance Holdings, Inc. (b)	172,800	3,238,272
		41,038,150
Real Estate Investment Trusts - 0.3%
NorthStar Realty Finance Corp.	175,000	2,077,250
Real Estate Management & Development - 1.2%
Consolidated-Tomoka Land Co.	57,750	2,682,488
Kennedy-Wilson Holdings, Inc.	281,900	5,716,932
		8,399,420
Thrifts & Mortgage Finance - 1.2%
Beneficial Bancorp, Inc. (a)	288,585	3,737,176
Meridian Bancorp, Inc.	344,164	4,835,504
		8,572,680

TOTAL FINANCIALS		192,405,181

HEALTH CARE - 11.3%
Biotechnology - 0.2%
AbbVie, Inc.	30,500	1,674,450
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	152,300	5,764,555
Medtronic PLC	124,394	9,443,992
The Cooper Companies, Inc.	10,700	1,403,305
Zimmer Biomet Holdings, Inc.	24,900	2,471,574
		19,083,426
Health Care Providers & Services - 0.8%
Aetna, Inc.	42,300	4,307,832
Anthem, Inc.	10,000	1,304,900
		5,612,732
Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc.	19,800	2,614,788
Pharmaceuticals - 7.1%
Allergan PLC (a)	33,400	9,499,962
Jazz Pharmaceuticals PLC (a)	52,200	6,720,228
Johnson & Johnson	169,400	17,692,136
Merck & Co., Inc.	139,700	7,078,599
Pfizer, Inc.	221,300	6,747,437
Shire PLC sponsored ADR	11,000	1,851,300
		49,589,662

TOTAL HEALTH CARE		78,575,058

INDUSTRIALS - 9.7%
Aerospace & Defense - 3.0%
KLX, Inc. (a)	140,308	4,101,203
L-3 Communications Holdings, Inc.	42,136	4,923,170
Precision Castparts Corp.	34,400	8,082,280
United Technologies Corp.	43,900	3,849,591
		20,956,244
Air Freight & Logistics - 0.3%
FedEx Corp.	13,300	1,767,304
Building Products - 0.6%
Allegion PLC	72,519	4,391,751
Commercial Services & Supplies - 0.1%
Progressive Waste Solution Ltd. (Canada)	24,539	689,979
Construction & Engineering - 0.9%
AECOM (a)	182,446	5,006,318
Jacobs Engineering Group, Inc. (a)	19,718	773,537
		5,779,855
Industrial Conglomerates - 2.4%
General Electric Co.	575,800	16,755,780
Machinery - 1.3%
Caterpillar, Inc. (b)	37,800	2,352,672
Deere & Co.	57,900	4,458,879
Flowserve Corp.	60,658	2,343,825
		9,155,376
Road & Rail - 1.1%
CSX Corp.	329,159	7,577,240

TOTAL INDUSTRIALS		67,073,529

INFORMATION TECHNOLOGY - 10.9%
Communications Equipment - 3.5%
Cisco Systems, Inc.	419,100	9,970,389
Qualcomm, Inc.	311,900	14,141,546
		24,111,935
Electronic Equipment & Components - 0.7%
Jabil Circuit, Inc.	242,448	4,827,140
Internet Software & Services - 0.5%
Yahoo!, Inc. (a)	123,500	3,644,485
Semiconductors & Semiconductor Equipment - 2.8%
Maxim Integrated Products, Inc.	108,400	3,620,560
Micron Technology, Inc. (a)	242,200	2,671,466
NXP Semiconductors NV (a)	108,300	8,098,674
Semtech Corp. (a)	260,900	5,244,090
		19,634,790
Software - 0.7%
Oracle Corp.	130,100	4,723,931
Technology Hardware, Storage & Peripherals - 2.7%
Hewlett Packard Enterprise Co.	376,000	5,173,760
HP, Inc.	688,800	6,688,248
SanDisk Corp.	31,200	2,205,840
Western Digital Corp.	101,000	4,845,980
		18,913,828

TOTAL INFORMATION TECHNOLOGY		75,856,109

MATERIALS - 2.4%
Chemicals - 1.6%
Albemarle Corp. U.S.	48,600	2,558,304
CF Industries Holdings, Inc.	68,300	2,049,000
Eastman Chemical Co.	50,900	3,115,589
Methanex Corp. (b)	70,500	1,879,128
The Dow Chemical Co.	35,100	1,474,200
		11,076,221
Containers & Packaging - 0.4%
Ball Corp.	35,300	2,359,099
Metals & Mining - 0.4%
Compass Minerals International, Inc.	39,300	2,941,605

TOTAL MATERIALS		16,376,925

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	365,900	13,194,354
Frontier Communications Corp.	553,900	2,520,245
Verizon Communications, Inc.	58,600	2,928,242
		18,642,841
UTILITIES - 6.7%
Electric Utilities - 4.3%
Edison International	98,400	6,081,120
Exelon Corp.	197,500	5,840,075
NextEra Energy, Inc.	77,410	8,647,471
OGE Energy Corp.	106,500	2,793,495
Xcel Energy, Inc.	164,400	6,283,368
		29,645,529
Gas Utilities - 0.3%
Atmos Energy Corp.	35,200	2,436,544
Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc. (a)	88,000	1,041,920
Multi-Utilities - 2.0%
CMS Energy Corp.	194,200	7,550,496
Sempra Energy	63,550	6,021,363
		13,571,859

TOTAL UTILITIES		46,695,852

TOTAL COMMON STOCKS
(Cost $713,873,439)		667,617,617

Nonconvertible Preferred Stocks - 0.9%
FINANCIALS - 0.9%
Real Estate Investment Trusts - 0.9%
Equity Lifestyle Properties, Inc. Series C, 6.75%
(Cost $5,604,931)	231,566	5,877,145
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.31% 4/28/16 (c)
(Cost $349,737)	350,000	349,736
	Shares	Value

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 0.38% (d)	16,525,740	$16,525,740
Fidelity Securities Lending Cash Central Fund, 0.42% (d)(e)	7,246,480	7,246,480
TOTAL MONEY MARKET FUNDS
(Cost $23,772,220)		23,772,220
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $743,600,327)		697,616,718
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(3,884,770)
NET ASSETS - 100%		$693,731,948

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
94 ICE Russell 1000 Value Index Contracts (United States)	March 2016	$8,525,800	$192,091

The face value of futures purchased as a percentage of Net Assets is 1.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $349,736.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$43,199
Fidelity Securities Lending Cash Central Fund	64,381
Total	$107,580

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$34,123,137	$34,123,137	$--	$--
Consumer Staples	50,752,806	50,752,806	--	--
Energy	87,116,179	87,116,179	--	--
Financials	198,282,326	198,282,326	--	--
Health Care	78,575,058	78,575,058	--	--
Industrials	67,073,529	67,073,529	--	--
Information Technology	75,856,109	75,856,109	--	--
Materials	16,376,925	16,376,925	--	--
Telecommunication Services	18,642,841	18,642,841	--	--
Utilities	46,695,852	46,695,852	--	--
U.S. Government and Government Agency Obligations	349,736	--	349,736	--
Money Market Funds	23,772,220	23,772,220	--	--
Total Investments in Securities:	$697,616,718	$697,266,982	$349,736	$--
Derivative Instruments:
Assets
Futures Contracts	$192,091	$192,091	$--	$--
Total Assets	$192,091	$192,091	$--	$--
Total Derivative Instruments:	$192,091	$192,091	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$192,091	$0
Total Value of Derivatives	$192,091	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.8%
Canada	4.6%
Ireland	4.4%
Switzerland	1.8%
Netherlands	1.2%
Bermuda	1.1%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2016
Assets
Investment in securities, at value (including securities loaned of $7,314,353) — See accompanying schedule: Unaffiliated issuers (cost $719,828,107)	$673,844,498
Fidelity Central Funds (cost $23,772,220)	23,772,220
Total Investments (cost $743,600,327)		$697,616,718
Receivable for investments sold		7,692,776
Receivable for fund shares sold		2,172,876
Dividends receivable		794,047
Distributions receivable from Fidelity Central Funds		19,927
Receivable for daily variation margin for derivative instruments		195,981
Prepaid expenses		1,314
Other receivables		3,908
Total assets		708,497,547
Liabilities
Payable to custodian bank	$892,160
Payable for investments purchased	5,533,374
Payable for fund shares redeemed	567,036
Accrued management fee	315,075
Distribution and service plan fees payable	19,479
Other affiliated payables	140,558
Other payables and accrued expenses	51,437
Collateral on securities loaned, at value	7,246,480
Total liabilities		14,765,599
Net Assets		$693,731,948
Net Assets consist of:
Paid in capital		$900,892,914
Distributions in excess of net investment income		(34,636)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(161,334,141)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(45,792,189)
Net Assets		$693,731,948
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($24,200,894 ÷ 1,574,263 shares)		$15.37
Maximum offering price per share (100/94.25 of $15.37)		$16.31
Class T:
Net Asset Value and redemption price per share ($9,514,703 ÷ 619,311 shares)		$15.36
Maximum offering price per share (100/96.50 of $15.36)		$15.92
Class B:
Net Asset Value and offering price per share ($714,483 ÷ 46,436 shares)(a)		$15.39
Class C:
Net Asset Value and offering price per share ($8,955,832 ÷ 593,645 shares)(a)		$15.09
Stock Selector Large Cap Value:
Net Asset Value, offering price and redemption price per share ($644,181,827 ÷ 41,632,883 shares)		$15.47
Class I:
Net Asset Value, offering price and redemption price per share ($6,164,209 ÷ 400,175 shares)		$15.40

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2016
Investment Income
Dividends		$15,399,701
Interest		621
Income from Fidelity Central Funds		107,580
Total income		15,507,902
Expenses
Management fee
Basic fee	$4,266,736
Performance adjustment	114,392
Transfer agent fees	1,483,589
Distribution and service plan fees	235,864
Accounting and security lending fees	271,909
Custodian fees and expenses	44,477
Independent trustees' compensation	3,388
Registration fees	86,493
Audit	56,362
Legal	2,989
Miscellaneous	5,475
Total expenses before reductions	6,571,674
Expense reductions	(49,603)	6,522,071
Net investment income (loss)		8,985,831
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	72,688,866
Foreign currency transactions	32,754
Futures contracts	1,186,200
Total net realized gain (loss)		73,907,820
Change in net unrealized appreciation (depreciation) on: Investment securities	(116,055,280)
Assets and liabilities in foreign currencies	3,417
Futures contracts	218,822
Total change in net unrealized appreciation (depreciation)		(115,833,041)
Net gain (loss)		(41,925,221)
Net increase (decrease) in net assets resulting from operations		$(32,939,390)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2016	Year ended January 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,985,831	$8,585,292
Net realized gain (loss)	73,907,820	56,818,364
Change in net unrealized appreciation (depreciation)	(115,833,041)	7,194,856
Net increase (decrease) in net assets resulting from operations	(32,939,390)	72,598,512
Distributions to shareholders from net investment income	(9,078,643)	(7,672,855)
Share transactions - net increase (decrease)	(83,813,071)	193,619,743
Total increase (decrease) in net assets	(125,831,104)	258,545,400
Net Assets
Beginning of period	819,563,052	561,017,652
End of period (including distributions in excess of net investment income of $34,636 and undistributed net investment income of $20,096, respectively)	$693,731,948	$819,563,052

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund Class A

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.41	$14.72	$12.43	$10.71	$10.72
Income from Investment Operations
Net investment income (loss)A	.15	.15	.13	.20	.14
Net realized and unrealized gain (loss)	(1.03)	1.65	2.35	1.73	.02
Total from investment operations	(.88)	1.80	2.48	1.93	.16
Distributions from net investment income	(.16)	(.11)	(.15)	(.21)	(.17)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	(.16)	(.11)	(.19)B	(.21)	(.17)
Net asset value, end of period	$15.37	$16.41	$14.72	$12.43	$10.71
Total ReturnC,D	(5.40)%	12.25%	20.01%	18.15%	1.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.10%	1.07%	1.00%	.87%	.87%
Expenses net of fee waivers, if any	1.10%	1.07%	1.00%	.87%	.87%
Expenses net of all reductions	1.09%	1.07%	1.00%	.85%	.86%
Net investment income (loss)	.90%	.94%	.95%	1.74%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$24,201	$26,536	$21,266	$18,234	$18,900
Portfolio turnover rateG	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.19 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.047 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund Class T

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.40	$14.71	$12.44	$10.72	$10.74
Income from Investment Operations
Net investment income (loss)A	.10	.10	.09	.17	.12
Net realized and unrealized gain (loss)	(1.03)	1.66	2.34	1.73	.01
Total from investment operations	(.93)	1.76	2.43	1.90	.13
Distributions from net investment income	(.11)	(.07)	(.11)	(.18)	(.15)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	(.11)	(.07)	(.16)	(.18)	(.15)
Net asset value, end of period	$15.36	$16.40	$14.71	$12.44	$10.72
Total ReturnB,C	(5.71)%	11.95%	19.54%	17.88%	1.26%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.42%	1.39%	1.32%	1.14%	1.14%
Expenses net of fee waivers, if any	1.42%	1.39%	1.32%	1.14%	1.14%
Expenses net of all reductions	1.41%	1.39%	1.31%	1.12%	1.13%
Net investment income (loss)	.58%	.62%	.63%	1.48%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$9,515	$10,469	$8,244	$6,544	$5,603
Portfolio turnover rateF	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund Class B

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.39	$14.72	$12.44	$10.72	$10.72
Income from Investment Operations
Net investment income (loss)A	.01	.02	.02	.11	.07
Net realized and unrealized gain (loss)	(1.01)	1.65	2.34	1.73	.02
Total from investment operations	(1.00)	1.67	2.36	1.84	.09
Distributions from net investment income	–	–	(.03)	(.12)	(.09)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	–	–	(.08)	(.12)	(.09)
Net asset value, end of period	$15.39	$16.39	$14.72	$12.44	$10.72
Total ReturnB,C	(6.10)%	11.35%	18.94%	17.24%	.86%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.92%	1.89%	1.81%	1.63%	1.62%
Expenses net of fee waivers, if any	1.92%	1.89%	1.80%	1.63%	1.62%
Expenses net of all reductions	1.92%	1.89%	1.80%	1.60%	1.62%
Net investment income (loss)	.07%	.12%	.14%	.99%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$714	$1,355	$1,632	$1,645	$1,819
Portfolio turnover rateF	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund Class C

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.18	$14.53	$12.30	$10.61	$10.63
Income from Investment Operations
Net investment income (loss)A	.01	.02	.02	.11	.07
Net realized and unrealized gain (loss)	(1.00)	1.63	2.31	1.72	.01
Total from investment operations	(.99)	1.65	2.33	1.83	.08
Distributions from net investment income	(.10)	–	(.05)	(.14)	(.10)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	(.10)	–	(.10)	(.14)	(.10)
Net asset value, end of period	$15.09	$16.18	$14.53	$12.30	$10.61
Total ReturnB,C	(6.13)%	11.36%	18.94%	17.32%	.85%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.93%	1.89%	1.81%	1.63%	1.62%
Expenses net of fee waivers, if any	1.93%	1.89%	1.80%	1.63%	1.62%
Expenses net of all reductions	1.93%	1.89%	1.80%	1.61%	1.61%
Net investment income (loss)	.07%	.12%	.14%	.99%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$8,956	$10,118	$7,789	$5,839	$4,979
Portfolio turnover rateF	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.51	$14.81	$12.51	$10.77	$10.78
Income from Investment Operations
Net investment income (loss)A	.20	.20	.17	.23	.18
Net realized and unrealized gain (loss)	(1.03)	1.66	2.37	1.75	.01
Total from investment operations	(.83)	1.86	2.54	1.98	.19
Distributions from net investment income	(.21)	(.16)	(.19)	(.24)	(.20)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	(.21)	(.16)	(.24)	(.24)	(.20)
Net asset value, end of period	$15.47	$16.51	$14.81	$12.51	$10.77
Total ReturnB	(5.10)%	12.54%	20.31%	18.55%	1.85%
Ratios to Average Net AssetsC,D
Expenses before reductions	.81%	.78%	.72%	.57%	.57%
Expenses net of fee waivers, if any	.81%	.78%	.72%	.57%	.57%
Expenses net of all reductions	.80%	.78%	.71%	.55%	.56%
Net investment income (loss)	1.19%	1.23%	1.23%	2.05%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$644,182	$761,542	$518,206	$465,702	$482,950
Portfolio turnover rateE	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund Class I

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.44	$14.74	$12.46	$10.74	$10.74
Income from Investment Operations
Net investment income (loss)A	.20	.20	.17	.23	.17
Net realized and unrealized gain (loss)	(1.04)	1.66	2.35	1.73	.02
Total from investment operations	(.84)	1.86	2.52	1.96	.19
Distributions from net investment income	(.20)	(.16)	(.19)	(.24)	(.19)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	(.20)	(.16)	(.24)	(.24)	(.19)
Net asset value, end of period	$15.40	$16.44	$14.74	$12.46	$10.74
Total ReturnB	(5.14)%	12.58%	20.25%	18.42%	1.92%
Ratios to Average Net AssetsC,D
Expenses before reductions	.82%	.81%	.73%	.61%	.60%
Expenses net of fee waivers, if any	.82%	.81%	.73%	.61%	.60%
Expenses net of all reductions	.81%	.81%	.73%	.58%	.60%
Net investment income (loss)	1.18%	1.20%	1.22%	2.01%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$6,164	$9,544	$3,881	$1,995	$1,519
Portfolio turnover rateE	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2016

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$52,245,631
Gross unrealized depreciation	(103,024,270)
Net unrealized appreciation (depreciation) on securities	$(50,778,639)
Tax Cost	$748,395,357

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(156,222,307)
Net unrealized appreciation (depreciation) on securities and other investments	$(50,778,684)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration

2018	$(156,222,307)

The Fund intends to elect to defer to its next fiscal year $35,266 of currency losses recognized during the period November 1, 2015 to January 31, 2016. The Fund intends to elect to defer to its next fiscal year $124,708 of capital losses recognized during the period November 1, 2015 to January 31, 2016.

The tax character of distributions paid was as follows:

	January 31, 2016	January 31, 2015
Ordinary Income	$9,078,643	$ 7,672,855

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,186,200 and a change in net unrealized appreciation (depreciation) of $218,822 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $500,970,309 and $565,957,856, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$64,976	$698
Class T	.25%	.25%	52,662	–
Class B	.75%	.25%	10,837	8,147
Class C	.75%	.25%	107,389	15,285
			$235,864	$24,130

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$11,936
Class T	2,817
Class B(a)	768
Class C(a)	1,710
$17,231

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$58,391.22
Class T	31,044.29
Class B	3,263.30
Class C	32,900.31
Stock Selector Large Cap Value	1,342,144.19
Class I	15,847.20
	$1,483,589

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,687 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,142 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $807,694. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $64,381, including $4,028 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $28,774 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,894 and a portion of class-level operating expenses as follows:

Amount
Class A	$538
Class T	98
Class B	4
Class C	28
Stock Selector Large Cap Value	14,122
Class I	145
$14,935

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2016	2015
From net investment income
Class A	$247,938	$179,624
Class T	66,187	42,288
Class C	100,122	–
Stock Selector Large Cap Value	8,576,233	7,345,146
Class I	88,163	105,797
Total	$9,078,643	$7,672,855

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended January 31,	2016	2015	2016	2015
Class A
Shares sold	331,048	526,601	$5,512,197	$8,570,139
Reinvestment of distributions	14,824	10,276	235,407	169,354
Shares redeemed	(389,058)	(364,428)	(6,510,850)	(5,933,597)
Net increase (decrease)	(43,186)	172,449	$(763,246)	$2,805,896
Class T
Shares sold	98,719	153,678	$1,650,938	$2,487,311
Reinvestment of distributions	4,138	2,546	65,711	41,953
Shares redeemed	(122,073)	(77,972)	(2,032,878)	(1,265,230)
Net increase (decrease)	(19,216)	78,252	$(316,229)	$1,264,034
Class B
Shares sold	–	3,219	$2	$50,863
Shares redeemed	(36,212)	(31,396)	(608,112)	(505,706)
Net increase (decrease)	(36,212)	(28,177)	$(608,110)	$(454,843)
Class C
Shares sold	627,414	218,002	$10,101,962	$3,485,287
Reinvestment of distributions	6,075	–	94,778	–
Shares redeemed	(665,157)	(128,604)	(10,105,437)	(2,060,274)
Net increase (decrease)	(31,668)	89,398	$91,303	$1,425,013
Stock Selector Large Cap Value
Shares sold	8,102,341	19,378,917	$135,383,965	$319,326,318
Reinvestment of distributions	523,476	431,705	8,373,276	7,157,674
Shares redeemed	(13,116,688)	(8,684,145)	(222,880,353)	(142,899,747)
Net increase (decrease)	(4,490,871)	11,126,477	$(79,123,112)	$183,584,245
Class I
Shares sold	142,790	546,646	$2,313,025	$8,781,914
Reinvestment of distributions	5,311	6,285	84,600	103,694
Shares redeemed	(328,617)	(235,466)	(5,491,302)	(3,890,210)
Net increase (decrease)	(180,516)	317,465	$(3,093,677)	$4,995,398

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Stock Selector Large Cap Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2015 to January 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During Period-B August 1, 2015 to January 31, 2016
Class A	1.10%
Actual		$1,000.00	$903.10	$5.28
Hypothetical-C		$1,000.00	$1,019.66	$5.60
Class T	1.43%
Actual		$1,000.00	$901.10	$6.85
Hypothetical-C		$1,000.00	$1,018.00	$7.27
Class B	1.92%
Actual		$1,000.00	$899.50	$9.19
Hypothetical-C		$1,000.00	$1,015.53	$9.75
Class C	1.93%
Actual		$1,000.00	$899.30	$9.24
Hypothetical-C		$1,000.00	$1,015.48	$9.80
Stock Selector Large Cap Value	.81%
Actual		$1,000.00	$904.00	$3.89
Hypothetical-C		$1,000.00	$1,021.12	$4.13
Class I	.82%
Actual		$1,000.00	$903.90	$3.94
Hypothetical-C		$1,000.00	$1,021.07	$4.18

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class I designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class I designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

ALCVI-ANN-0316
1.838384.106

Fidelity® Stock Selector Large Cap Value Fund Annual Report January 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2016	Past 1 year	Past 5 years	Past 10 years
Fidelity® Stock Selector Large Cap Value Fund	(5.10)%	9.18%	3.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Stock Selector Large Cap Value Fund, a class of the fund, on January 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$14,195	Fidelity® Stock Selector Large Cap Value Fund
$16,591	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.67% for the 12 months ending January 31, 2016. U.S. stocks suffered a steep decline in August and September 2015 over worries about China’s slowing economic growth. Equities sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December – further encouraged by an interest rate cut in China and economic stimulus in Europe – only to face renewed fear in the new year. Concern about continued declines in the price of oil, relative strength of the U.S. dollar and fresh worries about China and the Middle East pushed the S&P 500® to its worst January since 2009. Overall, growth-oriented and large-cap stocks fared far better than their value and small-cap counterparts. The tech-heavy Nasdaq Composite Index® gained 0.70% for the year; the Russell 2000® Index, -9.92%. Sector results in the broad S&P 500® saw only four of 10 gain ground. Despite increased competitive pressure among wireless carriers, telecommunication services (+12%) led the way. The consumer staples (+8%) and discretionary (+8%) sectors benefited from rising personal income and low inflation. Information technology (+5%) outpaced the broad market amid strong fundamentals. Energy (-20%) was the worst-performing sector, hurt by depressed commodity prices that also affected materials (-16%).

Comments from Lead Portfolio Manager Matthew Friedman:  For the year, the fund’s share classes (excluding sales charges, if applicable) underperformed the -5.00% return of the benchmark Russell 1000® Value Index. On an absolute basis, the market's preference toward growth-oriented names made it a challenging year for the fund’s value-focused stock-picking approach. Versus the benchmark, security selection overall was positive, however, choices within information technology dragged on the fund’s results. While our picks within the energy sector were a big plus, several of the fund’s energy-related names detracted, as an imbalance of supply/demand dynamics continued to weigh down oil prices. The fund’s biggest individual detractor was state-focused exploration & production (E&P) firm California Resources. Other energy laggards included non-index, Canada-based energy firms Imperial Oil and Suncor Energy – two of the fund’s largest holdings the past year. All three of these stocks suffered double-digit declines. Turning to positives, our picks in the capital goods segment of industrials were a plus. Among individual names, the fund’s out-of-benchmark position in U.K.-based integrated-oil firm BG Group helped the most. The fund was overweighted the stock when it rallied in April after Anglo-Dutch oil and gas company Royal Dutch Shell announced it would acquire BG Group for $70 billion. The deal was not completed by period end, and we sold the stock after it reached our valuation target.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	4.8	4.6
Wells Fargo & Co.	3.3	3.6
Procter & Gamble Co.	2.8	2.3
Johnson & Johnson	2.5	2.4
Chevron Corp.	2.5	2.4
General Electric Co.	2.4	2.8
Suncor Energy, Inc.	2.1	2.3
Imperial Oil Ltd.	2.1	2.4
Qualcomm, Inc.	2.1	2.0
AT&T, Inc.	1.9	1.7
	26.5

Top Five Market Sectors as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.6	30.4
Energy	12.6	13.0
Health Care	11.3	12.1
Information Technology	10.9	10.8
Industrials	9.7	9.5

Asset Allocation (% of fund's net assets)

As of January 31, 2016 *
Stocks and Equity Futures	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 14.2%

As of July 31, 2015*
Stocks and Equity Futures	99.5%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 17.2%

Investments January 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
CONSUMER DISCRETIONARY - 4.9%
Auto Components - 0.5%
Delphi Automotive PLC	50,200	$3,259,988
Household Durables - 1.0%
Jarden Corp. (a)	45,300	2,403,165
Whirlpool Corp.	35,700	4,797,723
		7,200,888
Leisure Products - 0.2%
Mattel, Inc. (b)	54,500	1,503,655
Media - 1.5%
Charter Communications, Inc. Class A (a)	6,100	1,045,296
Liberty Broadband Corp. Class C (a)	63,587	2,988,589
Twenty-First Century Fox, Inc. Class A	247,500	6,675,075
		10,708,960
Multiline Retail - 1.7%
Kohl's Corp.	62,400	3,104,400
Target Corp.	115,234	8,345,246
		11,449,646

TOTAL CONSUMER DISCRETIONARY		34,123,137

CONSUMER STAPLES - 7.3%
Food & Staples Retailing - 2.9%
Sysco Corp.	57,200	2,277,132
Wal-Mart Stores, Inc.	149,445	9,917,170
Walgreens Boots Alliance, Inc.	100,840	8,038,965
		20,233,267
Food Products - 1.6%
Bunge Ltd.	37,335	2,315,143
ConAgra Foods, Inc.	80,600	3,356,184
The J.M. Smucker Co.	42,842	5,497,485
		11,168,812
Household Products - 2.8%
Procter & Gamble Co.	236,880	19,350,727

TOTAL CONSUMER STAPLES		50,752,806

ENERGY - 12.6%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	180,300	7,844,853
Dril-Quip, Inc. (a)	78,400	4,597,376
		12,442,229
Oil, Gas & Consumable Fuels - 10.8%
Cabot Oil & Gas Corp.	145,400	3,017,050
California Resources Corp. (b)	737,200	1,054,196
Chevron Corp.	204,000	17,639,880
Diamondback Energy, Inc.	88,700	6,701,285
Imperial Oil Ltd.	477,600	14,642,673
PDC Energy, Inc. (a)	132,500	7,535,275
Phillips 66 Co.	109,500	8,776,425
Stone Energy Corp. (a)	198,300	610,764
Suncor Energy, Inc.	620,500	14,696,402
		74,673,950

TOTAL ENERGY		87,116,179

FINANCIALS - 27.7%
Banks - 9.4%
BOK Financial Corp.	5,000	250,050
CIT Group, Inc.	165,700	4,863,295
Comerica, Inc.	60,000	2,058,000
Cullen/Frost Bankers, Inc.	5,000	239,300
First Citizen Bancshares, Inc.	17,200	4,232,232
First Citizen Bancshares, Inc. Class A (a)	10,000	2,460,600
Investors Bancorp, Inc.	160,700	1,878,583
JPMorgan Chase & Co.	104,400	6,211,800
PNC Financial Services Group, Inc.	52,000	4,505,800
Popular, Inc.	98,280	2,470,759
U.S. Bancorp	228,900	9,169,734
UMB Financial Corp.	51,300	2,405,970
Wells Fargo & Co.	451,200	22,663,776
Zions Bancorporation	85,000	1,927,800
		65,337,699
Capital Markets - 4.2%
American Capital Ltd. (a)	70,000	981,400
Fortress Investment Group LLC	536,400	2,263,608
Franklin Resources, Inc.	50,000	1,733,000
GAMCO Investors, Inc. Class A	10,565	307,230
Goldman Sachs Group, Inc.	70,300	11,357,668
Interactive Brokers Group, Inc.	169,600	5,472,992
Invesco Ltd.	184,300	5,516,099
NorthStar Asset Management Group, Inc.	120,000	1,384,800
		29,016,797
Consumer Finance - 0.7%
Discover Financial Services	72,800	3,333,512
Navient Corp.	142,300	1,360,388
		4,693,900
Diversified Financial Services - 4.8%
Berkshire Hathaway, Inc. Class B (a)	254,457	33,020,885
Leucadia National Corp.	15,000	248,400
		33,269,285
Insurance - 5.9%
AFLAC, Inc.	153,150	8,876,574
AMBAC Financial Group, Inc. (a)	180,000	2,527,200
Chubb Ltd.	112,100	12,675,147
National Western Life Group, Inc.	8,350	1,926,596
StanCorp Financial Group, Inc.	52,000	5,962,320
Torchmark Corp.	107,325	5,832,041
Universal Insurance Holdings, Inc. (b)	172,800	3,238,272
		41,038,150
Real Estate Investment Trusts - 0.3%
NorthStar Realty Finance Corp.	175,000	2,077,250
Real Estate Management & Development - 1.2%
Consolidated-Tomoka Land Co.	57,750	2,682,488
Kennedy-Wilson Holdings, Inc.	281,900	5,716,932
		8,399,420
Thrifts & Mortgage Finance - 1.2%
Beneficial Bancorp, Inc. (a)	288,585	3,737,176
Meridian Bancorp, Inc.	344,164	4,835,504
		8,572,680

TOTAL FINANCIALS		192,405,181

HEALTH CARE - 11.3%
Biotechnology - 0.2%
AbbVie, Inc.	30,500	1,674,450
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	152,300	5,764,555
Medtronic PLC	124,394	9,443,992
The Cooper Companies, Inc.	10,700	1,403,305
Zimmer Biomet Holdings, Inc.	24,900	2,471,574
		19,083,426
Health Care Providers & Services - 0.8%
Aetna, Inc.	42,300	4,307,832
Anthem, Inc.	10,000	1,304,900
		5,612,732
Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc.	19,800	2,614,788
Pharmaceuticals - 7.1%
Allergan PLC (a)	33,400	9,499,962
Jazz Pharmaceuticals PLC (a)	52,200	6,720,228
Johnson & Johnson	169,400	17,692,136
Merck & Co., Inc.	139,700	7,078,599
Pfizer, Inc.	221,300	6,747,437
Shire PLC sponsored ADR	11,000	1,851,300
		49,589,662

TOTAL HEALTH CARE		78,575,058

INDUSTRIALS - 9.7%
Aerospace & Defense - 3.0%
KLX, Inc. (a)	140,308	4,101,203
L-3 Communications Holdings, Inc.	42,136	4,923,170
Precision Castparts Corp.	34,400	8,082,280
United Technologies Corp.	43,900	3,849,591
		20,956,244
Air Freight & Logistics - 0.3%
FedEx Corp.	13,300	1,767,304
Building Products - 0.6%
Allegion PLC	72,519	4,391,751
Commercial Services & Supplies - 0.1%
Progressive Waste Solution Ltd. (Canada)	24,539	689,979
Construction & Engineering - 0.9%
AECOM (a)	182,446	5,006,318
Jacobs Engineering Group, Inc. (a)	19,718	773,537
		5,779,855
Industrial Conglomerates - 2.4%
General Electric Co.	575,800	16,755,780
Machinery - 1.3%
Caterpillar, Inc. (b)	37,800	2,352,672
Deere & Co.	57,900	4,458,879
Flowserve Corp.	60,658	2,343,825
		9,155,376
Road & Rail - 1.1%
CSX Corp.	329,159	7,577,240

TOTAL INDUSTRIALS		67,073,529

INFORMATION TECHNOLOGY - 10.9%
Communications Equipment - 3.5%
Cisco Systems, Inc.	419,100	9,970,389
Qualcomm, Inc.	311,900	14,141,546
		24,111,935
Electronic Equipment & Components - 0.7%
Jabil Circuit, Inc.	242,448	4,827,140
Internet Software & Services - 0.5%
Yahoo!, Inc. (a)	123,500	3,644,485
Semiconductors & Semiconductor Equipment - 2.8%
Maxim Integrated Products, Inc.	108,400	3,620,560
Micron Technology, Inc. (a)	242,200	2,671,466
NXP Semiconductors NV (a)	108,300	8,098,674
Semtech Corp. (a)	260,900	5,244,090
		19,634,790
Software - 0.7%
Oracle Corp.	130,100	4,723,931
Technology Hardware, Storage & Peripherals - 2.7%
Hewlett Packard Enterprise Co.	376,000	5,173,760
HP, Inc.	688,800	6,688,248
SanDisk Corp.	31,200	2,205,840
Western Digital Corp.	101,000	4,845,980
		18,913,828

TOTAL INFORMATION TECHNOLOGY		75,856,109

MATERIALS - 2.4%
Chemicals - 1.6%
Albemarle Corp. U.S.	48,600	2,558,304
CF Industries Holdings, Inc.	68,300	2,049,000
Eastman Chemical Co.	50,900	3,115,589
Methanex Corp. (b)	70,500	1,879,128
The Dow Chemical Co.	35,100	1,474,200
		11,076,221
Containers & Packaging - 0.4%
Ball Corp.	35,300	2,359,099
Metals & Mining - 0.4%
Compass Minerals International, Inc.	39,300	2,941,605

TOTAL MATERIALS		16,376,925

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	365,900	13,194,354
Frontier Communications Corp.	553,900	2,520,245
Verizon Communications, Inc.	58,600	2,928,242
		18,642,841
UTILITIES - 6.7%
Electric Utilities - 4.3%
Edison International	98,400	6,081,120
Exelon Corp.	197,500	5,840,075
NextEra Energy, Inc.	77,410	8,647,471
OGE Energy Corp.	106,500	2,793,495
Xcel Energy, Inc.	164,400	6,283,368
		29,645,529
Gas Utilities - 0.3%
Atmos Energy Corp.	35,200	2,436,544
Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc. (a)	88,000	1,041,920
Multi-Utilities - 2.0%
CMS Energy Corp.	194,200	7,550,496
Sempra Energy	63,550	6,021,363
		13,571,859

TOTAL UTILITIES		46,695,852

TOTAL COMMON STOCKS
(Cost $713,873,439)		667,617,617

Nonconvertible Preferred Stocks - 0.9%
FINANCIALS - 0.9%
Real Estate Investment Trusts - 0.9%
Equity Lifestyle Properties, Inc. Series C, 6.75%
(Cost $5,604,931)	231,566	5,877,145
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.31% 4/28/16 (c)
(Cost $349,737)	350,000	349,736
	Shares	Value

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 0.38% (d)	16,525,740	$16,525,740
Fidelity Securities Lending Cash Central Fund, 0.42% (d)(e)	7,246,480	7,246,480
TOTAL MONEY MARKET FUNDS
(Cost $23,772,220)		23,772,220
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $743,600,327)		697,616,718
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(3,884,770)
NET ASSETS - 100%		$693,731,948

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
94 ICE Russell 1000 Value Index Contracts (United States)	March 2016	$8,525,800	$192,091

The face value of futures purchased as a percentage of Net Assets is 1.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $349,736.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$43,199
Fidelity Securities Lending Cash Central Fund	64,381
Total	$107,580

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$34,123,137	$34,123,137	$--	$--
Consumer Staples	50,752,806	50,752,806	--	--
Energy	87,116,179	87,116,179	--	--
Financials	198,282,326	198,282,326	--	--
Health Care	78,575,058	78,575,058	--	--
Industrials	67,073,529	67,073,529	--	--
Information Technology	75,856,109	75,856,109	--	--
Materials	16,376,925	16,376,925	--	--
Telecommunication Services	18,642,841	18,642,841	--	--
Utilities	46,695,852	46,695,852	--	--
U.S. Government and Government Agency Obligations	349,736	--	349,736	--
Money Market Funds	23,772,220	23,772,220	--	--
Total Investments in Securities:	$697,616,718	$697,266,982	$349,736	$--
Derivative Instruments:
Assets
Futures Contracts	$192,091	$192,091	$--	$--
Total Assets	$192,091	$192,091	$--	$--
Total Derivative Instruments:	$192,091	$192,091	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$192,091	$0
Total Value of Derivatives	$192,091	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.8%
Canada	4.6%
Ireland	4.4%
Switzerland	1.8%
Netherlands	1.2%
Bermuda	1.1%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2016
Assets
Investment in securities, at value (including securities loaned of $7,314,353) — See accompanying schedule: Unaffiliated issuers (cost $719,828,107)	$673,844,498
Fidelity Central Funds (cost $23,772,220)	23,772,220
Total Investments (cost $743,600,327)		$697,616,718
Receivable for investments sold		7,692,776
Receivable for fund shares sold		2,172,876
Dividends receivable		794,047
Distributions receivable from Fidelity Central Funds		19,927
Receivable for daily variation margin for derivative instruments		195,981
Prepaid expenses		1,314
Other receivables		3,908
Total assets		708,497,547
Liabilities
Payable to custodian bank	$892,160
Payable for investments purchased	5,533,374
Payable for fund shares redeemed	567,036
Accrued management fee	315,075
Distribution and service plan fees payable	19,479
Other affiliated payables	140,558
Other payables and accrued expenses	51,437
Collateral on securities loaned, at value	7,246,480
Total liabilities		14,765,599
Net Assets		$693,731,948
Net Assets consist of:
Paid in capital		$900,892,914
Distributions in excess of net investment income		(34,636)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(161,334,141)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(45,792,189)
Net Assets		$693,731,948
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($24,200,894 ÷ 1,574,263 shares)		$15.37
Maximum offering price per share (100/94.25 of $15.37)		$16.31
Class T:
Net Asset Value and redemption price per share ($9,514,703 ÷ 619,311 shares)		$15.36
Maximum offering price per share (100/96.50 of $15.36)		$15.92
Class B:
Net Asset Value and offering price per share ($714,483 ÷ 46,436 shares)(a)		$15.39
Class C:
Net Asset Value and offering price per share ($8,955,832 ÷ 593,645 shares)(a)		$15.09
Stock Selector Large Cap Value:
Net Asset Value, offering price and redemption price per share ($644,181,827 ÷ 41,632,883 shares)		$15.47
Class I:
Net Asset Value, offering price and redemption price per share ($6,164,209 ÷ 400,175 shares)		$15.40

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2016
Investment Income
Dividends		$15,399,701
Interest		621
Income from Fidelity Central Funds		107,580
Total income		15,507,902
Expenses
Management fee
Basic fee	$4,266,736
Performance adjustment	114,392
Transfer agent fees	1,483,589
Distribution and service plan fees	235,864
Accounting and security lending fees	271,909
Custodian fees and expenses	44,477
Independent trustees' compensation	3,388
Registration fees	86,493
Audit	56,362
Legal	2,989
Miscellaneous	5,475
Total expenses before reductions	6,571,674
Expense reductions	(49,603)	6,522,071
Net investment income (loss)		8,985,831
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	72,688,866
Foreign currency transactions	32,754
Futures contracts	1,186,200
Total net realized gain (loss)		73,907,820
Change in net unrealized appreciation (depreciation) on: Investment securities	(116,055,280)
Assets and liabilities in foreign currencies	3,417
Futures contracts	218,822
Total change in net unrealized appreciation (depreciation)		(115,833,041)
Net gain (loss)		(41,925,221)
Net increase (decrease) in net assets resulting from operations		$(32,939,390)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2016	Year ended January 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,985,831	$8,585,292
Net realized gain (loss)	73,907,820	56,818,364
Change in net unrealized appreciation (depreciation)	(115,833,041)	7,194,856
Net increase (decrease) in net assets resulting from operations	(32,939,390)	72,598,512
Distributions to shareholders from net investment income	(9,078,643)	(7,672,855)
Share transactions - net increase (decrease)	(83,813,071)	193,619,743
Total increase (decrease) in net assets	(125,831,104)	258,545,400
Net Assets
Beginning of period	819,563,052	561,017,652
End of period (including distributions in excess of net investment income of $34,636 and undistributed net investment income of $20,096, respectively)	$693,731,948	$819,563,052

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund Class A

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.41	$14.72	$12.43	$10.71	$10.72
Income from Investment Operations
Net investment income (loss)A	.15	.15	.13	.20	.14
Net realized and unrealized gain (loss)	(1.03)	1.65	2.35	1.73	.02
Total from investment operations	(.88)	1.80	2.48	1.93	.16
Distributions from net investment income	(.16)	(.11)	(.15)	(.21)	(.17)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	(.16)	(.11)	(.19)B	(.21)	(.17)
Net asset value, end of period	$15.37	$16.41	$14.72	$12.43	$10.71
Total ReturnC,D	(5.40)%	12.25%	20.01%	18.15%	1.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.10%	1.07%	1.00%	.87%	.87%
Expenses net of fee waivers, if any	1.10%	1.07%	1.00%	.87%	.87%
Expenses net of all reductions	1.09%	1.07%	1.00%	.85%	.86%
Net investment income (loss)	.90%	.94%	.95%	1.74%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$24,201	$26,536	$21,266	$18,234	$18,900
Portfolio turnover rateG	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.19 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.047 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund Class T

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.40	$14.71	$12.44	$10.72	$10.74
Income from Investment Operations
Net investment income (loss)A	.10	.10	.09	.17	.12
Net realized and unrealized gain (loss)	(1.03)	1.66	2.34	1.73	.01
Total from investment operations	(.93)	1.76	2.43	1.90	.13
Distributions from net investment income	(.11)	(.07)	(.11)	(.18)	(.15)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	(.11)	(.07)	(.16)	(.18)	(.15)
Net asset value, end of period	$15.36	$16.40	$14.71	$12.44	$10.72
Total ReturnB,C	(5.71)%	11.95%	19.54%	17.88%	1.26%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.42%	1.39%	1.32%	1.14%	1.14%
Expenses net of fee waivers, if any	1.42%	1.39%	1.32%	1.14%	1.14%
Expenses net of all reductions	1.41%	1.39%	1.31%	1.12%	1.13%
Net investment income (loss)	.58%	.62%	.63%	1.48%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$9,515	$10,469	$8,244	$6,544	$5,603
Portfolio turnover rateF	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund Class B

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.39	$14.72	$12.44	$10.72	$10.72
Income from Investment Operations
Net investment income (loss)A	.01	.02	.02	.11	.07
Net realized and unrealized gain (loss)	(1.01)	1.65	2.34	1.73	.02
Total from investment operations	(1.00)	1.67	2.36	1.84	.09
Distributions from net investment income	–	–	(.03)	(.12)	(.09)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	–	–	(.08)	(.12)	(.09)
Net asset value, end of period	$15.39	$16.39	$14.72	$12.44	$10.72
Total ReturnB,C	(6.10)%	11.35%	18.94%	17.24%	.86%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.92%	1.89%	1.81%	1.63%	1.62%
Expenses net of fee waivers, if any	1.92%	1.89%	1.80%	1.63%	1.62%
Expenses net of all reductions	1.92%	1.89%	1.80%	1.60%	1.62%
Net investment income (loss)	.07%	.12%	.14%	.99%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$714	$1,355	$1,632	$1,645	$1,819
Portfolio turnover rateF	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund Class C

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.18	$14.53	$12.30	$10.61	$10.63
Income from Investment Operations
Net investment income (loss)A	.01	.02	.02	.11	.07
Net realized and unrealized gain (loss)	(1.00)	1.63	2.31	1.72	.01
Total from investment operations	(.99)	1.65	2.33	1.83	.08
Distributions from net investment income	(.10)	–	(.05)	(.14)	(.10)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	(.10)	–	(.10)	(.14)	(.10)
Net asset value, end of period	$15.09	$16.18	$14.53	$12.30	$10.61
Total ReturnB,C	(6.13)%	11.36%	18.94%	17.32%	.85%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.93%	1.89%	1.81%	1.63%	1.62%
Expenses net of fee waivers, if any	1.93%	1.89%	1.80%	1.63%	1.62%
Expenses net of all reductions	1.93%	1.89%	1.80%	1.61%	1.61%
Net investment income (loss)	.07%	.12%	.14%	.99%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$8,956	$10,118	$7,789	$5,839	$4,979
Portfolio turnover rateF	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.51	$14.81	$12.51	$10.77	$10.78
Income from Investment Operations
Net investment income (loss)A	.20	.20	.17	.23	.18
Net realized and unrealized gain (loss)	(1.03)	1.66	2.37	1.75	.01
Total from investment operations	(.83)	1.86	2.54	1.98	.19
Distributions from net investment income	(.21)	(.16)	(.19)	(.24)	(.20)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	(.21)	(.16)	(.24)	(.24)	(.20)
Net asset value, end of period	$15.47	$16.51	$14.81	$12.51	$10.77
Total ReturnB	(5.10)%	12.54%	20.31%	18.55%	1.85%
Ratios to Average Net AssetsC,D
Expenses before reductions	.81%	.78%	.72%	.57%	.57%
Expenses net of fee waivers, if any	.81%	.78%	.72%	.57%	.57%
Expenses net of all reductions	.80%	.78%	.71%	.55%	.56%
Net investment income (loss)	1.19%	1.23%	1.23%	2.05%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$644,182	$761,542	$518,206	$465,702	$482,950
Portfolio turnover rateE	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund Class I

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.44	$14.74	$12.46	$10.74	$10.74
Income from Investment Operations
Net investment income (loss)A	.20	.20	.17	.23	.17
Net realized and unrealized gain (loss)	(1.04)	1.66	2.35	1.73	.02
Total from investment operations	(.84)	1.86	2.52	1.96	.19
Distributions from net investment income	(.20)	(.16)	(.19)	(.24)	(.19)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	(.20)	(.16)	(.24)	(.24)	(.19)
Net asset value, end of period	$15.40	$16.44	$14.74	$12.46	$10.74
Total ReturnB	(5.14)%	12.58%	20.25%	18.42%	1.92%
Ratios to Average Net AssetsC,D
Expenses before reductions	.82%	.81%	.73%	.61%	.60%
Expenses net of fee waivers, if any	.82%	.81%	.73%	.61%	.60%
Expenses net of all reductions	.81%	.81%	.73%	.58%	.60%
Net investment income (loss)	1.18%	1.20%	1.22%	2.01%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$6,164	$9,544	$3,881	$1,995	$1,519
Portfolio turnover rateE	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2016

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$52,245,631
Gross unrealized depreciation	(103,024,270)
Net unrealized appreciation (depreciation) on securities	$(50,778,639)
Tax Cost	$748,395,357

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(156,222,307)
Net unrealized appreciation (depreciation) on securities and other investments	$(50,778,684)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration

2018	$(156,222,307)

The Fund intends to elect to defer to its next fiscal year $35,266 of currency losses recognized during the period November 1, 2015 to January 31, 2016. The Fund intends to elect to defer to its next fiscal year $124,708 of capital losses recognized during the period November 1, 2015 to January 31, 2016.

The tax character of distributions paid was as follows:

	January 31, 2016	January 31, 2015
Ordinary Income	$9,078,643	$ 7,672,855

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,186,200 and a change in net unrealized appreciation (depreciation) of $218,822 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $500,970,309 and $565,957,856, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$64,976	$698
Class T	.25%	.25%	52,662	–
Class B	.75%	.25%	10,837	8,147
Class C	.75%	.25%	107,389	15,285
			$235,864	$24,130

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$11,936
Class T	2,817
Class B(a)	768
Class C(a)	1,710
$17,231

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$58,391.22
Class T	31,044.29
Class B	3,263.30
Class C	32,900.31
Stock Selector Large Cap Value	1,342,144.19
Class I	15,847.20
	$1,483,589

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,687 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,142 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $807,694. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $64,381, including $4,028 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $28,774 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,894 and a portion of class-level operating expenses as follows:

Amount
Class A	$538
Class T	98
Class B	4
Class C	28
Stock Selector Large Cap Value	14,122
Class I	145
$14,935

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2016	2015
From net investment income
Class A	$247,938	$179,624
Class T	66,187	42,288
Class C	100,122	–
Stock Selector Large Cap Value	8,576,233	7,345,146
Class I	88,163	105,797
Total	$9,078,643	$7,672,855

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended January 31,	2016	2015	2016	2015
Class A
Shares sold	331,048	526,601	$5,512,197	$8,570,139
Reinvestment of distributions	14,824	10,276	235,407	169,354
Shares redeemed	(389,058)	(364,428)	(6,510,850)	(5,933,597)
Net increase (decrease)	(43,186)	172,449	$(763,246)	$2,805,896
Class T
Shares sold	98,719	153,678	$1,650,938	$2,487,311
Reinvestment of distributions	4,138	2,546	65,711	41,953
Shares redeemed	(122,073)	(77,972)	(2,032,878)	(1,265,230)
Net increase (decrease)	(19,216)	78,252	$(316,229)	$1,264,034
Class B
Shares sold	–	3,219	$2	$50,863
Shares redeemed	(36,212)	(31,396)	(608,112)	(505,706)
Net increase (decrease)	(36,212)	(28,177)	$(608,110)	$(454,843)
Class C
Shares sold	627,414	218,002	$10,101,962	$3,485,287
Reinvestment of distributions	6,075	–	94,778	–
Shares redeemed	(665,157)	(128,604)	(10,105,437)	(2,060,274)
Net increase (decrease)	(31,668)	89,398	$91,303	$1,425,013
Stock Selector Large Cap Value
Shares sold	8,102,341	19,378,917	$135,383,965	$319,326,318
Reinvestment of distributions	523,476	431,705	8,373,276	7,157,674
Shares redeemed	(13,116,688)	(8,684,145)	(222,880,353)	(142,899,747)
Net increase (decrease)	(4,490,871)	11,126,477	$(79,123,112)	$183,584,245
Class I
Shares sold	142,790	546,646	$2,313,025	$8,781,914
Reinvestment of distributions	5,311	6,285	84,600	103,694
Shares redeemed	(328,617)	(235,466)	(5,491,302)	(3,890,210)
Net increase (decrease)	(180,516)	317,465	$(3,093,677)	$4,995,398

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Stock Selector Large Cap Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2015 to January 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During Period-B August 1, 2015 to January 31, 2016
Class A	1.10%
Actual		$1,000.00	$903.10	$5.28
Hypothetical-C		$1,000.00	$1,019.66	$5.60
Class T	1.43%
Actual		$1,000.00	$901.10	$6.85
Hypothetical-C		$1,000.00	$1,018.00	$7.27
Class B	1.92%
Actual		$1,000.00	$899.50	$9.19
Hypothetical-C		$1,000.00	$1,015.53	$9.75
Class C	1.93%
Actual		$1,000.00	$899.30	$9.24
Hypothetical-C		$1,000.00	$1,015.48	$9.80
Stock Selector Large Cap Value	.81%
Actual		$1,000.00	$904.00	$3.89
Hypothetical-C		$1,000.00	$1,021.12	$4.13
Class I	.82%
Actual		$1,000.00	$903.90	$3.94
Hypothetical-C		$1,000.00	$1,021.07	$4.18

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Stock Selector Large Cap Value designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Stock Selector Large Cap Value designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

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www.fidelity.com

LCV-ANN-0316
1.900194.106

Fidelity® Equity-Income Fund Class K Annual Report January 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended January 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class K	(4.78)%	6.82%	3.95%

 The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® Equity-Income Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund - Class K on January 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

See previous page for additional information regarding the performance of Class K.

Period Ending Values
$14,731	Fidelity® Equity-Income Fund - Class K
$16,433	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.67% for the 12 months ending January 31, 2016. U.S. stocks suffered a steep decline in August and September 2015 over worries about China’s slowing economic growth. Equities sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December – further encouraged by an interest rate cut in China and economic stimulus in Europe – only to face renewed fear in the new year. Concern about continued declines in the price of oil, relative strength of the U.S. dollar and fresh worries about China and the Middle East pushed the S&P 500® to its worst January since 2009. Overall, growth-oriented and large-cap stocks fared far better than their value and small-cap counterparts. The tech-heavy Nasdaq Composite Index ®gained 0.70% for the year; the Russell 2000® Index, -9.92%. Sector results in the broad S&P 500® saw only four of 10 gain ground. Despite increased competitive pressure among wireless carriers, telecommunication services (+12%) led the way. The consumer staples (+8%) and discretionary (+8%) sectors benefited from rising personal income and low inflation. Information technology (+5%) outpaced the broad market amid strong fundamentals. Energy (-20%) was the worst-performing sector, hurt by depressed commodity prices that also affected materials (-16%).

Comments from Portfolio Manager James Morrow:  For the year, the fund’s share classes struggled, posting declines in the mid-single digits. However, the fund topped the -5.41% return of its benchmark, the Russell 3000® Value Index. Favorable stock picking in the consumer discretionary and health care sectors helped the relative return. Positioning in telecommunication services also added value, as did the fund’s cash allocation, on average, which buoyed fund performance as the market declined. The fund’s global equities subportfolio further boosted results. On the negative side, security selection in energy and financials hampered relative performance, as did the fund’s convertible and high-yield securities subportfolio. Our top individual contributor was drug maker and health care products company Johnson & Johnson, which withstood the market’s struggles better than most of its peers. Another individual contributor was JPMorgan Chase, a blue-chip bank that I bought and sold at opportune times during the year. General Electric also contributed meaningfully, producing a strong return for the fund in a difficult investment environment. In contrast, exposure to plummeting energy prices was a theme behind many of the fund’s largest relative detractors, especially master limited partnership Williams Partners and its majority-owned energy transportation company Williams Companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Johnson & Johnson	5.9	4.3
Chevron Corp.	3.7	2.6
General Electric Co.(a)	3.6	3.7
Procter & Gamble Co.	3.6	2.4
JPMorgan Chase & Co.(a)	3.5	4.6
United Parcel Service, Inc. Class B	2.4	2.2
AT&T, Inc.	2.3	1.2
Verizon Communications, Inc.	2.1	1.6
Cisco Systems, Inc.	1.9	1.7
MetLife, Inc.	1.7	1.7
	30.7

 (a) Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.1	27.6
Health Care	12.6	10.5
Industrials	11.8	11.1
Information Technology	11.0	11.7
Consumer Staples	10.0	8.7

Asset Allocation (% of fund's net assets)

As of January 31, 2016*,**
Stocks	96.4%
Bonds	0.2%
Convertible Securities	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.9%

 * Written options - (0.0)%

 ** Foreign investments - 11.9%

As of July 31, 2015*,**
Stocks	95.1%
Bonds	0.2%
Convertible Securities	0.7%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	3.9%

 * Written options - (0.1)%

 ** Foreign investments - 12.3%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments January 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.4%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 8.2%
Automobiles - 1.1%
Ford Motor Co.	1,073,900	$12,822
General Motors Co.	2,284,700	67,719
		80,541
Hotels, Restaurants & Leisure - 1.1%
Compass Group PLC	49,100	845
Dunkin' Brands Group, Inc. (a)	782,700	30,807
McDonald's Corp.	316,687	39,200
Whitbread PLC	160,591	9,204
		80,056
Household Durables - 0.6%
M.D.C. Holdings, Inc. (a)	717,200	15,606
Tupperware Brands Corp.	578,600	26,864
		42,470
Leisure Products - 0.6%
Mattel, Inc.	1,493,500	41,206
Polaris Industries, Inc.	86,000	6,350
		47,556
Media - 2.3%
Comcast Corp. Class A	1,773,694	98,812
Daiichikosho Co. Ltd.	736,000	29,669
ITV PLC	5,871,300	22,445
Time Warner, Inc.	221,300	15,588
		166,514
Multiline Retail - 1.8%
Kohl's Corp.	359,424	17,881
Macy's, Inc.	676,200	27,325
Target Corp.	1,171,509	84,841
		130,047
Specialty Retail - 0.7%
Foot Locker, Inc.	343,000	23,173
GNC Holdings, Inc.	640,143	17,930
Lewis Group Ltd.	2,117,300	5,832
Stage Stores, Inc. (a)	1,009,700	8,381
		55,316

TOTAL CONSUMER DISCRETIONARY		602,500

CONSUMER STAPLES - 9.9%
Beverages - 1.7%
Anheuser-Busch InBev SA NV ADR	192,900	24,275
Molson Coors Brewing Co. Class B	338,695	30,645
The Coca-Cola Co.	1,702,000	73,050
		127,970
Food & Staples Retailing - 3.0%
CVS Health Corp.	1,187,000	114,652
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	189,404	8,177
Wal-Mart Stores, Inc.	917,891	60,911
Walgreens Boots Alliance, Inc.	361,420	28,812
Whole Foods Market, Inc.	330,300	9,681
		222,233
Food Products - 1.4%
B&G Foods, Inc. Class A	494,567	18,012
Hilton Food Group PLC	1,240,932	9,268
Sanderson Farms, Inc. (a)	131,900	10,713
The Hershey Co. (b)	725,100	63,889
		101,882
Household Products - 3.6%
Procter & Gamble Co.	3,284,297	268,294
Personal Products - 0.2%
Avon Products, Inc. (a)	4,135,500	14,019

TOTAL CONSUMER STAPLES		734,398

ENERGY - 8.9%
Energy Equipment & Services - 0.3%
Ensco PLC Class A	579,206	5,665
National Oilwell Varco, Inc.	249,824	8,129
Oceaneering International, Inc.	240,300	8,134
		21,928
Oil, Gas & Consumable Fuels - 8.6%
Anadarko Petroleum Corp.	364,132	14,234
Apache Corp.	956,001	40,668
Avance Gas Holding Ltd. (a)	704,922	8,970
BW LPG Ltd.	1,270,674	9,757
Cameco Corp.	463,900	5,633
Chevron Corp.	3,135,372	271,116
CONSOL Energy, Inc. (a)	1,163,834	9,241
Foresight Energy LP	891,343	1,738
Golar LNG Ltd.	259,400	4,830
Imperial Oil Ltd.	172,400	5,286
Kinder Morgan, Inc.	1,990,900	32,750
Legacy Reserves LP	1,845,900	2,418
MPLX LP	934,711	28,761
Noble Energy, Inc.	364,600	11,802
Suncor Energy, Inc.	2,597,200	61,514
The Williams Companies, Inc.	3,033,843	58,553
Williams Partners LP	3,160,469	69,594
		636,865

TOTAL ENERGY		658,793

FINANCIALS - 23.1%
Banks - 11.4%
Bank of America Corp.	6,143,600	86,871
Comerica, Inc.	943,372	32,358
First Niagara Financial Group, Inc.	2,736,500	26,790
FirstMerit Corp.	1,063,226	20,605
Huntington Bancshares, Inc.	342,200	2,936
JPMorgan Chase & Co. (b)	4,347,682	258,687
KeyCorp	2,038,900	22,754
Lakeland Financial Corp.	238,400	10,440
Lloyds Banking Group PLC	6,113,600	5,728
M&T Bank Corp.	905,378	99,755
Prosperity Bancshares, Inc.	88,800	3,765
Regions Financial Corp.	5,292,200	42,973
Standard Chartered PLC (United Kingdom)	1,887,494	12,733
SunTrust Banks, Inc.	1,360,400	49,763
U.S. Bancorp	1,775,922	71,143
Wells Fargo & Co.	1,842,950	92,571
		839,872
Capital Markets - 4.9%
Apollo Global Management LLC Class A	177,700	2,413
Apollo Investment Corp.	2,715,552	13,768
Ares Capital Corp.	1,077,074	14,971
Ares Management LP	418,215	4,918
AURELIUS AG	261,970	13,226
KKR & Co. LP	6,827,165	93,054
Morgan Stanley	948,131	24,538
PJT Partners, Inc. (a)(c)	102,088	2,636
State Street Corp.	1,307,499	72,867
The Blackstone Group LP	4,217,832	110,802
TPG Specialty Lending, Inc.	363,219	5,815
		359,008
Consumer Finance - 0.2%
Capital One Financial Corp.	191,600	12,573
Diversified Financial Services - 0.2%
McGraw Hill Financial, Inc.	219,200	18,636
Insurance - 4.0%
Chubb Ltd. (b)	927,300	104,850
Marsh & McLennan Companies, Inc.	134,900	7,194
MetLife, Inc.	2,820,138	125,919
Pricoa Global Funding I	625,677	43,847
The Travelers Companies, Inc.	145,200	15,542
		297,352
Real Estate Investment Trusts - 2.3%
American Capital Agency Corp.	769,863	13,142
American Tower Corp.	72,700	6,859
Annaly Capital Management, Inc.	1,453,313	13,806
Coresite Realty Corp.	91,964	5,899
Cousins Properties, Inc.	1,292,400	11,140
Crown Castle International Corp.	291,500	25,127
Duke Realty LP	1,033,000	20,794
First Potomac Realty Trust	1,623,825	15,897
Piedmont Office Realty Trust, Inc. Class A	903,400	16,722
Public Storage	53,100	13,464
Sabra Health Care REIT, Inc.	256,800	4,715
Two Harbors Investment Corp.	1,093,878	8,313
Ventas, Inc.	220,003	12,171
		168,049
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	879,627	8,849

TOTAL FINANCIALS		1,704,339

HEALTH CARE - 12.5%
Biotechnology - 1.2%
AbbVie, Inc.	564,000	30,964
Amgen, Inc.	213,500	32,608
Gilead Sciences, Inc.	274,700	22,800
		86,372
Health Care Equipment & Supplies - 2.2%
DENTSPLY International, Inc.	291,500	17,166
Hoya Corp.	633,500	24,455
Medtronic PLC	1,384,656	105,123
St. Jude Medical, Inc.	273,377	14,451
		161,195
Pharmaceuticals - 9.1%
Astellas Pharma, Inc.	1,661,700	23,009
GlaxoSmithKline PLC	3,366,700	69,356
Johnson & Johnson	4,166,948	435,195
Merck & Co., Inc.	704,600	35,702
Pfizer, Inc.	865,379	26,385
Sanofi SA	266,494	22,162
Teva Pharmaceutical Industries Ltd. sponsored ADR	1,030,100	63,331
		675,140

TOTAL HEALTH CARE		922,707

INDUSTRIALS - 11.8%
Aerospace & Defense - 2.7%
General Dynamics Corp.	232,000	31,035
Raytheon Co.	290,100	37,202
The Boeing Co.	428,000	51,416
United Technologies Corp.	963,420	84,482
		204,135
Air Freight & Logistics - 3.0%
C.H. Robinson Worldwide, Inc.	292,256	18,929
PostNL NV (c)	6,762,100	24,608
United Parcel Service, Inc. Class B	1,885,673	175,745
		219,282
Airlines - 0.2%
Copa Holdings SA Class A	296,500	13,965
Commercial Services & Supplies - 0.6%
KAR Auction Services, Inc.	787,300	26,312
Progressive Waste Solution Ltd. (Canada)	265,000	7,451
Republic Services, Inc.	181,667	7,939
		41,702
Electrical Equipment - 1.2%
Eaton Corp. PLC	753,400	38,054
Emerson Electric Co.	1,104,487	50,784
		88,838
Industrial Conglomerates - 3.9%
General Electric Co. (b)	9,219,755	268,295
Roper Technologies, Inc.	138,000	24,242
		292,537
Machinery - 0.1%
Cummins, Inc.	94,900	8,531
Road & Rail - 0.1%
Norfolk Southern Corp.	90,800	6,401

TOTAL INDUSTRIALS		875,391

INFORMATION TECHNOLOGY - 10.9%
Communications Equipment - 3.0%
Cisco Systems, Inc.	5,823,986	138,553
Qualcomm, Inc.	1,833,816	83,145
		221,698
Electronic Equipment & Components - 0.4%
Hitachi Ltd.	1,923,000	9,504
TE Connectivity Ltd.	357,532	20,437
		29,941
Internet Software & Services - 0.4%
Yahoo!, Inc. (c)	1,029,800	30,389
IT Services - 2.3%
First Data Corp.	2,935,936	37,291
IBM Corp.	800,434	99,886
Paychex, Inc.	709,957	33,979
		171,156
Semiconductors & Semiconductor Equipment - 1.3%
Applied Materials, Inc.	3,511,682	61,981
Maxim Integrated Products, Inc.	1,068,500	35,688
		97,669
Software - 1.4%
Micro Focus International PLC	1,788,200	35,419
Microsoft Corp.	1,173,516	64,649
		100,068
Technology Hardware, Storage & Peripherals - 2.1%
Apple, Inc.	549,200	53,459
EMC Corp.	3,719,000	92,120
Seagate Technology LLC	371,500	10,792
		156,371

TOTAL INFORMATION TECHNOLOGY		807,292

MATERIALS - 1.0%
Chemicals - 0.6%
LyondellBasell Industries NV Class A	263,200	20,522
Potash Corp. of Saskatchewan, Inc.	1,188,300	19,374
Syngenta AG sponsored ADR	16,400	1,212
Tronox Ltd. Class A	660,135	2,357
		43,465
Containers & Packaging - 0.4%
Packaging Corp. of America	322,100	16,372
WestRock Co.	444,300	15,675
		32,047

TOTAL MATERIALS		75,512

TELECOMMUNICATION SERVICES - 4.5%
Diversified Telecommunication Services - 4.4%
AT&T, Inc.	4,647,489	167,588
Verizon Communications, Inc.	3,136,560	156,734
		324,322
Wireless Telecommunication Services - 0.1%
KDDI Corp.	341,100	8,638

TOTAL TELECOMMUNICATION SERVICES		332,960

UTILITIES - 5.6%
Electric Utilities - 5.3%
American Electric Power Co., Inc.	696,582	42,471
Entergy Corp.	446,600	31,521
Exelon Corp.	4,121,100	121,861
FirstEnergy Corp.	208,400	6,890
NextEra Energy, Inc.	71,611	8,000
PPL Corp.	2,410,600	84,516
Southern Co.	1,743,277	85,281
Xcel Energy, Inc.	366,400	14,004
		394,544
Multi-Utilities - 0.3%
CenterPoint Energy, Inc.	1,188,900	21,246

TOTAL UTILITIES		415,790

TOTAL COMMON STOCKS
(Cost $7,041,705)		7,129,682

Convertible Preferred Stocks - 0.2%
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.0%
AmSurg Corp. Series A-1, 5.25%	25,250	3,511
Pharmaceuticals - 0.1%
Allergan PLC 5.50%	3,805	3,608

TOTAL HEALTH CARE		7,119

TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. Series A 5.50%	59,500	4,107
UTILITIES - 0.1%
Independent Power and Renewable Electricity Producers - 0.0%
Dynegy, Inc. 5.375%	47,600	2,066
Multi-Utilities - 0.1%
CenterPoint Energy, Inc. 2.00% ZENS (c)	60,700	3,600

TOTAL UTILITIES		5,666

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $18,514)		16,892
	Principal Amount (000s)	Value (000s)

Corporate Bonds - 0.5%
Convertible Bonds - 0.3%
CONSUMER DISCRETIONARY - 0.0%
Household Durables - 0.0%
Jarden Corp. 1.875% 9/15/18	1,990	3,363
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Amyris, Inc. 3% 2/27/17	2,101	1,936
Scorpio Tankers, Inc. 2.375% 7/1/19 (d)	11,650	8,963
		10,899
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
InterDigital, Inc. 1.5% 3/1/20 (d)	6,840	6,400
Semiconductors & Semiconductor Equipment - 0.0%
NXP Semiconductors NV 1% 12/1/19	3,640	3,836
TOTAL INFORMATION TECHNOLOGY		10,236

TOTAL CONVERTIBLE BONDS		24,498

Nonconvertible Bonds - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
Altice SA 7.625% 2/15/25 (d)	4,815	4,285
CONSUMER STAPLES - 0.1%
Tobacco - 0.1%
Vector Group Ltd. 7.75% 2/15/21	3,465	3,621
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Sabine Pass Liquefaction LLC 5.625% 3/1/25	2,555	2,197
MATERIALS - 0.0%
Metals & Mining - 0.0%
Walter Energy, Inc. 8.5% 4/15/21 (e)	7,720	1

TOTAL NONCONVERTIBLE BONDS		10,104

TOTAL CORPORATE BONDS
(Cost $45,688)		34,602
	Shares	Value (000s)

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 0.38% (f)	209,968,209	209,968
Fidelity Securities Lending Cash Central Fund, 0.42% (f)(g)	40,488,760	40,489
TOTAL MONEY MARKET FUNDS
(Cost $250,457)		250,457
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $7,356,364)		7,431,633
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(33,724)
NET ASSETS - 100%		$7,397,909

Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium (000s)	Value (000s)
Call Options
Chubb Ltd.	2/19/16 - $120.00	939	$175	$(9)
General Electric Co.	3/18/16 - $33.00	16,904	356	(34)
JPMorgan Chase & Co.	2/19/16 - $70.00	6,200	547	(6)
The Hershey Co.	2/19/16 - $90.00	2,350	299	(228)
TOTAL WRITTEN OPTIONS			$1,377	$(277)

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $117,404,000.

 (c) Non-income producing

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $19,648,000 or 0.3% of net assets.

 (e) Non-income producing - Security is in default.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$501
Fidelity Securities Lending Cash Central Fund	513
Total	$1,014

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$602,500	$534,505	$67,995	$--
Consumer Staples	734,398	725,130	9,268	--
Energy	658,793	640,066	18,727	--
Financials	1,704,339	1,672,652	31,687	--
Health Care	929,826	787,333	142,493	--
Industrials	875,391	850,783	24,608	--
Information Technology	807,292	725,078	82,214	--
Materials	75,512	75,512	--	--
Telecommunication Services	337,067	328,429	8,638	--
Utilities	421,456	417,856	3,600	--
Corporate Bonds	34,602	--	34,602	--
Money Market Funds	250,457	250,457	--	--
Total Investments in Securities:	$7,431,633	$7,007,801	$423,832	$--
Derivative Instruments:
Liabilities
Written Options	$(277)	$(277)	$--	$--
Total Liabilities	$(277)	$(277)	$--	$--
Total Derivative Instruments:	$(277)	$(277)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value (000s)
	Asset	Liability
Equity Risk
Written Options(a)	$0	$(277)
Total Equity Risk	$0	$(277)
Total Value of Derivatives	$0	$(277)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.1%
United Kingdom	2.3%
Ireland	2.2%
Switzerland	1.7%
Canada	1.4%
Japan	1.2%
Others (Individually Less Than 1%)	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		January 31, 2016
Assets
Investment in securities, at value (including securities loaned of $41,937) — See accompanying schedule: Unaffiliated issuers (cost $7,105,907)	$7,181,176
Fidelity Central Funds (cost $250,457)	250,457
Total Investments (cost $7,356,364)		$7,431,633
Receivable for investments sold		10,459
Receivable for fund shares sold		4,804
Dividends receivable		12,277
Interest receivable		414
Distributions receivable from Fidelity Central Funds		124
Prepaid expenses		15
Other receivables		1,032
Total assets		7,460,758
Liabilities
Payable for investments purchased	$3,139
Payable for fund shares redeemed	14,184
Accrued management fee	2,725
Written options, at value (premium received $1,377)	277
Other affiliated payables	1,077
Other payables and accrued expenses	958
Collateral on securities loaned, at value	40,489
Total liabilities		62,849
Net Assets		$7,397,909
Net Assets consist of:
Paid in capital		$7,232,565
Distributions in excess of net investment income		(2,420)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		91,466
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		76,298
Net Assets		$7,397,909
Equity-Income:
Net Asset Value, offering price and redemption price per share ($5,751,597 ÷ 118,414 shares)		$48.57
Class K:
Net Asset Value, offering price and redemption price per share ($1,646,312 ÷ 33,907 shares)		$48.55

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended January 31, 2016
Investment Income
Dividends		$267,373
Interest		4,523
Income from Fidelity Central Funds		1,014
Total income		272,910
Expenses
Management fee	$38,418
Transfer agent fees	12,062
Accounting and security lending fees	1,234
Custodian fees and expenses	179
Independent trustees' compensation	39
Registration fees	107
Audit	151
Legal	35
Miscellaneous	62
Total expenses before reductions	52,287
Expense reductions	(687)	51,600
Net investment income (loss)		221,310
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	484,253
Foreign currency transactions	(143)
Written options	24,559
Total net realized gain (loss)		508,669
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,071,336)
Assets and liabilities in foreign currencies	137
Written options	(3,302)
Total change in net unrealized appreciation (depreciation)		(1,074,501)
Net gain (loss)		(565,832)
Net increase (decrease) in net assets resulting from operations		$(344,522)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended January 31, 2016	Year ended January 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$221,310	$321,615
Net realized gain (loss)	508,669	737,600
Change in net unrealized appreciation (depreciation)	(1,074,501)	(247,403)
Net increase (decrease) in net assets resulting from operations	(344,522)	811,812
Distributions to shareholders from net investment income	(262,218)	(254,884)
Distributions to shareholders from net realized gain	(674,726)	(408,467)
Total distributions	(936,944)	(663,351)
Share transactions - net increase (decrease)	(278,644)	(512,098)
Total increase (decrease) in net assets	(1,560,110)	(363,637)
Net Assets
Beginning of period	8,958,019	9,321,656
End of period (including distributions in excess of net investment income of $2,420 and undistributed net investment income of $55,326, respectively)	$7,397,909	$8,958,019

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Equity-Income Fund

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$57.26	$56.69	$49.72	$42.77	$45.57
Income from Investment Operations
Net investment income (loss)A	1.43	2.00B	1.26	1.32	.89
Net realized and unrealized gain (loss)	(3.91)C	2.87	6.99	6.95	(2.80)
Total from investment operations	(2.48)	4.87	8.25	8.27	(1.91)
Distributions from net investment income	(1.71)D	(1.60)	(1.28)	(1.32)	(.89)
Distributions from net realized gain	(4.51)D	(2.70)	–	–	–
Total distributions	(6.21)E	(4.30)	(1.28)	(1.32)	(.89)
Net asset value, end of period	$48.57	$57.26	$56.69	$49.72	$42.77
Total ReturnF	(4.89)%C	8.53%	16.72%	19.63%	(4.15)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.64%	.63%	.64%	.67%	.68%
Expenses net of fee waivers, if any	.64%	.63%	.64%	.67%	.68%
Expenses net of all reductions	.63%	.63%	.64%	.66%	.67%
Net investment income (loss)	2.55%	3.30%B	2.30%	2.89%	2.04%
Supplemental Data
Net assets, end of period (in millions)	$5,752	$6,686	$6,842	$6,401	$6,844
Portfolio turnover rateI	46 %J	40%	43%	43%	80%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.48 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.51%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been (5.12)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $6.21 per share is comprised of distributions from net investment income of $1.709 and distributions from net realized gain of $4.505 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Equity-Income Fund Class K

Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$57.25	$56.67	$49.70	$42.76	$45.56
Income from Investment Operations
Net investment income (loss)A	1.50	2.07B	1.33	1.38	.95
Net realized and unrealized gain (loss)	(3.92)C	2.88	6.99	6.95	(2.79)
Total from investment operations	(2.42)	4.95	8.32	8.33	(1.84)
Distributions from net investment income	(1.78)D	(1.67)	(1.35)	(1.39)	(.96)
Distributions from net realized gain	(4.51)D	(2.70)	–	–	–
Total distributions	(6.28)E	(4.37)	(1.35)	(1.39)	(.96)
Net asset value, end of period	$48.55	$57.25	$56.67	$49.70	$42.76
Total ReturnF	(4.78)%C	8.68%	16.87%	19.78%	(4.00)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.52%	.52%	.52%	.53%	.53%
Expenses net of fee waivers, if any	.52%	.52%	.52%	.53%	.53%
Expenses net of all reductions	.51%	.51%	.52%	.52%	.52%
Net investment income (loss)	2.67%	3.41%B	2.42%	3.03%	2.19%
Supplemental Data
Net assets, end of period (in millions)	$1,646	$2,272	$2,480	$2,276	$2,106
Portfolio turnover rateI	46 %J	40%	43%	43%	80%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.48 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.63%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.13 per share. Excluding these litigation proceeds, the total return would have been (5.01)%.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $6.28 per share is comprised of distributions from net investment income of $1.777 and distributions from net realized gain of $4.505 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2016
(Amounts in thousands except percentages)

1. Organization.

Fidelity Equity-Income Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Equity-Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, equity-debt classifications, certain conversion ratio adjustments, partnerships, redemptions in-kind, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,014,954
Gross unrealized depreciation	(942,154)
Net unrealized appreciation (depreciation) on securities	$72,800
Tax Cost	$7,358,833

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$4,256
Undistributed long-term capital gain	$89,835
Net unrealized appreciation (depreciation) on securities and other investments	$73,828

The tax character of distributions paid was as follows:

	January 31, 2016	January 31, 2015
Ordinary Income	$285,451	$ 305,772
Long-term Capital Gains	651,493	357,579
Total	$936,944	$ 663,351

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

During the period, the Fund recognized net realized gain (loss) of $24,559 and a change in net unrealized appreciation (depreciation) of $(3,302) related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	113	$ 11,376
Options Opened	344	29,489
Options Exercised	(108)	(10,625)
Options Closed	(138)	(13,910)
Options Expired	(185)	(14,953)
Outstanding at end of period	26	$1,377

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,783,329 and $4,235,461, respectively.

Redemptions In-Kind. During the period, 1,158 shares of the Fund held by an unaffiliated entity were redeemed in-kind for cash and investments, including accrued interest, with a value of $62,186. The net realized gain of $14,316 on investments delivered through the in-kind redemption is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 11: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Equity-Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Equity-Income	$11,119.17
Class K	943.05
	$12,062

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $40 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $13 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,207. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $513, including $10 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $461 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $64 and a portion of class-level operating expenses as follows:

Amount
Equity-Income	$161

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2016	2015
From net investment income
Equity-Income	$199,167	$185,840
Class K	63,051	69,044
Total	$262,218	$254,884
From net realized gain
Equity-Income	$515,493	$303,759
Class K	159,233	104,708
Total	$674,726	$408,467

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended January 31,	2016	2015	2016	2015
Equity-Income
Shares sold	11,557	9,302	$638,905	$561,298
Reinvestment of distributions	12,773	7,949	679,623	465,549
Shares redeemed	(22,666)	(21,182)	(1,259,206)	(1,282,761)
Net increase (decrease)	1,664	(3,931)	$59,322	$(255,914)
Class K
Shares sold	5,714	6,841	$318,377	$413,535
Reinvestment of distributions	4,160	2,965	222,285	173,753
Shares redeemed	(15,663)(a)	(13,872)	(878,628)(a)	(843,472)
Net increase (decrease)	(5,789)	(4,066)	$(337,966)	$(256,184)

 (a) Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Equity-Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Equity-Income Fund (a fund of Fidelity Devonshire Trust) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Equity-Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 17, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2015 to January 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During Period-B August 1, 2015 to January 31, 2016
Equity-Income	.64%
Actual		$1,000.00	$898.00	$3.06
Hypothetical-C		$1,000.00	$1,021.98	$3.26
Class K	.52%
Actual		$1,000.00	$898.50	$2.49
Hypothetical-C		$1,000.00	$1,022.58	$2.65

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Equity-Income Fund voted to pay shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Class K	03/14/16	03/11/16	$0.632

The fund hereby designates as a capital gain dividend with respect to the taxable year ended January 31, 2016, $443,156,099, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.04% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class K designates 29%, 100%, 100% and 100% of the dividends distributed in April, July, October and December 2015, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class K designates 14%, 91%, 89% and 91% of the dividends distributed in April, July, October and December 2015, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

EQU-K-ANN-0316
1.863282.107

Fidelity Advisor® Stock Selector Large Cap Value Fund -

Class A, Class T, Class B and Class C

Annual Report

January 31, 2016

Class A, Class T, Class B and Class C are classes of Fidelity® Stock Selector Large Cap Value Fund

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

For the periods ended January 31, 2016	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(10.84)%	7.59%	2.68%
Class T (incl. 3.50% sales charge)	(9.01)%	7.77%	2.64%
Class B (incl. contingent deferred sales charge)	(10.80)%	7.72%	2.71%
Class C (incl. contingent deferred sales charge)	(7.06)%	8.03%	2.59%

 Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on February 13, 2007. Returns prior to February 13, 2007, are those of Fidelity® Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to February 13, 2007, would have been lower.

 Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on February 13, 2007. Returns prior to February 13, 2007, are those of Fidelity® Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to February 13, 2007, would have been lower.

 Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on February 13, 2007. Returns prior to February 13, 2007, are those of Fidelity® Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to February 13, 2007, would have been lower.

 Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on February 13, 2007. Returns prior to February 13, 2007, are those of Fidelity® Stock Selector Large Cap Value Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to February 13, 2007, would have been lower.

 Class B shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 5%, 2% and 0%, respectively.

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Stock Selector Large Cap Value Fund - Class A on January 31, 2006, and the current 5.75% sales charge was paid.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

See previous page for additional information regarding the performance of Class A.

Period Ending Values
$13,025	Fidelity Advisor® Stock Selector Large Cap Value Fund - Class A
$16,591	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -0.67% for the 12 months ending January 31, 2016. U.S. stocks suffered a steep decline in August and September 2015 over worries about China’s slowing economic growth. Equities sharply reversed course in October, lifted by the U.S. Federal Reserve’s decision to put off raising near-term interest rates until mid-December – further encouraged by an interest rate cut in China and economic stimulus in Europe – only to face renewed fear in the new year. Concern about continued declines in the price of oil, relative strength of the U.S. dollar and fresh worries about China and the Middle East pushed the S&P 500® to its worst January since 2009. Overall, growth-oriented and large-cap stocks fared far better than their value and small-cap counterparts. The tech-heavy Nasdaq Composite Index® gained 0.70% for the year; the Russell 2000® Index, -9.92%. Sector results in the broad S&P 500® saw only four of 10 gain ground. Despite increased competitive pressure among wireless carriers, telecommunication services (+12%) led the way. The consumer staples (+8%) and discretionary (+8%) sectors benefited from rising personal income and low inflation. Information technology (+5%) outpaced the broad market amid strong fundamentals. Energy (-20%) was the worst-performing sector, hurt by depressed commodity prices that also affected materials (-16%).

Comments from Lead Portfolio Manager Matthew Friedman:  For the year, the fund’s share classes (excluding sales charges, if applicable) underperformed the -5.00% return of the benchmark Russell 1000® Value Index. On an absolute basis, the market's preference toward growth-oriented names made it a challenging year for the fund’s value-focused stock-picking approach. Versus the benchmark, security selection overall was positive, however, choices within information technology dragged on the fund’s results. While our picks within the energy sector were a big plus, several of the fund’s energy-related names detracted, as an imbalance of supply/demand dynamics continued to weigh down oil prices. The fund’s biggest individual detractor was state-focused exploration & production (E&P) firm California Resources. Other energy laggards included non-index, Canada-based energy firms Imperial Oil and Suncor Energy – two of the fund’s largest holdings the past year. All three of these stocks suffered double-digit declines. Turning to positives, our picks in the capital goods segment of industrials were a plus. Among individual names, the fund’s out-of-benchmark position in U.K.-based integrated-oil firm BG Group helped the most. The fund was overweighted the stock when it rallied in April after Anglo-Dutch oil and gas company Royal Dutch Shell announced it would acquire BG Group for $70 billion. The deal was not completed by period end, and we sold the stock after it reached our valuation target.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	4.8	4.6
Wells Fargo & Co.	3.3	3.6
Procter & Gamble Co.	2.8	2.3
Johnson & Johnson	2.5	2.4
Chevron Corp.	2.5	2.4
General Electric Co.	2.4	2.8
Suncor Energy, Inc.	2.1	2.3
Imperial Oil Ltd.	2.1	2.4
Qualcomm, Inc.	2.1	2.0
AT&T, Inc.	1.9	1.7
	26.5

Top Five Market Sectors as of January 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	28.6	30.4
Energy	12.6	13.0
Health Care	11.3	12.1
Information Technology	10.9	10.8
Industrials	9.7	9.5

Asset Allocation (% of fund's net assets)

As of January 31, 2016 *
Stocks and Equity Futures	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 14.2%

As of July 31, 2015 *
Stocks and Equity Futures	99.5%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 17.2%

Investments January 31, 2016

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value
CONSUMER DISCRETIONARY - 4.9%
Auto Components - 0.5%
Delphi Automotive PLC	50,200	$3,259,988
Household Durables - 1.0%
Jarden Corp. (a)	45,300	2,403,165
Whirlpool Corp.	35,700	4,797,723
		7,200,888
Leisure Products - 0.2%
Mattel, Inc. (b)	54,500	1,503,655
Media - 1.5%
Charter Communications, Inc. Class A (a)	6,100	1,045,296
Liberty Broadband Corp. Class C (a)	63,587	2,988,589
Twenty-First Century Fox, Inc. Class A	247,500	6,675,075
		10,708,960
Multiline Retail - 1.7%
Kohl's Corp.	62,400	3,104,400
Target Corp.	115,234	8,345,246
		11,449,646

TOTAL CONSUMER DISCRETIONARY		34,123,137

CONSUMER STAPLES - 7.3%
Food & Staples Retailing - 2.9%
Sysco Corp.	57,200	2,277,132
Wal-Mart Stores, Inc.	149,445	9,917,170
Walgreens Boots Alliance, Inc.	100,840	8,038,965
		20,233,267
Food Products - 1.6%
Bunge Ltd.	37,335	2,315,143
ConAgra Foods, Inc.	80,600	3,356,184
The J.M. Smucker Co.	42,842	5,497,485
		11,168,812
Household Products - 2.8%
Procter & Gamble Co.	236,880	19,350,727

TOTAL CONSUMER STAPLES		50,752,806

ENERGY - 12.6%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	180,300	7,844,853
Dril-Quip, Inc. (a)	78,400	4,597,376
		12,442,229
Oil, Gas & Consumable Fuels - 10.8%
Cabot Oil & Gas Corp.	145,400	3,017,050
California Resources Corp. (b)	737,200	1,054,196
Chevron Corp.	204,000	17,639,880
Diamondback Energy, Inc.	88,700	6,701,285
Imperial Oil Ltd.	477,600	14,642,673
PDC Energy, Inc. (a)	132,500	7,535,275
Phillips 66 Co.	109,500	8,776,425
Stone Energy Corp. (a)	198,300	610,764
Suncor Energy, Inc.	620,500	14,696,402
		74,673,950

TOTAL ENERGY		87,116,179

FINANCIALS - 27.7%
Banks - 9.4%
BOK Financial Corp.	5,000	250,050
CIT Group, Inc.	165,700	4,863,295
Comerica, Inc.	60,000	2,058,000
Cullen/Frost Bankers, Inc.	5,000	239,300
First Citizen Bancshares, Inc.	17,200	4,232,232
First Citizen Bancshares, Inc. Class A (a)	10,000	2,460,600
Investors Bancorp, Inc.	160,700	1,878,583
JPMorgan Chase & Co.	104,400	6,211,800
PNC Financial Services Group, Inc.	52,000	4,505,800
Popular, Inc.	98,280	2,470,759
U.S. Bancorp	228,900	9,169,734
UMB Financial Corp.	51,300	2,405,970
Wells Fargo & Co.	451,200	22,663,776
Zions Bancorporation	85,000	1,927,800
		65,337,699
Capital Markets - 4.2%
American Capital Ltd. (a)	70,000	981,400
Fortress Investment Group LLC	536,400	2,263,608
Franklin Resources, Inc.	50,000	1,733,000
GAMCO Investors, Inc. Class A	10,565	307,230
Goldman Sachs Group, Inc.	70,300	11,357,668
Interactive Brokers Group, Inc.	169,600	5,472,992
Invesco Ltd.	184,300	5,516,099
NorthStar Asset Management Group, Inc.	120,000	1,384,800
		29,016,797
Consumer Finance - 0.7%
Discover Financial Services	72,800	3,333,512
Navient Corp.	142,300	1,360,388
		4,693,900
Diversified Financial Services - 4.8%
Berkshire Hathaway, Inc. Class B (a)	254,457	33,020,885
Leucadia National Corp.	15,000	248,400
		33,269,285
Insurance - 5.9%
AFLAC, Inc.	153,150	8,876,574
AMBAC Financial Group, Inc. (a)	180,000	2,527,200
Chubb Ltd.	112,100	12,675,147
National Western Life Group, Inc.	8,350	1,926,596
StanCorp Financial Group, Inc.	52,000	5,962,320
Torchmark Corp.	107,325	5,832,041
Universal Insurance Holdings, Inc. (b)	172,800	3,238,272
		41,038,150
Real Estate Investment Trusts - 0.3%
NorthStar Realty Finance Corp.	175,000	2,077,250
Real Estate Management & Development - 1.2%
Consolidated-Tomoka Land Co.	57,750	2,682,488
Kennedy-Wilson Holdings, Inc.	281,900	5,716,932
		8,399,420
Thrifts & Mortgage Finance - 1.2%
Beneficial Bancorp, Inc. (a)	288,585	3,737,176
Meridian Bancorp, Inc.	344,164	4,835,504
		8,572,680

TOTAL FINANCIALS		192,405,181

HEALTH CARE - 11.3%
Biotechnology - 0.2%
AbbVie, Inc.	30,500	1,674,450
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	152,300	5,764,555
Medtronic PLC	124,394	9,443,992
The Cooper Companies, Inc.	10,700	1,403,305
Zimmer Biomet Holdings, Inc.	24,900	2,471,574
		19,083,426
Health Care Providers & Services - 0.8%
Aetna, Inc.	42,300	4,307,832
Anthem, Inc.	10,000	1,304,900
		5,612,732
Life Sciences Tools & Services - 0.4%
Thermo Fisher Scientific, Inc.	19,800	2,614,788
Pharmaceuticals - 7.1%
Allergan PLC (a)	33,400	9,499,962
Jazz Pharmaceuticals PLC (a)	52,200	6,720,228
Johnson & Johnson	169,400	17,692,136
Merck & Co., Inc.	139,700	7,078,599
Pfizer, Inc.	221,300	6,747,437
Shire PLC sponsored ADR	11,000	1,851,300
		49,589,662

TOTAL HEALTH CARE		78,575,058

INDUSTRIALS - 9.7%
Aerospace & Defense - 3.0%
KLX, Inc. (a)	140,308	4,101,203
L-3 Communications Holdings, Inc.	42,136	4,923,170
Precision Castparts Corp.	34,400	8,082,280
United Technologies Corp.	43,900	3,849,591
		20,956,244
Air Freight & Logistics - 0.3%
FedEx Corp.	13,300	1,767,304
Building Products - 0.6%
Allegion PLC	72,519	4,391,751
Commercial Services & Supplies - 0.1%
Progressive Waste Solution Ltd. (Canada)	24,539	689,979
Construction & Engineering - 0.9%
AECOM (a)	182,446	5,006,318
Jacobs Engineering Group, Inc. (a)	19,718	773,537
		5,779,855
Industrial Conglomerates - 2.4%
General Electric Co.	575,800	16,755,780
Machinery - 1.3%
Caterpillar, Inc. (b)	37,800	2,352,672
Deere & Co.	57,900	4,458,879
Flowserve Corp.	60,658	2,343,825
		9,155,376
Road & Rail - 1.1%
CSX Corp.	329,159	7,577,240

TOTAL INDUSTRIALS		67,073,529

INFORMATION TECHNOLOGY - 10.9%
Communications Equipment - 3.5%
Cisco Systems, Inc.	419,100	9,970,389
Qualcomm, Inc.	311,900	14,141,546
		24,111,935
Electronic Equipment & Components - 0.7%
Jabil Circuit, Inc.	242,448	4,827,140
Internet Software & Services - 0.5%
Yahoo!, Inc. (a)	123,500	3,644,485
Semiconductors & Semiconductor Equipment - 2.8%
Maxim Integrated Products, Inc.	108,400	3,620,560
Micron Technology, Inc. (a)	242,200	2,671,466
NXP Semiconductors NV (a)	108,300	8,098,674
Semtech Corp. (a)	260,900	5,244,090
		19,634,790
Software - 0.7%
Oracle Corp.	130,100	4,723,931
Technology Hardware, Storage & Peripherals - 2.7%
Hewlett Packard Enterprise Co.	376,000	5,173,760
HP, Inc.	688,800	6,688,248
SanDisk Corp.	31,200	2,205,840
Western Digital Corp.	101,000	4,845,980
		18,913,828

TOTAL INFORMATION TECHNOLOGY		75,856,109

MATERIALS - 2.4%
Chemicals - 1.6%
Albemarle Corp. U.S.	48,600	2,558,304
CF Industries Holdings, Inc.	68,300	2,049,000
Eastman Chemical Co.	50,900	3,115,589
Methanex Corp. (b)	70,500	1,879,128
The Dow Chemical Co.	35,100	1,474,200
		11,076,221
Containers & Packaging - 0.4%
Ball Corp.	35,300	2,359,099
Metals & Mining - 0.4%
Compass Minerals International, Inc.	39,300	2,941,605

TOTAL MATERIALS		16,376,925

TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	365,900	13,194,354
Frontier Communications Corp.	553,900	2,520,245
Verizon Communications, Inc.	58,600	2,928,242
		18,642,841
UTILITIES - 6.7%
Electric Utilities - 4.3%
Edison International	98,400	6,081,120
Exelon Corp.	197,500	5,840,075
NextEra Energy, Inc.	77,410	8,647,471
OGE Energy Corp.	106,500	2,793,495
Xcel Energy, Inc.	164,400	6,283,368
		29,645,529
Gas Utilities - 0.3%
Atmos Energy Corp.	35,200	2,436,544
Independent Power and Renewable Electricity Producers - 0.1%
Dynegy, Inc. (a)	88,000	1,041,920
Multi-Utilities - 2.0%
CMS Energy Corp.	194,200	7,550,496
Sempra Energy	63,550	6,021,363
		13,571,859

TOTAL UTILITIES		46,695,852

TOTAL COMMON STOCKS
(Cost $713,873,439)		667,617,617

Nonconvertible Preferred Stocks - 0.9%
FINANCIALS - 0.9%
Real Estate Investment Trusts - 0.9%
Equity Lifestyle Properties, Inc. Series C, 6.75%
(Cost $5,604,931)	231,566	5,877,145
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.31% 4/28/16 (c)
(Cost $349,737)	350,000	349,736
	Shares	Value

Money Market Funds - 3.4%
Fidelity Cash Central Fund, 0.38% (d)	16,525,740	$16,525,740
Fidelity Securities Lending Cash Central Fund, 0.42% (d)(e)	7,246,480	7,246,480
TOTAL MONEY MARKET FUNDS
(Cost $23,772,220)		23,772,220
TOTAL INVESTMENT PORTFOLIO - 100.6%
(Cost $743,600,327)		697,616,718
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(3,884,770)
NET ASSETS - 100%		$693,731,948

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
94 ICE Russell 1000 Value Index Contracts (United States)	March 2016	$8,525,800	$192,091

The face value of futures purchased as a percentage of Net Assets is 1.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $349,736.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$43,199
Fidelity Securities Lending Cash Central Fund	64,381
Total	$107,580

Investment Valuation

The following is a summary of the inputs used, as of January 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$34,123,137	$34,123,137	$--	$--
Consumer Staples	50,752,806	50,752,806	--	--
Energy	87,116,179	87,116,179	--	--
Financials	198,282,326	198,282,326	--	--
Health Care	78,575,058	78,575,058	--	--
Industrials	67,073,529	67,073,529	--	--
Information Technology	75,856,109	75,856,109	--	--
Materials	16,376,925	16,376,925	--	--
Telecommunication Services	18,642,841	18,642,841	--	--
Utilities	46,695,852	46,695,852	--	--
U.S. Government and Government Agency Obligations	349,736	--	349,736	--
Money Market Funds	23,772,220	23,772,220	--	--
Total Investments in Securities:	$697,616,718	$697,266,982	$349,736	$--
Derivative Instruments:
Assets
Futures Contracts	$192,091	$192,091	$--	$--
Total Assets	$192,091	$192,091	$--	$--
Total Derivative Instruments:	$192,091	$192,091	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of January 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$192,091	$0
Total Value of Derivatives	$192,091	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	85.8%
Canada	4.6%
Ireland	4.4%
Switzerland	1.8%
Netherlands	1.2%
Bermuda	1.1%
Others (Individually Less Than 1%)	1.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		January 31, 2016
Assets
Investment in securities, at value (including securities loaned of $7,314,353) — See accompanying schedule: Unaffiliated issuers (cost $719,828,107)	$673,844,498
Fidelity Central Funds (cost $23,772,220)	23,772,220
Total Investments (cost $743,600,327)		$697,616,718
Receivable for investments sold		7,692,776
Receivable for fund shares sold		2,172,876
Dividends receivable		794,047
Distributions receivable from Fidelity Central Funds		19,927
Receivable for daily variation margin for derivative instruments		195,981
Prepaid expenses		1,314
Other receivables		3,908
Total assets		708,497,547
Liabilities
Payable to custodian bank	$892,160
Payable for investments purchased	5,533,374
Payable for fund shares redeemed	567,036
Accrued management fee	315,075
Distribution and service plan fees payable	19,479
Other affiliated payables	140,558
Other payables and accrued expenses	51,437
Collateral on securities loaned, at value	7,246,480
Total liabilities		14,765,599
Net Assets		$693,731,948
Net Assets consist of:
Paid in capital		$900,892,914
Distributions in excess of net investment income		(34,636)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(161,334,141)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(45,792,189)
Net Assets		$693,731,948
Calculation of Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($24,200,894 ÷ 1,574,263 shares)		$15.37
Maximum offering price per share (100/94.25 of $15.37)		$16.31
Class T:
Net Asset Value and redemption price per share ($9,514,703 ÷ 619,311 shares)		$15.36
Maximum offering price per share (100/96.50 of $15.36)		$15.92
Class B:
Net Asset Value and offering price per share ($714,483 ÷ 46,436 shares)(a)		$15.39
Class C:
Net Asset Value and offering price per share ($8,955,832 ÷ 593,645 shares)(a)		$15.09
Stock Selector Large Cap Value:
Net Asset Value, offering price and redemption price per share ($644,181,827 ÷ 41,632,883 shares)		$15.47
Class I:
Net Asset Value, offering price and redemption price per share ($6,164,209 ÷ 400,175 shares)		$15.40

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended January 31, 2016
Investment Income
Dividends		$15,399,701
Interest		621
Income from Fidelity Central Funds		107,580
Total income		15,507,902
Expenses
Management fee
Basic fee	$4,266,736
Performance adjustment	114,392
Transfer agent fees	1,483,589
Distribution and service plan fees	235,864
Accounting and security lending fees	271,909
Custodian fees and expenses	44,477
Independent trustees' compensation	3,388
Registration fees	86,493
Audit	56,362
Legal	2,989
Miscellaneous	5,475
Total expenses before reductions	6,571,674
Expense reductions	(49,603)	6,522,071
Net investment income (loss)		8,985,831
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	72,688,866
Foreign currency transactions	32,754
Futures contracts	1,186,200
Total net realized gain (loss)		73,907,820
Change in net unrealized appreciation (depreciation) on: Investment securities	(116,055,280)
Assets and liabilities in foreign currencies	3,417
Futures contracts	218,822
Total change in net unrealized appreciation (depreciation)		(115,833,041)
Net gain (loss)		(41,925,221)
Net increase (decrease) in net assets resulting from operations		$(32,939,390)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended January 31, 2016	Year ended January 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$8,985,831	$8,585,292
Net realized gain (loss)	73,907,820	56,818,364
Change in net unrealized appreciation (depreciation)	(115,833,041)	7,194,856
Net increase (decrease) in net assets resulting from operations	(32,939,390)	72,598,512
Distributions to shareholders from net investment income	(9,078,643)	(7,672,855)
Share transactions - net increase (decrease)	(83,813,071)	193,619,743
Total increase (decrease) in net assets	(125,831,104)	258,545,400
Net Assets
Beginning of period	819,563,052	561,017,652
End of period (including distributions in excess of net investment income of $34,636 and undistributed net investment income of $20,096, respectively)	$693,731,948	$819,563,052

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund Class A

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.41	$14.72	$12.43	$10.71	$10.72
Income from Investment Operations
Net investment income (loss)A	.15	.15	.13	.20	.14
Net realized and unrealized gain (loss)	(1.03)	1.65	2.35	1.73	.02
Total from investment operations	(.88)	1.80	2.48	1.93	.16
Distributions from net investment income	(.16)	(.11)	(.15)	(.21)	(.17)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	(.16)	(.11)	(.19)B	(.21)	(.17)
Net asset value, end of period	$15.37	$16.41	$14.72	$12.43	$10.71
Total ReturnC,D	(5.40)%	12.25%	20.01%	18.15%	1.58%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.10%	1.07%	1.00%	.87%	.87%
Expenses net of fee waivers, if any	1.10%	1.07%	1.00%	.87%	.87%
Expenses net of all reductions	1.09%	1.07%	1.00%	.85%	.86%
Net investment income (loss)	.90%	.94%	.95%	1.74%	1.38%
Supplemental Data
Net assets, end of period (000 omitted)	$24,201	$26,536	$21,266	$18,234	$18,900
Portfolio turnover rateG	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.19 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.047 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund Class T

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.40	$14.71	$12.44	$10.72	$10.74
Income from Investment Operations
Net investment income (loss)A	.10	.10	.09	.17	.12
Net realized and unrealized gain (loss)	(1.03)	1.66	2.34	1.73	.01
Total from investment operations	(.93)	1.76	2.43	1.90	.13
Distributions from net investment income	(.11)	(.07)	(.11)	(.18)	(.15)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	(.11)	(.07)	(.16)	(.18)	(.15)
Net asset value, end of period	$15.36	$16.40	$14.71	$12.44	$10.72
Total ReturnB,C	(5.71)%	11.95%	19.54%	17.88%	1.26%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.42%	1.39%	1.32%	1.14%	1.14%
Expenses net of fee waivers, if any	1.42%	1.39%	1.32%	1.14%	1.14%
Expenses net of all reductions	1.41%	1.39%	1.31%	1.12%	1.13%
Net investment income (loss)	.58%	.62%	.63%	1.48%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$9,515	$10,469	$8,244	$6,544	$5,603
Portfolio turnover rateF	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the sales charges.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund Class B

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.39	$14.72	$12.44	$10.72	$10.72
Income from Investment Operations
Net investment income (loss)A	.01	.02	.02	.11	.07
Net realized and unrealized gain (loss)	(1.01)	1.65	2.34	1.73	.02
Total from investment operations	(1.00)	1.67	2.36	1.84	.09
Distributions from net investment income	–	–	(.03)	(.12)	(.09)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	–	–	(.08)	(.12)	(.09)
Net asset value, end of period	$15.39	$16.39	$14.72	$12.44	$10.72
Total ReturnB,C	(6.10)%	11.35%	18.94%	17.24%	.86%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.92%	1.89%	1.81%	1.63%	1.62%
Expenses net of fee waivers, if any	1.92%	1.89%	1.80%	1.63%	1.62%
Expenses net of all reductions	1.92%	1.89%	1.80%	1.60%	1.62%
Net investment income (loss)	.07%	.12%	.14%	.99%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$714	$1,355	$1,632	$1,645	$1,819
Portfolio turnover rateF	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund Class C

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.18	$14.53	$12.30	$10.61	$10.63
Income from Investment Operations
Net investment income (loss)A	.01	.02	.02	.11	.07
Net realized and unrealized gain (loss)	(1.00)	1.63	2.31	1.72	.01
Total from investment operations	(.99)	1.65	2.33	1.83	.08
Distributions from net investment income	(.10)	–	(.05)	(.14)	(.10)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	(.10)	–	(.10)	(.14)	(.10)
Net asset value, end of period	$15.09	$16.18	$14.53	$12.30	$10.61
Total ReturnB,C	(6.13)%	11.36%	18.94%	17.32%	.85%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.93%	1.89%	1.81%	1.63%	1.62%
Expenses net of fee waivers, if any	1.93%	1.89%	1.80%	1.63%	1.62%
Expenses net of all reductions	1.93%	1.89%	1.80%	1.61%	1.61%
Net investment income (loss)	.07%	.12%	.14%	.99%	.63%
Supplemental Data
Net assets, end of period (000 omitted)	$8,956	$10,118	$7,789	$5,839	$4,979
Portfolio turnover rateF	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Total returns do not include the effect of the contingent deferred sales charge.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.51	$14.81	$12.51	$10.77	$10.78
Income from Investment Operations
Net investment income (loss)A	.20	.20	.17	.23	.18
Net realized and unrealized gain (loss)	(1.03)	1.66	2.37	1.75	.01
Total from investment operations	(.83)	1.86	2.54	1.98	.19
Distributions from net investment income	(.21)	(.16)	(.19)	(.24)	(.20)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	(.21)	(.16)	(.24)	(.24)	(.20)
Net asset value, end of period	$15.47	$16.51	$14.81	$12.51	$10.77
Total ReturnB	(5.10)%	12.54%	20.31%	18.55%	1.85%
Ratios to Average Net AssetsC,D
Expenses before reductions	.81%	.78%	.72%	.57%	.57%
Expenses net of fee waivers, if any	.81%	.78%	.72%	.57%	.57%
Expenses net of all reductions	.80%	.78%	.71%	.55%	.56%
Net investment income (loss)	1.19%	1.23%	1.23%	2.05%	1.68%
Supplemental Data
Net assets, end of period (000 omitted)	$644,182	$761,542	$518,206	$465,702	$482,950
Portfolio turnover rateE	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Fidelity Stock Selector Large Cap Value Fund Class I

		January 31,
Years ended January 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$16.44	$14.74	$12.46	$10.74	$10.74
Income from Investment Operations
Net investment income (loss)A	.20	.20	.17	.23	.17
Net realized and unrealized gain (loss)	(1.04)	1.66	2.35	1.73	.02
Total from investment operations	(.84)	1.86	2.52	1.96	.19
Distributions from net investment income	(.20)	(.16)	(.19)	(.24)	(.19)
Distributions from net realized gain	–	–	(.05)	–	–
Total distributions	(.20)	(.16)	(.24)	(.24)	(.19)
Net asset value, end of period	$15.40	$16.44	$14.74	$12.46	$10.74
Total ReturnB	(5.14)%	12.58%	20.25%	18.42%	1.92%
Ratios to Average Net AssetsC,D
Expenses before reductions	.82%	.81%	.73%	.61%	.60%
Expenses net of fee waivers, if any	.82%	.81%	.73%	.61%	.60%
Expenses net of all reductions	.81%	.81%	.73%	.58%	.60%
Net investment income (loss)	1.18%	1.20%	1.22%	2.01%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$6,164	$9,544	$3,881	$1,995	$1,519
Portfolio turnover rateE	67%	60%	64%	63%	128%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended January 31, 2016

1. Organization.

Fidelity Stock Selector Large Cap Value Fund (the Fund) is a fund of Fidelity Devonshire Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Stock Selector Large Cap Value and Class I (formerly Institutional Class) shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

During the period, the Board of Trustees approved the conversion of all existing Class B shares into Class A shares, effective on or about July 1, 2016, regardless of the length of times shares have been held.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of January 31, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of January 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$52,245,631
Gross unrealized depreciation	(103,024,270)
Net unrealized appreciation (depreciation) on securities	$(50,778,639)
Tax Cost	$748,395,357

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(156,222,307)
Net unrealized appreciation (depreciation) on securities and other investments	$(50,778,684)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration

2018	$(156,222,307)

The Fund intends to elect to defer to its next fiscal year $35,266 of currency losses recognized during the period November 1, 2015 to January 31, 2016. The Fund intends to elect to defer to its next fiscal year $124,708 of capital losses recognized during the period November 1, 2015 to January 31, 2016.

The tax character of distributions paid was as follows:

	January 31, 2016	January 31, 2015
Ordinary Income	$9,078,643	$ 7,672,855

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts and may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,186,200 and a change in net unrealized appreciation (depreciation) of $218,822 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $500,970,309 and $565,957,856, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Stock Selector Large Cap Value as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .56% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$64,976	$698
Class T	.25%	.25%	52,662	–
Class B	.75%	.25%	10,837	8,147
Class C	.75%	.25%	107,389	15,285
			$235,864	$24,130

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$11,936
Class T	2,817
Class B(a)	768
Class C(a)	1,710
$17,231

 (a) When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$58,391.22
Class T	31,044.29
Class B	3,263.30
Class C	32,900.31
Stock Selector Large Cap Value	1,342,144.19
Class I	15,847.20
	$1,483,589

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $12,687 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,142 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is maintained at the the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $807,694. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $64,381, including $4,028 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $28,774 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $5,894 and a portion of class-level operating expenses as follows:

Amount
Class A	$538
Class T	98
Class B	4
Class C	28
Stock Selector Large Cap Value	14,122
Class I	145
$14,935

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2016	2015
From net investment income
Class A	$247,938	$179,624
Class T	66,187	42,288
Class C	100,122	–
Stock Selector Large Cap Value	8,576,233	7,345,146
Class I	88,163	105,797
Total	$9,078,643	$7,672,855

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended January 31,	2016	2015	2016	2015
Class A
Shares sold	331,048	526,601	$5,512,197	$8,570,139
Reinvestment of distributions	14,824	10,276	235,407	169,354
Shares redeemed	(389,058)	(364,428)	(6,510,850)	(5,933,597)
Net increase (decrease)	(43,186)	172,449	$(763,246)	$2,805,896
Class T
Shares sold	98,719	153,678	$1,650,938	$2,487,311
Reinvestment of distributions	4,138	2,546	65,711	41,953
Shares redeemed	(122,073)	(77,972)	(2,032,878)	(1,265,230)
Net increase (decrease)	(19,216)	78,252	$(316,229)	$1,264,034
Class B
Shares sold	–	3,219	$2	$50,863
Shares redeemed	(36,212)	(31,396)	(608,112)	(505,706)
Net increase (decrease)	(36,212)	(28,177)	$(608,110)	$(454,843)
Class C
Shares sold	627,414	218,002	$10,101,962	$3,485,287
Reinvestment of distributions	6,075	–	94,778	–
Shares redeemed	(665,157)	(128,604)	(10,105,437)	(2,060,274)
Net increase (decrease)	(31,668)	89,398	$91,303	$1,425,013
Stock Selector Large Cap Value
Shares sold	8,102,341	19,378,917	$135,383,965	$319,326,318
Reinvestment of distributions	523,476	431,705	8,373,276	7,157,674
Shares redeemed	(13,116,688)	(8,684,145)	(222,880,353)	(142,899,747)
Net increase (decrease)	(4,490,871)	11,126,477	$(79,123,112)	$183,584,245
Class I
Shares sold	142,790	546,646	$2,313,025	$8,781,914
Reinvestment of distributions	5,311	6,285	84,600	103,694
Shares redeemed	(328,617)	(235,466)	(5,491,302)	(3,890,210)
Net increase (decrease)	(180,516)	317,465	$(3,093,677)	$4,995,398

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Devonshire Trust and the Shareholders of Fidelity Stock Selector Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Stock Selector Large Cap Value Fund (a fund of Fidelity Devonshire Trust) at January 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Stock Selector Large Cap Value Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
March 16, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 170 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and a member of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2002

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2015-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2008

Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Thomas C. Hense (1964)

Year of Election or Appointment: 2008, 2010, or 2015

Vice President

Mr. Hense serves as Vice President of Fidelity Advisor® Multi-Asset Income Fund (2015) and other funds (High Income (2008), Small Cap (2008), and Value (2010) funds), and is an employee of Fidelity Investments (1993-present). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2008

President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)

Year of Election or Appointment: 2013

Deputy Treasurer

Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2014

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), FMR Investment Management (U.K.) Limited (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)

Year of Election or Appointment: 2011

Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments (1991-present). Previously, Mr. Zambello served as Vice President of the Program Management Group of FMR (investment adviser firm, 2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2015 to January 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value August 1, 2015	Ending Account Value January 31, 2016	Expenses Paid During Period-B August 1, 2015 to January 31, 2016
Class A	1.10%
Actual		$1,000.00	$903.10	$5.28
Hypothetical-C		$1,000.00	$1,019.66	$5.60
Class T	1.43%
Actual		$1,000.00	$901.10	$6.85
Hypothetical-C		$1,000.00	$1,018.00	$7.27
Class B	1.92%
Actual		$1,000.00	$899.50	$9.19
Hypothetical-C		$1,000.00	$1,015.53	$9.75
Class C	1.93%
Actual		$1,000.00	$899.30	$9.24
Hypothetical-C		$1,000.00	$1,015.48	$9.80
Stock Selector Large Cap Value	.81%
Actual		$1,000.00	$904.00	$3.89
Hypothetical-C		$1,000.00	$1,021.12	$4.13
Class I	.82%
Actual		$1,000.00	$903.90	$3.94
Hypothetical-C		$1,000.00	$1,021.07	$4.18

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Class A, Class T, and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A, Class T, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

ALCV-ANN-0316
1.838396.106

Item 2.

Code of Ethics

As of the end of the period, January 31, 2016, Fidelity Devonshire Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Advisor Series Equity-Income Fund, Fidelity Series All-Sector Equity Fund, and Fidelity Series Equity-Income Fund (the “Funds”):

Services Billed by Deloitte Entities

January 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Equity-Income Fund	$50,000	$-	$6,800	$1,000
Fidelity Series All-Sector Equity Fund	$49,000	$-	$4,900	$2,700
Fidelity Series Equity-Income Fund	$51,000	$-	$9,900	$3,000

January 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Equity-Income Fund	$47,000	$-	$7,800	$1,000
Fidelity Series All-Sector Equity Fund	$45,000	$-	$4,700	$2,900
Fidelity Series Equity-Income Fund	$47,000	$-	$8,600	$3,200

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Advisor Series Stock Selector Large Cap Value Fund, Fidelity Equity-Income Fund, Fidelity Mid Cap Value Fund, Fidelity Series Stock Selector Large Cap Value Fund and Fidelity Stock Selector Large Cap Value Fund (the “Funds”):

Services Billed by PwC

January 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$47,000	$-	$2,800	$2,000
Fidelity Equity-Income Fund	$76,000	$-	$7,600	$4,500
Fidelity Mid Cap Value Fund	$56,000	$-	$3,500	$2,800
Fidelity Series Stock Selector Large Cap Value Fund	$55,000	$-	$2,800	$4,200
Fidelity Stock Selector Large Cap Value Fund	$54,000	$-	$3,500	$1,900

January 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Series Stock Selector Large Cap Value Fund	$43,000	$-	$3,000	$2,100
Fidelity Equity-Income Fund	$122,000	$-	$7,500	$5,000
Fidelity Mid Cap Value Fund	$52,000	$-	$4,600	$2,400
Fidelity Series Stock Selector Large Cap Value Fund	$52,000	$-	$2,800	$4,500
Fidelity Stock Selector Large Cap Value Fund	$50,000	$-	$9,200	$2,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	January 31, 2016A	January 31, 2015A
Audit-Related Fees	$-	$-
Tax Fees	$10,000	$-
All Other Fees	$-	$650,000

A Amounts may reflect rounding.

Services Billed by PwC

	January 31, 2016A	January 31, 2015A
Audit-Related Fees	$5,695,000	$5,950,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2016 A	January 31, 2015 A
PwC	$6,175,000	$8,145,000
Deloitte Entities	$75,000	$1,830,000

A Amounts may reflect rounding

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Devonshire Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	March 28, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	March 28, 2016